United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-21904

(Investment Company Act File Number)

Federated MDT Series
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 7/31/09

Date of Reporting Period:  Fiscal year ended: 7/31/09

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated MDT All Cap
Core Fund

Established 2002

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Class A Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2009	2008		2007	[1]	2006	[2]	2005
Net Asset Value, Beginning of Period:	$14.05	$16.74		$15.08		$15.26		$13.52
Income From Investment Operations:
Net investment income (loss)	0.06 [3]	0.06		0.02	[3]	0.00	[3,4]	(0.00	) [3,4]
Net realized and unrealized gain (loss) on investments	(4.15)	(1.56)		2.18		0.70		2.85
TOTAL FROM INVESTMENT OPERATIONS	(4.09)	(1.50)		2.20		0.70		2.85
Less Distributions:
Distributions from net investment income	(0.05)	--		--		(0.00	) [4]	(0.03)
Distributions from net realized gain on investments	--	(1.19)		(0.54)		(0.88)		(1.08)
TOTAL DISTRIBUTIONS	(0.05)	(1.19)		(0.54)		(0.88)		(1.11)
Net Asset Value, End of Period	$ 9.91	$14.05		$16.74		$15.08		$15.26
Total Return [5]	(29.07)%	(9.98)%		14.67%		4.59%		21.79%

Ratios to Average Net Assets:
Net expenses	1.34%	1.29%		1.36%		1.50%		1.50%
Net investment income (loss)	0.64%	0.43%		0.13%		0.03%		(0.02)%
Expense waiver/reimbursement [6]	0.14%	0.00	% [7]	0.00	% [7]	0.05%		0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$81,898	$194,867		$201,888		$101,723		$30,336
Portfolio turnover	290%	199%		225%		212%		204%

1 MDT All Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT All Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Beginning with the year ended July 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$13.73		$16.51		$14.99		$15.25
Income From Investment Operations:
Net investment income (loss)	(0.02	) [3]	(0.04)		(0.11	) [3]	(0.10	) [3]
Net realized and unrealized gain (loss) on investments	(4.05)		(1.55)		2.17		0.72
TOTAL FROM INVESTMENT OPERATIONS	(4.07)		(1.59)		2.06		0.62
Less Distributions:
Distributions from net realized gain on investments	--		(1.19)		(0.54)		(0.88)
Net Asset Value, End of Period	$ 9.66		$13.73		$16.51		$14.99
Total Return [4]	(29.64)%		(10.69)%		13.81%		4.01%

Ratios to Average Net Assets:
Net expenses	2.14%		2.08%		2.13%		2.25	% [5]
Net investment income (loss)	(0.17)%		(0.36)%		(0.64)%		(0.72	)% [5]
Expense waiver/reimbursement [6]	0.17%		0.00	% [7]	0.00	% [7]	0.05	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$52,546		$96,601		$104,957		$48,189
Portfolio turnover	290%		199%		225%		212	% [8]

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less than 0.01%.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended
	2009	2008		7/31/2007	[1]
Net Asset Value, Beginning of Period	$14.10	$16.86		$16.82
Income From Investment Operations:
Net investment income (loss)	0.01 [2]	(0.00	) [3]	(0.03)	[2]
Net realized and unrealized gain (loss) on investments	(4.16)	(1.57)		0.61
TOTAL FROM INVESTMENT OPERATIONS	(4.15)	(1.57)		0.58
Less Distributions:
Distributions from net investment income	(0.04)	--		--
Distributions from net realized gain on investments	--	(1.19)		(0.54)
TOTAL DISTRIBUTIONS	(0.04)	(1.19)		(0.54)
Net Asset Value, End of Period	$ 9.91	$14.10		$16.86
Total Return [4]	(29.42)%	(10.34)%		3.52%

Ratios to Average Net Assets:
Net expenses	1.80%	1.75%		1.80	% [5]
Net investment income (loss)	0.15%	(0.00	)% [6]	0.30	% [5]
Expense waiver/reimbursement [7]	0.11%	0.00	% [6]	0.02	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,937	$1,393		$135
Portfolio turnover	290%	199%		225	% [8]

1 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 Represents less than 0.01%.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,164.50	$ 7.19
Class C Shares	$1,000	$1,159.70	$11.46
Class K Shares	$1,000	$1,161.80	$ 9.65
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.15	$ 6.71
Class C Shares	$1,000	$1,014.18	$10.69
Class K Shares	$1,000	$1,015.87	$ 9.00

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.34%
Class C Shares	2.14%
Class K Shares	1.80%

Management's Discussion of Fund Performance (unaudited)

The fund's total return based on net asset value for the fiscal year ended July 31, 2009 was -29.07% for Class A Shares, -29.64% for Class C Shares and -29.42% for Class K Shares. The total returns of the Russell 3000® Index (Russell 3000®) 1 and the Lipper Multi-Cap Core Funds Index, 2 respectively, were -20.21% and -19.00% for the same period. The fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell Index.

1 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2009 domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200® Index, 3 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000® and the Russell Midcap® Indexes, 4,5 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000® Growth Index 6 returning -17.81% as compared to -22.74% for the Russell 3000 Value® Index. 7

3 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

4 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

5 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

The best performing sectors in the Russell 3000® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 3000® Index was stock selection in the Materials and Financials sectors. Additionally, the fund's timely shifts in the Financials sector weighting provided a significant contribution to relative performance. Individual stocks contributing to the fund's performance relative to the Russell 3000® Index included: General Electric Company, BB&T Corporation, Bank of America Corporation and International Business Machines.

The most significant negative factor in the fund's performance relative to the Russell 3000® Index was stock selection in the Consumer Discretionary, Industrials and Health Care sectors. Additionally, an underweight in the Consumer Staples sector and an overweight in the Energy sector detracted significantly from relative performance. Individual stocks detracting from the fund's performance relative to the Russell 3000® Index included: Cummins Engine Incorporated, Monsanto Company, ConocoPhillips and Allstate Corporation.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund 2 (Class A Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2009, compared to the Russell 3000 ® Index (Russell 3000 ® ) 3 and the Lipper Multi-Cap Core Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-32.98%
5 Years	-2.50%
Start of Performance (10/1/2002) [5]	2.93%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50% ..

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT All Cap Core Fund.

3 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

5 The start of performance date was October 1, 2002. Class A Shares of the Fund were offered beginning February 12, 2003. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund's Class A Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. The Fund's Class A Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund 2 (Class C Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2009, compared to the Russell 3000 ® Index (Russell 3000 ® ) 3 and the Lipper Multi-Cap Core Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-30.35%
5 Years	-2.14%
Start of Performance (10/1/2002) [5]	2.99%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT All Cap Core Fund.

3 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

5 The start of performance date was October 1, 2002. Class C Shares of the Fund were offered beginning September 15, 2005. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class C Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. The Fund's Class C Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund (Class K Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2009, compared to the Russell 3000 ® Index (Russell 3000 ® ) 2 and the Lipper Multi-Cap Core Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-29.42%
5 Years	-1.78%
Start of Performance (10/1/2002) [4]	3.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

4 The start of performance date was October 1, 2002. Class K Shares of the Fund were offered beginning December 12, 2006. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the total annual operating expenses applicable to the Fund's Class K Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. The Fund's Class K Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Integrated International Oil	9.8%
Biotechnology	7.1%
Property Liability Insurance	6.8%
Crude Oil & Gas Production	5.1%
Electric Utility	5.1%
Computers - High End	4.9%
Securities Brokerage	4.7%
Undesignated Consumer Cyclicals	4.7%
Services to Medical Professionals	3.9%
Integrated Domestic Oil	3.7%
AT&T Divestiture	3.1%
Software Packaged/Custom	2.9%
Multi-Line Insurance	2.8%
Defense Aerospace	2.5%
Railroad	2.3%
Multi-Industry Capital Goods	2.2%
Diversified Tobacco	1.8%
Internet Services	1.8%

Industry Composition	Percentage of Total Net Assets
Life Insurance	1.7%
Cable TV	1.6%
Ethical Drugs	1.6%
Home Building	1.6%
Defense Electronics	1.1%
Gas Distributor	1.1%
Regional Bank	1.1%
Grocery Chain	1.0%
Tobacco	1.0%
Other [2]	11.4%
Cash Equivalents [3]	1.3%
Other Assets and Liabilities - Net [4]	0.3%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--98.4%
		Advertising--0.0%
1,600		Omnicom Group, Inc.	$54,400
		Agricultural Chemicals--0.2%
7,200		FMC Corp.	350,208
		AT&T Divestiture--3.1%
217,300		AT&T, Inc.	5,699,779
		Auto Original Equipment Manufacturers--0.2%
2,000	[1]	AutoZone, Inc.	307,140
		Biotechnology--7.1%
96,700	[1]	Amgen, Inc.	6,025,377
14,600	[1]	Biogen Idec, Inc.	694,230
7,200	[1]	Cephalon, Inc.	422,280
3,400	[1]	Charles River Laboratories International, Inc.	112,438
123,400	[1]	Gilead Sciences, Inc.	6,037,962
		TOTAL	13,292,287
		Cable TV--1.6%
7,300		Comcast Corp., Class A	108,478
2,800	[1]	Discovery Communications, Inc.	68,600
13,100		Time Warner Cable, Inc.	433,086
57,200		Time Warner, Inc.	1,524,952
38,400	[1]	Viacom, Inc., Class B	889,344
		TOTAL	3,024,460
		Cellular Communications--0.0%
2,100	[1]	NII Holdings, Inc.	48,342
		Clothing Stores--0.5%
13,600	[1]	Children's Place Retail Stores, Inc.	445,672
13,600	[1]	Jos A. Bank Clothiers, Inc.	497,624
4,600		Limited Brands, Inc.	59,524
		TOTAL	1,002,820
		Cogeneration--0.6%
60,000	[1]	Mirant Corp.	1,083,600
		Computer Networking--0.0%
1,400		Black Box Corp.	38,458
Shares			Value
		COMMON STOCKS--continued
		Computer Peripherals--0.6%
33,300	[1]	Lexmark International Group, Class A	$482,184
4,200	[1]	Sandisk Corp.	74,844
19,100	[1]	Synaptics, Inc.	457,827
2,800		Western Union Co.	48,944
		TOTAL	1,063,799
		Computer Services--0.2%
4,300	[1]	Affiliated Computer Services, Inc., Class A	203,863
7,500	[1]	Synnex Corp.	213,150
		TOTAL	417,013
		Computer Stores--0.2%
20,000	[1]	GameStop Corp.	437,800
		Computers - High End--4.9%
77,300		IBM Corp.	9,115,989
		Computers - Low End--0.7%
101,400	[1]	Dell, Inc.	1,356,732
		Contracting--0.1%
5,100	[1]	IHS, Inc., Class A	254,694
		Crude Oil & Gas Production--5.1%
63,400		Apache Corp.	5,322,430
5,100		Chesapeake Energy Corp.	109,344
19,500		Cimarex Energy Co.	697,710
40,800	[1]	Newfield Exploration Co.	1,604,664
56,500		Pioneer Natural Resources, Inc.	1,613,075
7,200	[1]	Stone Energy Corp.	78,192
8,600	[1]	Tetra Technologies, Inc.	66,306
		TOTAL	9,491,721
		Defense Aerospace--2.5%
1,400	[1]	Alliant Techsystems, Inc.	110,208
60,100		Boeing Co.	2,578,891
13,200		Goodrich (B.F.) Co.	677,952
9,700		Lockheed Martin Corp.	725,172
14,100	[1]	TransDigm Group, Inc.	539,889
		TOTAL	4,632,112
Shares			Value
		COMMON STOCKS--continued
		Defense Electronics--1.1%
1,200		Grainger (W.W.), Inc.	$107,892
12,100		L-3 Communications Holdings, Inc.	913,550
12,500		Northrop Grumman Corp.	557,250
8,600		Raytheon Co.	403,770
		TOTAL	1,982,462
		Diversified Leisure--0.0%
100	[1]	Gaylord Entertainment Co.	1,427
		Diversified Tobacco--1.8%
126,200		Altria Group, Inc.	2,212,286
1,500	[1]	Lorillard, Inc.	110,580
24,100		Reynolds American, Inc.	1,048,591
		TOTAL	3,371,457
		Electric Utility--5.1%
38,100		Ameren Corp.	968,883
48,500		CMS Energy Corp.	627,590
6,100		CenterPoint Energy, Inc.	73,505
4,000		DPL, Inc.	95,800
20,000		DTE Energy Co.	689,200
16,300		Dominion Resources, Inc.	550,940
17,300		Duke Energy Corp.	267,804
22,300		Edison International	720,736
5,800		Entergy Corp.	465,914
2,400		ITC Holdings Corp.	114,480
10,100		Idacorp, Inc.	279,972
6,700		NiSource, Inc.	86,363
8,600		OGE Energy Corp.	258,860
5,900		PPL Corp.	199,361
6,200		Pinnacle West Capital Corp.	198,152
36,900		Public Service Enterprises Group, Inc.	1,197,405
48,000		Sempra Energy	2,516,640
7,400		UniSource Energy Corp.	204,240
		TOTAL	9,515,845
		Electronic & Electrical Original Equipment Manufacturers--0.3%
26,000		Molex, Inc.	461,760
Shares			Value
		COMMON STOCKS--continued
		Electronic Instruments--0.0%
2,600		Garmin Ltd.	$71,916
		Ethical Drugs--1.6%
128,200		Bristol-Myers Squibb Co.	2,787,068
7,400	[1]	Valeant Pharmaceuticals International	190,920
		TOTAL	2,977,988
		Financial Services--0.3%
1,200		Blackrock, Inc.	228,648
3,500		Equifax, Inc.	91,175
4,900	[1]	MSCI, Inc., Class A	136,955
1,800		Moody's Corp.	42,732
		TOTAL	499,510
		Furniture--0.1%
9,700		Leggett and Platt, Inc.	168,295
		Gas Distributor--1.1%
4,900		AGL Resources, Inc.	164,738
23,100		Energen Corp.	954,492
4,100		ONEOK, Inc.	135,710
43,800	[1]	Southern Union Co.	848,844
		TOTAL	2,103,784
		Generic Drugs--0.9%
123,700	[1]	Mylan Laboratories, Inc.	1,631,603
		Grocery Chain--1.0%
43,800		Kroger Co.	936,444
53,200		Safeway, Inc.	1,007,076
		TOTAL	1,943,520
		Home Building--1.6%
69,000		Lennar Corp., Class A	816,960
111,400	[1]	Toll Brothers, Inc.	2,178,984
		TOTAL	2,995,944
		Home Health Care--0.5%
14,800	[1]	Amerigroup Corp.	365,264
4,000	[1]	Gentiva Health Services, Inc.	85,120
11,200	[1]	LHC Group, Inc.	328,720
3,200	[1]	Lincare Holdings, Inc.	83,776
		TOTAL	862,880
Shares			Value
		COMMON STOCKS--continued
		Home Products--0.0%
800		Church and Dwight, Inc.	$47,184
		Hotels--0.0%
4,400		Wyndham Worldwide Corp.	61,380
		Household Appliances--0.1%
1,700		Whirlpool Corp.	97,053
		Industrial Machinery--0.2%
19,000	[1]	Terex Corp.	288,420
		Insurance Brokerage--0.2%
4,000		Aspen Insurance Holdings Ltd.	99,480
8,100		Axis Capital Holdings Ltd.	230,526
1,400		Endurance Specialty Holdings Ltd.	46,718
		TOTAL	376,724
		Integrated Domestic Oil--3.7%
157,800		ConocoPhillips	6,897,438
		Integrated International Oil--9.8%
134,400		Chevron Corp.	9,336,768
126,100		Exxon Mobil Corp.	8,876,179
		TOTAL	18,212,947
		Internet Services--1.8%
11,300	[1]	Amazon.com, Inc.	969,088
49,200	[1]	NetFlix, Inc.	2,161,848
2,000	[1]	Priceline.com, Inc.	259,240
		TOTAL	3,390,176
		Life Insurance--1.7%
1,800		StanCorp Financial Group, Inc.	61,956
77,400		Torchmark Corp.	3,023,244
		TOTAL	3,085,200
		Long-Term Care Centers--0.1%
9,600	[1]	Kindred Healthcare, Inc.	134,784
		Maritime--0.2%
9,300		Overseas Shipholding Group, Inc.	319,455
		Medical Supplies--0.9%
14,500	[1]	American Medical Systems Holdings, Inc.	221,705
28,600		McKesson HBOC, Inc.	1,462,890
		TOTAL	1,684,595
Shares			Value
		COMMON STOCKS--continued
		Medical Technology--0.4%
2,800	[1]	Gen-Probe, Inc.	$103,936
12,100	[1]	Zimmer Holdings, Inc.	563,860
		TOTAL	667,796
		Metal Containers--0.1%
4,400		Ball Corp.	212,784
		Metal Fabrication--0.0%
1,300	[1]	RTI International Metals	23,088
		Miscellaneous Communications--0.2%
13,500	[1]	Leap Wireless International, Inc.	323,325
		Miscellaneous Components--0.2%
5,500	[1]	International Rectifier Corp.	91,080
17,100	[1]	Qlogic Corp.	223,155
		TOTAL	314,235
		Miscellaneous Machinery--0.1%
4,700		SPX Corp.	248,254
		Mortgage and Title--0.0%
18,600		Radian Group, Inc.	61,938
		Multi-Industry Capital Goods--2.2%
49,800		KBR, Inc.	1,055,262
56,700		United Technologies Corp.	3,088,449
		TOTAL	4,143,711
		Multi-Line Insurance--2.8%
31,300		AON Corp.	1,234,785
22,700		CIGNA Corp.	644,680
4,200	[1]	CNA Financial Corp.	71,610
3,500		Harleysville Group, Inc.	108,570
2,800		Infinity Property & Casualty	116,312
12,000		Montpelier Re Holdings Ltd.	188,160
600	[1]	Navigators Group, Inc.	29,586
133,400		UNUM Group	2,503,918
13,000		Zenith National Insurance Corp.	310,310
		TOTAL	5,207,931
		Mutual Fund Adviser--0.1%
2,900	[1]	Affiliated Managers Group	191,458
		Office Equipment--0.1%
12,200		Pitney Bowes, Inc.	251,930
Shares			Value
		COMMON STOCKS--continued
		Oil Service, Explore & Drill--0.2%
10,500	[1]	Global Industries Ltd.	$71,715
4,300	[1]	Seacor Holdings, Inc.	341,764
		TOTAL	413,479
		Oil Well Supply--0.1%
4,000	[1]	Dresser-Rand Group, Inc.	116,440
		Optical Reading Equipment--0.1%
5,700	[1]	Zebra Technologies Corp., Class A	139,308
		Outpatient Clinics--0.0%
1,400	[1]	DaVita, Inc.	69,580
		Packaged Foods--0.5%
11,100		Campbell Soup Co.	344,433
20,100		Kraft Foods, Inc., Class A	569,634
		TOTAL	914,067
		Paint & Related Materials--0.0%
3,200		Fuller (H.B.) Co.	64,512
		Paper Products--0.1%
2,700		Clearwater Paper Corp.	108,189
5,400		Glatfelter (P.H.) Co.	55,890
		TOTAL	164,079
		Personal Loans--0.1%
6,800	[1]	World Acceptance Corp.	161,296
		Personnel Agency--0.2%
6,000	[1]	Hewitt Associates, Inc.	179,580
2,500		Maximus, Inc.	106,550
		TOTAL	286,130
		Plastic Containers--0.3%
15,200	[1]	Owens-Illinois, Inc.	515,888
		Pollution Control--0.0%
1,400	[1]	Stericycle, Inc.	71,680
		Property Liability Insurance--6.8%
22,700		Allied World Assurance Holdings Ltd.	986,542
43,300		American Financial Group, Inc.	1,056,087
5,600	[1]	Arch Capital Group Ltd.	348,264
36,400		Chubb Corp.	1,680,952
Shares			Value
		COMMON STOCKS--continued
		Property Liability Insurance--continued
2,000		Everest Re Group Ltd.	$160,440
6,600		HCC Insurance Holdings, Inc.	165,660
4,300		Platinum Underwriters Holdings Ltd.	145,125
1,300	[1]	ProAssurance Corp.	66,014
6,000		RenaissanceRe Holdings Ltd.	301,500
176,100		The Travelers Cos., Inc.	7,584,627
4,800		Transatlantic Holdings, Inc.	227,088
		TOTAL	12,722,299
		Psychiatric Centers--0.1%
2,600	[1]	Magellan Health Services, Inc.	84,136
1,200	[1]	Psychiatric Solutions, Inc.	32,424
		TOTAL	116,560
		Railroad--2.3%
47,500		CSX Corp.	1,905,700
41,100		Union Pacific Corp.	2,364,072
		TOTAL	4,269,772
		Regional Bank--1.1%
7,400		Central Pacific Financial Corp.	16,058
78,000		Comerica, Inc.	1,859,520
6,500		Oriental Financial Group	91,715
9,400		Synovus Financial Corp.	32,994
8,400	[1]	TFS Financial Corp.	93,240
		TOTAL	2,093,527
		Restaurant--0.3%
6,900	[1]	Green Mountain Coffee, Inc.	486,036
		Roofing & Wallboard--0.0%
800	[1]	Beacon Roofing Supply, Inc.	13,416
		Securities Brokerage--4.7%
52,900		Goldman Sachs Group, Inc.	8,638,570
3,300	[1]	TD Ameritrade Holding Corp.	61,182
		TOTAL	8,699,752
Shares			Value
		COMMON STOCKS--continued
		Semiconductor Distribution--0.0%
3,800	[1]	Tyler Technologies, Inc.	$58,520
		Services to Medical Professionals--3.9%
56,500	[1]	Health Net, Inc.	764,445
15,500	[1]	Humana, Inc.	509,175
46,900		Omnicare, Inc.	1,119,503
1,600	[1]	PharMerica Corp.	33,536
4,700		Quest Diagnostics, Inc.	256,714
79,100		UnitedHealth Group, Inc.	2,219,546
44,600	[1]	Wellpoint, Inc.	2,347,744
		TOTAL	7,250,663
		Shoes--0.1%
7,300	[1]	Genesco, Inc.	158,556
		Software Packaged/Custom--2.9%
32,800		CA, Inc.	693,392
13,800	[1]	Computer Sciences Corp.	664,746
18,700	[1]	DST Systems, Inc.	828,971
17,200	[1]	Oracle Corp.	380,636
8,100	[1]	Quest Software, Inc.	119,394
98,300	[1]	Red Hat, Inc.	2,244,189
10,200		Rovi Corp.	266,832
14,600	[1]	Symantec Corp.	217,978
2,200	[1]	Synopsys, Inc.	43,956
		TOTAL	5,460,094
		Specialty Retailing--0.7%
44,700	[1]	Big Lots, Inc.	1,029,888
8,600	[1]	Cabela's, Inc., Class A	139,406
5,300	[1]	Conn's, Inc.	66,833
9,800	[1]	Zale Corp.	58,016
		TOTAL	1,294,143
Shares			Value
		COMMON STOCKS--continued
		Stainless Steel Producer--0.1%
6,800		Carpenter Technology Corp.	$127,092
		Technology Services--0.0%
1,800		Lender Processing Services	61,524
		Telecommunication Equipment & Services--0.1%
10,100	[1]	Amdocs Ltd.	241,592
		Telecommunications--0.1%
18,800	[1]	MetroPCS Communications, Inc.	222,780
		Tobacco--1.0%
40,200		Philip Morris International, Inc.	1,873,320
		Undesignated Consumer Cyclicals--4.7%
2,500	[1]	Alliance Data Systems Corp.	127,500
22,900	[1]	Apollo Group, Inc., Class A	1,581,016
700	[1]	Capella Education Co.	45,052
36,800	[1]	Corinthian Colleges, Inc.	568,192
8,100		DeVRY, Inc.	402,894
8,600	[1]	FTI Consulting, Inc.	468,098
2,400		Herbalife Ltd.	82,584
43,500	[1]	ITT Educational Services, Inc.	4,234,725
32,600	[1]	Iron Mountain, Inc.	952,246
600		Strayer Education, Inc.	127,428
4,500	[1]	TeleTech Holdings, Inc.	75,240
1,800	[1]	Weight Watchers International, Inc.	50,184
		TOTAL	8,715,159
		Undesignated Consumer Staples--0.0%
4,800		Block (H&R), Inc.	80,112
		Undesignated Health--0.0%
2,900	[1]	HealthSouth Corp.	41,760
		TOTAL COMMON STOCKS (IDENTIFIED COST $172,566,699)	183,404,687
Shares			Value
		MUTUAL FUND--1.3%
2,526,822	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	$2,526,822
		TOTAL INVESTMENTS--99.7% (IDENTIFIED COST $175,093,521) [4]	185,931,509
		OTHER ASSETS AND LIABILITIES - NET--0.3% [5]	480,950
		TOTAL NET ASSETS--100%	$186,412,459

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $177,609,817.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$180,651,717	$--	$--	$180,651,717
International	2,752,970	--	--	2,752,970
Mutual Fund	2,526,822	--	--	2,526,822
TOTAL SECURITIES	$185,931,509	$--	$--	$185,931,509

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $2,526,822 of investments in an affiliated issuer (Note 5) (identified cost $175,093,521)		$185,931,509
Income receivable		199,570
Receivable for investments sold		3,230,290
Receivable for shares sold		258,474
TOTAL ASSETS		189,619,843
Liabilities:
Payable for investments purchased	$2,173,607
Payable for shares redeemed	740,977
Payable for transfer and dividend disbursing agent fees and expenses	123,085
Payable for Directors'/Trustees' fees	1,280
Payable for distribution services fee (Note 5)	33,027
Payable for shareholder services fee (Note 5)	62,950
Accrued expenses	72,458
TOTAL LIABILITIES		3,207,384
Net assets for 18,898,597 shares outstanding		$186,412,459
Net Assets Consist of:
Paid-in capital		$343,247,936
Net unrealized appreciation of investments		10,837,988
Accumulated net realized loss on investments		(168,807,914)
Undistributed net investment income		1,134,449
TOTAL NET ASSETS		$186,412,459

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($50,031,068 ÷ 4,993,790 shares outstanding), no par value, unlimited shares authorized	$10.02
Offering price per share	$10.02
Redemption proceeds per share	$10.02
Class A Shares:
Net asset value per share ($81,898,381 ÷ 8,268,384 shares outstanding), no par value, unlimited shares authorized	$9.91
Offering price per share (100/94.50 of $9.91)	$10.49
Redemption proceeds per share	$9.91
Class C Shares:
Net asset value per share ($52,545,540 ÷ 5,440,890 shares outstanding), no par value, unlimited shares authorized	$9.66
Offering price per share	$9.66
Redemption proceeds per share (99.00/100 of $9.66)	$9.56
Class K Shares:
Net asset value per share ($1,937,470 ÷ 195,533 shares outstanding), no par value, unlimited shares authorized	$9.91
Offering price per share	$9.91
Redemption proceeds per share	$9.91

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $47,296 received from an affilaited issuer (Note 5) and net of foreign taxes withheld of $1,097)		$4,557,902
Expenses:
Investment adviser fee (Note 5)	$1,731,691
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	60,782
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	95,460
Transfer and dividend disbursing agent fees and expenses--Class A Shares	245,696
Transfer and dividend disbursing agent fees and expenses--Class C Shares	177,128
Transfer and dividend disbursing agent fees and expenses--Class K Shares	5,804
Directors'/Trustees' fees	5,068
Auditing fees	22,500
Legal fees	4,425
Portfolio accounting fees	109,644
Distribution services fee--Class C Shares (Note 5)	451,006
Distribution services fee--Class K Shares (Note 5)	7,592
Shareholder services fee--Class A Shares (Note 5)	280,104
Shareholder services fee--Class C Shares (Note 5)	150,152
Account administration fee--Class A Shares	454
Account administration fee--Class C Shares	183
Share registration costs	66,147
Printing and postage	61,084
Insurance premiums	5,171
Interest expense	416
Miscellaneous	6,734
TOTAL EXPENSES	3,757,241

Statement of Operations - continued

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(171,862)
Waiver of administrative personnel and services fee	(52,689)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Shares	(13,546)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares	(53,854)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares	(42,911)
TOTAL WAIVERS AND REIMBURSEMENTS		$(334,862)
Net expenses			$3,422,379
Net investment income			1,135,523
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(143,221,360)
Net change in unrealized depreciation of investments			24,032,186
Net realized and unrealized loss on investments			(119,189,174)
Change in net assets resulting from operations			$(118,053,651)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,135,523	$1,186,226
Net realized loss on investments	(143,221,360)	(25,156,859)
Net change in unrealized appreciation/depreciation of investments	24,032,186	(20,313,246)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(118,053,651)	(44,283,879)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(512,513)	--
Class A Shares	(664,841)	--
Class C Shares	--	--
Class K Shares	(5,889)	--
Distributions from net realized gain on investments
Institutional Shares	--	(6,297,925)
Class A Shares	--	(14,822,479)
Class C Shares	--	(7,853,780)
Class K Shares	--	(32,808)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,183,243)	(29,006,992)
Share Transactions:
Proceeds from sale of shares	69,074,805	148,687,842
Net asset value of shares issued to shareholders in payment of distributions declared	1,060,033	25,603,826
Cost of shares redeemed	(144,027,671)	(113,566,093)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(73,892,833)	60,725,575
Change in net assets	(193,129,727)	(12,565,296)
Net Assets:
Beginning of period	379,542,186	392,107,482
End of period (including undistributed net investment income of $1,134,449 and $1,186,226, respectively)	$186,412,459	$379,542,186

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT All Cap Core Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,232,749	$20,668,288	2,316,132	$37,878,322
Shares issued to shareholders in payment of distributions declared	45,422	417,427	306,108	5,075,279
Shares redeemed	(3,379,111)	(32,553,562)	(1,569,357)	(25,328,179)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,100,940)	$(11,467,847)	1,052,883	$17,625,422

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,576,090	$35,336,951	4,864,131	$77,675,376
Shares issued to shareholders in payment of distributions declared	69,892	636,717	864,495	14,186,366
Shares redeemed	(9,247,124)	(84,976,792)	(3,920,927)	(61,812,706)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,601,142)	$(49,003,124)	1,807,699	$30,049,036

Year Ended July 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,152,913	$10,952,306	1,978,773	$31,441,573
Shares issued to shareholders in payment of distributions declared	--	--	391,649	6,309,458
Shares redeemed	(2,748,508)	(25,404,032)	(1,692,463)	(26,152,035)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,595,595)	$(14,451,726)	677,959	$11,598,996

Year Ended July 31	2009		2008
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	219,186	$2,117,260	106,180	$1,692,571
Shares issued to shareholders in payment of distributions declared	644	5,889	1,982	32,723
Shares redeemed	(123,095)	(1,093,285)	(17,383)	(273,173)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	96,735	$1,029,864	90,779	$1,452,121
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(8,200,942)	$(73,892,833)	3,629,320	$60,725,575

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for a litigation payment and distributions.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,456)	$(4,057)	$5,513

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008
Ordinary income [1]	$1,183,243	$21,537,947
Long-term capital gains	$ --	$ 7,469,045

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,134,449
Net unrealized appreciation	$8,321,692
Capital loss carryforwards and deferrals	$(166,291,618)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $177,609,817. The net unrealized appreciation of investments for federal tax purposes was $8,321,692. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,167,671 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,845,979.

At July 31, 2009, the Fund had a capital loss carryforward of $79,106,604 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$ 3,647,165
2017	$75,459,439

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $87,185,014 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for certain classes of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.25%
Class A Shares	1.50%
Class C Shares	2.25%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $169,537 of its fee. In addition, for the year ended July 31, 2009, an affiliate of the Adviser reimbursed $110,311 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, the net fee paid to FAS was 0.094% of average daily net assets of the Fund. FAS waived $52,689 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $77,563 of fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $14,892 in sales charges from the sale of Class A Shares. FSC also retained $8,490 of CDSC relating to redemptions of class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.02%, 1.30%, 2.09% and 1.76%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $2,325. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	1,891,293	64,988,742	64,353,213	2,526,822	$2,526,822	$47,296

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$679,541,445
Sales	$752,899,505

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2009, 100% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2009, 100% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT ALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT All Cap Core Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year in the period ended July 31, 2005 were audited by another independent registered public accounting firm whose report, dated September 19, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein for the years ended July 31, 2009, 2008, 2007 and 2006, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2009

FEDERATED MDT ALL CAP CORE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period, underperformed its benchmark index for the three-year period and underperformed its benchmark index for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are highly important in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT All CapCore Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R106
Cusip 31421R205
Cusip 31421R304

37309 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT All Cap
Core fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2009	2008		2007 [1]	2006 [2]	2005
Net Asset Value, Beginning of Period	$14.22	$16.88		$15.17	$15.32	$13.55
Income From Investment Operations:
Net investment income	0.09 [3]	0.10		0.07 [3]	0.05 [3]	0.03 [3]
Net realized and unrealized gain (loss) on investments	(4.20)	(1.57)		2.18	0.70	2.87
TOTAL FROM INVESTMENT OPERATIONS	(4.11)	(1.47)		2.25	0.75	2.90
Less Distributions:
Distributions from net investment income	(0.09)	--		--	(0.02)	(0.05)
Distributions from net realized gain on investments	--	(1.19)		(0.54)	(0.88)	(1.08)
TOTAL DISTRIBUTIONS	(0.09)	(1.19)		(0.54)	(0.90)	(1.13)
Net Asset Value, End of Period	$10.02	$14.22		$16.88	$15.17	$15.32
Total Return [4]	(28.84)%	(9.71)%		14.92%	4.85%	22.14%

Ratios to Average Net Assets:
Net expenses	1.06%	1.01%		1.07%	1.25%	1.25%
Net investment income	0.90%	0.72%		0.40%	0.28%	0.23%
Expense waiver/reimbursement [5]	0.12%	0.00	% [6]	0.01%	0.05%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$50,031	$86,681		$85,128	$42,656	$43,782
Portfolio turnover	290%	199%		225%	212%	204%

1 MDT All Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT All Cap Core Fund (the "Fund"), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Beginning with the year ended July 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual	$1,000	$1,166.50	$5.69
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.54	$5.31

1 Expenses are equal to the Fund's annualized net expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

Management's Discussion of Fund Performance (unaudited)

The fund's total return for the fiscal year ended July 31, 2009 was -28.84%. The total returns of the Russell 3000® Index (Russell 3000®) 1 and the Lipper Multi-Cap Core Funds Index, 2 respectively, were -20.21% and -19.00% for the same period. The Fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell Index.

1 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.

2 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2009 domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200® Index, 3 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000® and the Russell Midcap® Indexes, 4,5 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000® Growth Index 6 returning -17.81% as compared to -22.74% for the Russell 3000 Value® Index. 7

The best performing sectors in the Russell 3000® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

3 Russell Top 2000® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

4 The Russell 2000® Index measures the performance of the 22,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

5 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 3000® Index was stock selection in the Materials and Financials sectors. Additionally, the fund's timely shifts in the Financials sector weighting provided a significant contribution to relative performance. Individual stocks contributing to the fund's performance relative to the Russell 3000® Index included: General Electric Company, BB&T Corporation, Bank of America Corporation and International Business Machines.

The most significant negative factor in the fund's performance relative to the Russell 3000® Index was stock selection in the Consumer Discretionary, Industrials and Health Care sectors. Additionally, an underweight in the Consumer Staples sector and an overweight in the Energy sector detracted significantly from relative performance. Individual stocks detracting from the fund's performance relative to the Russell 3000® Index included: Cummins Engine Incorporated, Monsanto Company, ConocoPhillips and Allstate Corporation.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund 2 (Institutional Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2009, compared to the Russell 3000 ® Index (Russell 3000 ® ) 3 and the Lipper Multi-Cap Core Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-28.84%
5 Years	-1.11%
Start of Performance (10/1/2002)	4.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT All Cap Core Fund.

3 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Integrated International Oil	9.8%
Biotechnology	7.1%
Property Liability Insurance	6.8%
Crude Oil & Gas Production	5.1%
Electric Utility	5.1%
Computers - High End	4.9%
Securities Brokerage	4.7%
Undesignated Consumer Cyclicals	4.7%
Services to Medical Professionals	3.9%
Integrated Domestic Oil	3.7%
AT&T Divestiture	3.1%
Software Packaged/Custom	2.9%
Multi-Line Insurance	2.8%
Defense Aerospace	2.5%
Railroad	2.3%
Multi-Industry Capital Goods	2.2%
Diversified Tobacco	1.8%
Internet Services	1.8%

Industry Composition	Percentage of Total Net Assets
Life Insurance	1.7%
Cable TV	1.6%
Ethical Drugs	1.6%
Home Building	1.6%
Defense Electronics	1.1%
Gas Distributor	1.1%
Regional Bank	1.1%
Grocery Chain	1.0%
Tobacco	1.0%
Other [2]	11.4%
Cash Equivalents [3]	1.3%
Other Assets and Liabilities - Net [4]	0.3%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--98.4%
		Advertising--0.0%
1,600		Omnicom Group, Inc.	$54,400
		Agricultural Chemicals--0.2%
7,200		FMC Corp.	350,208
		AT&T Divestiture--3.1%
217,300		AT&T, Inc.	5,699,779
		Auto Original Equipment Manufacturers--0.2%
2,000	[1]	AutoZone, Inc.	307,140
		Biotechnology--7.1%
96,700	[1]	Amgen, Inc.	6,025,377
14,600	[1]	Biogen Idec, Inc.	694,230
7,200	[1]	Cephalon, Inc.	422,280
3,400	[1]	Charles River Laboratories International, Inc.	112,438
123,400	[1]	Gilead Sciences, Inc.	6,037,962
		TOTAL	13,292,287
		Cable TV--1.6%
7,300		Comcast Corp., Class A	108,478
2,800	[1]	Discovery Communications, Inc.	68,600
13,100		Time Warner Cable, Inc.	433,086
57,200		Time Warner, Inc.	1,524,952
38,400	[1]	Viacom, Inc., Class B	889,344
		TOTAL	3,024,460
		Cellular Communications--0.0%
2,100	[1]	NII Holdings, Inc.	48,342
		Clothing Stores--0.5%
13,600	[1]	Children's Place Retail Stores, Inc.	445,672
13,600	[1]	Jos A. Bank Clothiers, Inc.	497,624
4,600		Limited Brands, Inc.	59,524
		TOTAL	1,002,820
		Cogeneration--0.6%
60,000	[1]	Mirant Corp.	1,083,600
		Computer Networking--0.0%
1,400		Black Box Corp.	38,458
Shares			Value
		COMMON STOCKS--continued
		Computer Peripherals--0.6%
33,300	[1]	Lexmark International Group, Class A	$482,184
4,200	[1]	Sandisk Corp.	74,844
19,100	[1]	Synaptics, Inc.	457,827
2,800		Western Union Co.	48,944
		TOTAL	1,063,799
		Computer Services--0.2%
4,300	[1]	Affiliated Computer Services, Inc., Class A	203,863
7,500	[1]	Synnex Corp.	213,150
		TOTAL	417,013
		Computer Stores--0.2%
20,000	[1]	GameStop Corp.	437,800
		Computers - High End--4.9%
77,300		IBM Corp.	9,115,989
		Computers - Low End--0.7%
101,400	[1]	Dell, Inc.	1,356,732
		Contracting--0.1%
5,100	[1]	IHS, Inc., Class A	254,694
		Crude Oil & Gas Production--5.1%
63,400		Apache Corp.	5,322,430
5,100		Chesapeake Energy Corp.	109,344
19,500		Cimarex Energy Co.	697,710
40,800	[1]	Newfield Exploration Co.	1,604,664
56,500		Pioneer Natural Resources, Inc.	1,613,075
7,200	[1]	Stone Energy Corp.	78,192
8,600	[1]	Tetra Technologies, Inc.	66,306
		TOTAL	9,491,721
		Defense Aerospace--2.5%
1,400	[1]	Alliant Techsystems, Inc.	110,208
60,100		Boeing Co.	2,578,891
13,200		Goodrich (B.F.) Co.	677,952
9,700		Lockheed Martin Corp.	725,172
14,100	[1]	TransDigm Group, Inc.	539,889
		TOTAL	4,632,112
Shares			Value
		COMMON STOCKS--continued
		Defense Electronics--1.1%
1,200		Grainger (W.W.), Inc.	$107,892
12,100		L-3 Communications Holdings, Inc.	913,550
12,500		Northrop Grumman Corp.	557,250
8,600		Raytheon Co.	403,770
		TOTAL	1,982,462
		Diversified Leisure--0.0%
100	[1]	Gaylord Entertainment Co.	1,427
		Diversified Tobacco--1.8%
126,200		Altria Group, Inc.	2,212,286
1,500	[1]	Lorillard, Inc.	110,580
24,100		Reynolds American, Inc.	1,048,591
		TOTAL	3,371,457
		Electric Utility--5.1%
38,100		Ameren Corp.	968,883
48,500		CMS Energy Corp.	627,590
6,100		CenterPoint Energy, Inc.	73,505
4,000		DPL, Inc.	95,800
20,000		DTE Energy Co.	689,200
16,300		Dominion Resources, Inc.	550,940
17,300		Duke Energy Corp.	267,804
22,300		Edison International	720,736
5,800		Entergy Corp.	465,914
2,400		ITC Holdings Corp.	114,480
10,100		Idacorp, Inc.	279,972
6,700		NiSource, Inc.	86,363
8,600		OGE Energy Corp.	258,860
5,900		PPL Corp.	199,361
6,200		Pinnacle West Capital Corp.	198,152
36,900		Public Service Enterprises Group, Inc.	1,197,405
48,000		Sempra Energy	2,516,640
7,400		UniSource Energy Corp.	204,240
		TOTAL	9,515,845
		Electronic & Electrical Original Equipment Manufacturers--0.3%
26,000		Molex, Inc.	461,760
Shares			Value
		COMMON STOCKS--continued
		Electronic Instruments--0.0%
2,600		Garmin Ltd.	$71,916
		Ethical Drugs--1.6%
128,200		Bristol-Myers Squibb Co.	2,787,068
7,400	[1]	Valeant Pharmaceuticals International	190,920
		TOTAL	2,977,988
		Financial Services--0.3%
1,200		Blackrock, Inc.	228,648
3,500		Equifax, Inc.	91,175
4,900	[1]	MSCI, Inc., Class A	136,955
1,800		Moody's Corp.	42,732
		TOTAL	499,510
		Furniture--0.1%
9,700		Leggett and Platt, Inc.	168,295
		Gas Distributor--1.1%
4,900		AGL Resources, Inc.	164,738
23,100		Energen Corp.	954,492
4,100		ONEOK, Inc.	135,710
43,800	[1]	Southern Union Co.	848,844
		TOTAL	2,103,784
		Generic Drugs--0.9%
123,700	[1]	Mylan Laboratories, Inc.	1,631,603
		Grocery Chain--1.0%
43,800		Kroger Co.	936,444
53,200		Safeway, Inc.	1,007,076
		TOTAL	1,943,520
		Home Building--1.6%
69,000		Lennar Corp., Class A	816,960
111,400	[1]	Toll Brothers, Inc.	2,178,984
		TOTAL	2,995,944
		Home Health Care--0.5%
14,800	[1]	Amerigroup Corp.	365,264
4,000	[1]	Gentiva Health Services, Inc.	85,120
11,200	[1]	LHC Group, Inc.	328,720
3,200	[1]	Lincare Holdings, Inc.	83,776
		TOTAL	862,880
Shares			Value
		COMMON STOCKS--continued
		Home Products--0.0%
800		Church and Dwight, Inc.	$47,184
		Hotels--0.0%
4,400		Wyndham Worldwide Corp.	61,380
		Household Appliances--0.1%
1,700		Whirlpool Corp.	97,053
		Industrial Machinery--0.2%
19,000	[1]	Terex Corp.	288,420
		Insurance Brokerage--0.2%
4,000		Aspen Insurance Holdings Ltd.	99,480
8,100		Axis Capital Holdings Ltd.	230,526
1,400		Endurance Specialty Holdings Ltd.	46,718
		TOTAL	376,724
		Integrated Domestic Oil--3.7%
157,800		ConocoPhillips	6,897,438
		Integrated International Oil--9.8%
134,400		Chevron Corp.	9,336,768
126,100		Exxon Mobil Corp.	8,876,179
		TOTAL	18,212,947
		Internet Services--1.8%
11,300	[1]	Amazon.com, Inc.	969,088
49,200	[1]	NetFlix, Inc.	2,161,848
2,000	[1]	Priceline.com, Inc.	259,240
		TOTAL	3,390,176
		Life Insurance--1.7%
1,800		StanCorp Financial Group, Inc.	61,956
77,400		Torchmark Corp.	3,023,244
		TOTAL	3,085,200
		Long-Term Care Centers--0.1%
9,600	[1]	Kindred Healthcare, Inc.	134,784
		Maritime--0.2%
9,300		Overseas Shipholding Group, Inc.	319,455
		Medical Supplies--0.9%
14,500	[1]	American Medical Systems Holdings, Inc.	221,705
28,600		McKesson HBOC, Inc.	1,462,890
		TOTAL	1,684,595
Shares			Value
		COMMON STOCKS--continued
		Medical Technology--0.4%
2,800	[1]	Gen-Probe, Inc.	$103,936
12,100	[1]	Zimmer Holdings, Inc.	563,860
		TOTAL	667,796
		Metal Containers--0.1%
4,400		Ball Corp.	212,784
		Metal Fabrication--0.0%
1,300	[1]	RTI International Metals	23,088
		Miscellaneous Communications--0.2%
13,500	[1]	Leap Wireless International, Inc.	323,325
		Miscellaneous Components--0.2%
5,500	[1]	International Rectifier Corp.	91,080
17,100	[1]	Qlogic Corp.	223,155
		TOTAL	314,235
		Miscellaneous Machinery--0.1%
4,700		SPX Corp.	248,254
		Mortgage and Title--0.0%
18,600		Radian Group, Inc.	61,938
		Multi-Industry Capital Goods--2.2%
49,800		KBR, Inc.	1,055,262
56,700		United Technologies Corp.	3,088,449
		TOTAL	4,143,711
		Multi-Line Insurance--2.8%
31,300		AON Corp.	1,234,785
22,700		CIGNA Corp.	644,680
4,200	[1]	CNA Financial Corp.	71,610
3,500		Harleysville Group, Inc.	108,570
2,800		Infinity Property & Casualty	116,312
12,000		Montpelier Re Holdings Ltd.	188,160
600	[1]	Navigators Group, Inc.	29,586
133,400		UNUM Group	2,503,918
13,000		Zenith National Insurance Corp.	310,310
		TOTAL	5,207,931
		Mutual Fund Adviser--0.1%
2,900	[1]	Affiliated Managers Group	191,458
		Office Equipment--0.1%
12,200		Pitney Bowes, Inc.	251,930
Shares			Value
		COMMON STOCKS--continued
		Oil Service, Explore & Drill--0.2%
10,500	[1]	Global Industries Ltd.	$71,715
4,300	[1]	Seacor Holdings, Inc.	341,764
		TOTAL	413,479
		Oil Well Supply--0.1%
4,000	[1]	Dresser-Rand Group, Inc.	116,440
		Optical Reading Equipment--0.1%
5,700	[1]	Zebra Technologies Corp., Class A	139,308
		Outpatient Clinics--0.0%
1,400	[1]	DaVita, Inc.	69,580
		Packaged Foods--0.5%
11,100		Campbell Soup Co.	344,433
20,100		Kraft Foods, Inc., Class A	569,634
		TOTAL	914,067
		Paint & Related Materials--0.0%
3,200		Fuller (H.B.) Co.	64,512
		Paper Products--0.1%
2,700		Clearwater Paper Corp.	108,189
5,400		Glatfelter (P.H.) Co.	55,890
		TOTAL	164,079
		Personal Loans--0.1%
6,800	[1]	World Acceptance Corp.	161,296
		Personnel Agency--0.2%
6,000	[1]	Hewitt Associates, Inc.	179,580
2,500		Maximus, Inc.	106,550
		TOTAL	286,130
		Plastic Containers--0.3%
15,200	[1]	Owens-Illinois, Inc.	515,888
		Pollution Control--0.0%
1,400	[1]	Stericycle, Inc.	71,680
		Property Liability Insurance--6.8%
22,700		Allied World Assurance Holdings Ltd.	986,542
43,300		American Financial Group, Inc.	1,056,087
5,600	[1]	Arch Capital Group Ltd.	348,264
36,400		Chubb Corp.	1,680,952
Shares			Value
		COMMON STOCKS--continued
		Property Liability Insurance--continued
2,000		Everest Re Group Ltd.	$160,440
6,600		HCC Insurance Holdings, Inc.	165,660
4,300		Platinum Underwriters Holdings Ltd.	145,125
1,300	[1]	ProAssurance Corp.	66,014
6,000		RenaissanceRe Holdings Ltd.	301,500
176,100		The Travelers Cos., Inc.	7,584,627
4,800		Transatlantic Holdings, Inc.	227,088
		TOTAL	12,722,299
		Psychiatric Centers--0.1%
2,600	[1]	Magellan Health Services, Inc.	84,136
1,200	[1]	Psychiatric Solutions, Inc.	32,424
		TOTAL	116,560
		Railroad--2.3%
47,500		CSX Corp.	1,905,700
41,100		Union Pacific Corp.	2,364,072
		TOTAL	4,269,772
		Regional Bank--1.1%
7,400		Central Pacific Financial Corp.	16,058
78,000		Comerica, Inc.	1,859,520
6,500		Oriental Financial Group	91,715
9,400		Synovus Financial Corp.	32,994
8,400	[1]	TFS Financial Corp.	93,240
		TOTAL	2,093,527
		Restaurant--0.3%
6,900	[1]	Green Mountain Coffee, Inc.	486,036
		Roofing & Wallboard--0.0%
800	[1]	Beacon Roofing Supply, Inc.	13,416
		Securities Brokerage--4.7%
52,900		Goldman Sachs Group, Inc.	8,638,570
3,300	[1]	TD Ameritrade Holding Corp.	61,182
		TOTAL	8,699,752
Shares			Value
		COMMON STOCKS--continued
		Semiconductor Distribution--0.0%
3,800	[1]	Tyler Technologies, Inc.	$58,520
		Services to Medical Professionals--3.9%
56,500	[1]	Health Net, Inc.	764,445
15,500	[1]	Humana, Inc.	509,175
46,900		Omnicare, Inc.	1,119,503
1,600	[1]	PharMerica Corp.	33,536
4,700		Quest Diagnostics, Inc.	256,714
79,100		UnitedHealth Group, Inc.	2,219,546
44,600	[1]	Wellpoint, Inc.	2,347,744
		TOTAL	7,250,663
		Shoes--0.1%
7,300	[1]	Genesco, Inc.	158,556
		Software Packaged/Custom--2.9%
32,800		CA, Inc.	693,392
13,800	[1]	Computer Sciences Corp.	664,746
18,700	[1]	DST Systems, Inc.	828,971
17,200	[1]	Oracle Corp.	380,636
8,100	[1]	Quest Software, Inc.	119,394
98,300	[1]	Red Hat, Inc.	2,244,189
10,200		Rovi Corp.	266,832
14,600	[1]	Symantec Corp.	217,978
2,200	[1]	Synopsys, Inc.	43,956
		TOTAL	5,460,094
		Specialty Retailing--0.7%
44,700	[1]	Big Lots, Inc.	1,029,888
8,600	[1]	Cabela's, Inc., Class A	139,406
5,300	[1]	Conn's, Inc.	66,833
9,800	[1]	Zale Corp.	58,016
		TOTAL	1,294,143
Shares			Value
		COMMON STOCKS--continued
		Stainless Steel Producer--0.1%
6,800		Carpenter Technology Corp.	$127,092
		Technology Services--0.0%
1,800		Lender Processing Services	61,524
		Telecommunication Equipment & Services--0.1%
10,100	[1]	Amdocs Ltd.	241,592
		Telecommunications--0.1%
18,800	[1]	MetroPCS Communications, Inc.	222,780
		Tobacco--1.0%
40,200		Philip Morris International, Inc.	1,873,320
		Undesignated Consumer Cyclicals--4.7%
2,500	[1]	Alliance Data Systems Corp.	127,500
22,900	[1]	Apollo Group, Inc., Class A	1,581,016
700	[1]	Capella Education Co.	45,052
36,800	[1]	Corinthian Colleges, Inc.	568,192
8,100		DeVRY, Inc.	402,894
8,600	[1]	FTI Consulting, Inc.	468,098
2,400		Herbalife Ltd.	82,584
43,500	[1]	ITT Educational Services, Inc.	4,234,725
32,600	[1]	Iron Mountain, Inc.	952,246
600		Strayer Education, Inc.	127,428
4,500	[1]	TeleTech Holdings, Inc.	75,240
1,800	[1]	Weight Watchers International, Inc.	50,184
		TOTAL	8,715,159
		Undesignated Consumer Staples--0.0%
4,800		Block (H&R), Inc.	80,112
		Undesignated Health--0.0%
2,900	[1]	HealthSouth Corp.	41,760
		TOTAL COMMON STOCKS (IDENTIFIED COST $172,566,699)	183,404,687
Shares			Value
		MUTUAL FUND--1.3%
2,526,822	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	$2,526,822
		TOTAL INVESTMENTS--99.7% (IDENTIFIED COST $175,093,521) [4]	185,931,509
		OTHER ASSETS AND LIABILITIES - NET--0.3% [5]	480,950
		TOTAL NET ASSETS--100%	$186,412,459

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $177,609,817.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$180,651,717	$--	$--	$180,651,717
International	2,752,970	--	--	2,752,970
Mutual Fund	2,526,822	--	--	2,526,822
TOTAL SECURITIES	$185,931,509	$--	$--	$185,931,509

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $2,526,822 of investments in an affiliated issuer (Note 5) (identified cost $175,093,521)		$185,931,509
Income receivable		199,570
Receivable for investments sold		3,230,290
Receivable for shares sold		258,474
TOTAL ASSETS		189,619,843
Liabilities:
Payable for investments purchased	$2,173,607
Payable for shares redeemed	740,977
Payable for transfer and dividend disbursing agent fees and expenses	123,085
Payable for Directors'/Trustees' fees	1,280
Payable for distribution services fee (Note 5)	33,027
Payable for shareholder services fee (Note 5)	62,950
Accrued expenses	72,458
TOTAL LIABILITIES		3,207,384
Net assets for 18,898,597 shares outstanding		$186,412,459
Net Assets Consist of:
Paid-in capital		$343,247,936
Net unrealized appreciation of investments		10,837,988
Accumulated net realized loss on investments		(168,807,914)
Undistributed net investment income		1,134,449
TOTAL NET ASSETS		$186,412,459

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($50,031,068 ÷ 4,993,790 shares outstanding), no par value, unlimited shares authorized	$10.02
Offering price per share	$10.02
Redemption proceeds per share	$10.02
Class A Shares:
Net asset value per share ($81,898,381 ÷ 8,268,384 shares outstanding), no par value, unlimited shares authorized	$9.91
Offering price per share (100/94.50 of $9.91)	$10.49
Redemption proceeds per share	$9.91
Class C Shares:
Net asset value per share ($52,545,540 ÷ 5,440,890 shares outstanding), no par value, unlimited shares authorized	$9.66
Offering price per share	$9.66
Redemption proceeds per share (99.00/100 of $9.66)	$9.56
Class K Shares:
Net asset value per share ($1,937,470 ÷ 195,533 shares outstanding), no par value, unlimited shares authorized	$9.91
Offering price per share	$9.91
Redemption proceeds per share	$9.91

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $47,296 received from an affilaited issuer (Note 5) and net of foreign taxes withheld of $1,097)		$4,557,902
Expenses:
Investment adviser fee (Note 5)	$1,731,691
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	60,782
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	95,460
Transfer and dividend disbursing agent fees and expenses--Class A Shares	245,696
Transfer and dividend disbursing agent fees and expenses--Class C Shares	177,128
Transfer and dividend disbursing agent fees and expenses--Class K Shares	5,804
Directors'/Trustees' fees	5,068
Auditing fees	22,500
Legal fees	4,425
Portfolio accounting fees	109,644
Distribution services fee--Class C Shares (Note 5)	451,006
Distribution services fee--Class K Shares (Note 5)	7,592
Shareholder services fee--Class A Shares (Note 5)	280,104
Shareholder services fee--Class C Shares (Note 5)	150,152
Account administration fee--Class A Shares	454
Account administration fee--Class C Shares	183
Share registration costs	66,147
Printing and postage	61,084
Insurance premiums	5,171
Interest expense	416
Miscellaneous	6,734
TOTAL EXPENSES	3,757,241

Statement of Operations - continued

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(171,862)
Waiver of administrative personnel and services fee	(52,689)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Shares	(13,546)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares	(53,854)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares	(42,911)
TOTAL WAIVERS AND REIMBURSEMENTS		$(334,862)
Net expenses			$3,422,379
Net investment income			1,135,523
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(143,221,360)
Net change in unrealized depreciation of investments			24,032,186
Net realized and unrealized loss on investments			(119,189,174)
Change in net assets resulting from operations			$(118,053,651)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,135,523	$1,186,226
Net realized loss on investments	(143,221,360)	(25,156,859)
Net change in unrealized appreciation/depreciation of investments	24,032,186	(20,313,246)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(118,053,651)	(44,283,879)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(512,513)	--
Class A Shares	(664,841)	--
Class C Shares	--	--
Class K Shares	(5,889)	--
Distributions from net realized gain on investments
Institutional Shares	--	(6,297,925)
Class A Shares	--	(14,822,479)
Class C Shares	--	(7,853,780)
Class K Shares	--	(32,808)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,183,243)	(29,006,992)
Share Transactions:
Proceeds from sale of shares	69,074,805	148,687,842
Net asset value of shares issued to shareholders in payment of distributions declared	1,060,033	25,603,826
Cost of shares redeemed	(144,027,671)	(113,566,093)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(73,892,833)	60,725,575
Change in net assets	(193,129,727)	(12,565,296)
Net Assets:
Beginning of period	379,542,186	392,107,482
End of period (including undistributed net investment income of $1,134,449 and $1,186,226, respectively)	$186,412,459	$379,542,186

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT All Cap Core Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class C Shares and Class K Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,232,749	$20,668,288	2,316,132	$37,878,322
Shares issued to shareholders in payment of distributions declared	45,422	417,427	306,108	5,075,279
Shares redeemed	(3,379,111)	(32,553,562)	(1,569,357)	(25,328,179)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,100,940)	$(11,467,847)	1,052,883	$17,625,422

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,576,090	$35,336,951	4,864,131	$77,675,376
Shares issued to shareholders in payment of distributions declared	69,892	636,717	864,495	14,186,366
Shares redeemed	(9,247,124)	(84,976,792)	(3,920,927)	(61,812,706)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,601,142)	$(49,003,124)	1,807,699	$30,049,036

Year Ended July 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,152,913	$10,952,306	1,978,773	$31,441,573
Shares issued to shareholders in payment of distributions declared	--	--	391,649	6,309,458
Shares redeemed	(2,748,508)	(25,404,032)	(1,692,463)	(26,152,035)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,595,595)	$(14,451,726)	677,959	$11,598,996

Year Ended July 31	2009		2008
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	219,186	$2,117,260	106,180	$1,692,571
Shares issued to shareholders in payment of distributions declared	644	5,889	1,982	32,723
Shares redeemed	(123,095)	(1,093,285)	(17,383)	(273,173)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	96,735	$1,029,864	90,779	$1,452,121
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(8,200,942)	$(73,892,833)	3,629,320	$60,725,575

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for a litigation payment and distributions.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,456)	$(4,057)	$5,513

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008
Ordinary income [1]	$1,183,243	$21,537,947
Long-term capital gains	$ --	$ 7,469,045

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,134,449
Net unrealized appreciation	$8,321,692
Capital loss carryforwards and deferrals	$(166,291,618)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $177,609,817. The net unrealized appreciation of investments for federal tax purposes was $8,321,692. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,167,671 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,845,979.

At July 31, 2009, the Fund had a capital loss carryforward of $79,106,604 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$ 3,647,165
2017	$75,459,439

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $87,185,014 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for certain classes of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.25%
Class A Shares	1.50%
Class C Shares	2.25%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $169,537 of its fee. In addition, for the year ended July 31, 2009, an affiliate of the Adviser reimbursed $110,311 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, the net fee paid to FAS was 0.094% of average daily net assets of the Fund. FAS waived $52,689 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $77,563 of fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $14,892 in sales charges from the sale of Class A Shares. FSC also retained $8,490 of CDSC relating to redemptions of class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.02%, 1.30%, 2.09% and 1.76%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $2,325. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	1,891,293	64,988,742	64,353,213	2,526,822	$2,526,822	$47,296

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$679,541,445
Sales	$752,899,505

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2009, 100% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2009, 100% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT ALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT All Cap Core Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year in the period ended July 31, 2005 were audited by another independent registered public accounting firm whose report, dated September 19, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein for the years ended July 31, 2009, 2008, 2007 and 2006, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2009

FEDERATED MDT ALL CAP CORE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period, underperformed its benchmark index for the three-year period and underperformed its benchmark index for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are highly important in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT All CapCore fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R304

37312 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Large Cap
Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,					Period Ended
	2009	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.23	$12.12		$10.17		$10.00
Income From Investment Operations:
Net investment income (loss)	0.00 [3,4]	(0.06	) [4]	(0.14	) [4]	(0.10	) [4]
Net realized and unrealized gain (loss) on investments	(2.63)	(0.48)		2.20		0.27
TOTAL FROM INVESTMENT OPERATIONS	(2.63)	(0.54)		2.06		0.17
Less Distributions:
Distributions from net realized gain on investments	--	(1.35)		(0.11)		--
Net Asset Value, End of Period	$7.60	$10.23		$12.12		$10.17
Total Return [5]	(25.71)%	(5.76)%		20.38%		1.70%

Ratios to Average Net Assets:
Net expenses	1.50%	1.50%		1.50%		2.01	% [6]
Net investment income (loss)	0.04%	(0.49)%		(1.14)%		(0.93	)% [6]
Expense waiver/reimbursement [7]	0.52%	0.14%		2.30%		20.55	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$68,963	$102,600		$88,826		$183
Portfolio turnover	380%	320%		630%		237%

1 MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Large Cap Growth Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Represents less than $0.01.

4 Per share numbers have been calculated using the average shares method.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended
	2009		2008		7/31/2007	[1]
Net Asset Value, Beginning of Period	$10.21		$12.18		$11.48
Income From Investment Operations:
Net investment income (loss)	(0.05	) [2]	(0.14	) [2]	(0.08	) [2]
Net realized and unrealized gain (loss) on investments	(2.63)		(0.48)		0.78
TOTAL FROM INVESTMENT OPERATIONS	(2.68)		(0.62)		0.70
Less Distributions:
Distributions from net realized gain on investments	--		(1.35)		--
Net Asset Value, End of Period	$7.53		$10.21		$12.18
Total Return [3]	(26.25)%		(6.43)%		6.10%

Ratios to Average Net Assets:
Net expenses	2.25%		2.25%		2.24	% [4]
Net investment income (loss)	(0.72)%		(1.22)%		(1.95	)% [4]
Expense waiver/reimbursement [5]	0.52%		0.14%		0.54	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$8,532		$22,138		$46,933
Portfolio turnover	380%		320%		630	% [6]

1 Reflects operations for the period from March 29, 2007 (date of initial public investment) to July 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$9.99		$11.94		$10.10		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.05	) [3]	(0.13	) [3]	(0.22	) [3]	(0.19	) [3]
Net realized and unrealized gain (loss) on investments	(2.57)		(0.47)		2.17		0.29
TOTAL FROM INVESTMENT OPERATIONS	(2.62)		(0.60)		1.95		0.10
Less Distributions:
Distributions from net realized gain on investments	--		(1.35)		(0.11)		--
Net Asset Value, End of Period	$7.37		$9.99		$11.94		$10.10
Total Return [4]	(26.23)%		(6.39)%		19.42%		1.00%

Ratios to Average Net Assets:
Net expenses	2.25%		2.22%		2.25%		2.76	% [5]
Net investment income (loss)	(0.71)%		(1.21)%		(1.83)%		(1.68	)% [5]
Expense waiver/reimbursement [6]	0.52%		0.14%		5.64%		20.55	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$7,333		$14,895		$14,388		$147
Portfolio turnover	380%		320%		630%		237%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,163.90	$ 7.99
Class B Shares	$1,000	$1,160.20	$12.00
Class C Shares	$1,000	$1,160.60	$12.00
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.41	$ 7.45
Class B Shares	$1,000	$1,013.69	$11.18
Class C Shares	$1,000	$1,013.69	$11.18

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.49%
Class B Shares	2.24%
Class C Shares	2.24%

Management's Discussion Of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the fiscal year ended July 31, 2009 was -25.71% for Class A Shares, -26.25% for Class B Shares and -26.23% for Class C Shares. The total returns of the Russell 1000 ® Growth Index 1 and the Lipper Large-Cap Growth Funds Index, 2 respectively, were -17.57% and -19.48% for the same period. The fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell 1000 ® Growth Index.

The following discussion is based upon the performance of the Fund's Class A Shares.

1 The Russell 1000 ® Growth Index measures the performance of those Russell 1000 ® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2009, domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000 ® Index, 3 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large-cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 4 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000 5® and the Russell Midcap 6® Indexes, respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning -17.81% as compared to -22.74% for the Russell 3000 Value ® Index. 8

The best performing sectors in the Russell 3000 ® Index during the period were Consumer Staples -7.53%, Information Technology -9.65% and Consumer Discretionary -10.68%. Underperforming sectors included Financials -34.08%, Energy -31.64% and Industrials -30.11%.

3 The Russell 3000 ® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged, and unlike the Fund is not affected by cash flows. It is not possible to invest directly in an index.

4 The Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the Fund is not affected by cash flows. It is not possible to invest directly in an index.
5 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and unlike the Fund is not affected by cash flows. It is not possible to invest directly in an index.

6 The Russell Midcap ® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

7 The Russell 3000 ® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged, and unlike the Fund is not affected by cash flows. It is not possible to invest directly in an index.

8 The Russell 3000 Value ® Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged, and unlike the Fund is not affected by cash flows. It is not possible to invest directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 1000 ® Growth Index was an overweight in the Health Care sector. Additionally, the fund's stock selection in the Materials sector provided a moderate contribution to relative performance. Individual stocks contributing to the fund's performance relative to the Russell 1000 ® Growth Index included: Apple Computer Incorporated, McKesson Corporation, Zimmer Holdings Incorporated and Hewlett-Packard Company.

The most significant negative factor in the fund's performance relative to the Russell 1000 ® Growth Index was stock selection in the Consumer Discretionary, Industrials and Energy sectors. An underweight in the Consumer Staples and the timing of changes in the Energy sector allocation detracted significantly, as well. Individual stocks detracting from the Fund's performance relative to the Russell 1000 ® Growth Index included: Honeywell International Incorporated, Darden Restaurants Incorporated, Rockwell Collins Incorporated and First Solar Incorporated.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Growth Fund 2 (Class A Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 1000 ® Growth Index (Russell 1000 ® Growth) 2 and the Lipper Large-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-29.82%
Start of Performance (9/15/2005)	-5.29%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for the periods prior to that date is that of the MDT Large Cap Growth Fund.

3 The Russell 1000 ® Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Growth Fund 2 (Class B Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 1000 ® Growth Index (Russell 1000 ® Growth) 2 and the Lipper Large-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-30.31%
Start of Performance (9/15/2005) [4]	-5.20%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for the periods prior to that date is that of the MDT Large Cap Growth Fund.

3 The Russell 1000 ® Growth is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

5 The start of performance date was September 15, 2005. Class B Shares of the Fund were offered beginning March 29, 2007. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class B Shares. The Fund's Institutional Shares commenced operations September 15, 2005. The Fund's Class B Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities. Lipper figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Growth Fund 2 (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 1000 ® Growth Index (Russell 1000 ® Growth) 2 and the Lipper Large-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-26.96%
Start of Performance (9/15/2005)	-4.60%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for the periods prior to that date is that of the MDT Large Cap Growth Fund.

3 The Russell 1000 ® Growth is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Ethical Drugs	8.9%
Biotechnology	7.0%
Internet Services	7.0%
Medical Technology	6.3%
Financial Services	5.6%
Software Packaged/Custom	5.2%
Medical Supplies	5.1%
Electric Utility	4.8%
Defense Aerospace	4.7%
Undesignated Consumer Cyclicals	4.7%
Grocery Chain	4.0%
Computers - Low End	3.9%
Computers - Midrange	3.9%
Multi-Industry Capital Goods	3.9%
Defense Electronics	3.4%
Cable TV	3.2%
Computer Services	3.1%
Office Equipment	3.0%
Restaurant	2.7%
Metal Containers	2.1%
Specialty Retailing	1.2%
Department Stores	1.0%
Other [2]	3.1%
Cash Equivalents [3]	2.1%
Other Assets and Liabilities - Net [4]	0.1%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--97.8%
		Advertising--0.2%
5,521		Omnicom Group, Inc.	$187,714
		Biotechnology--7.0%
19,316	[1]	Amgen, Inc.	1,203,580
66,605	[1]	Biogen Idec, Inc.	3,167,068
39,657	[1]	Gilead Sciences, Inc.	1,940,417
		TOTAL	6,311,065
		Cable TV--3.2%
123,077	[1]	Viacom, Inc., Class B	2,850,463
		Clothing Stores--0.3%
5,190		Ross Stores, Inc.	228,827
		Computer Services--3.1%
48,314	[1]	Affiliated Computer Services, Inc., Class A	2,290,567
10,701	[1]	Fiserv, Inc.	507,334
		TOTAL	2,797,901
		Computers - High End--0.3%
2,154		IBM Corp.	254,021
		Computers - Low End--3.9%
21,457	[1]	Apple, Inc.	3,505,859
		Computers - Midrange--3.9%
81,325		Hewlett-Packard Co.	3,521,372
		Crude Oil & Gas Production--0.5%
9,626	[1]	Southwestern Energy Co.	398,805
		Defense Aerospace--4.7%
52,660		General Dynamics Corp.	2,916,837
16,903		Lockheed Martin Corp.	1,263,668
		TOTAL	4,180,505
		Defense Electronics--3.4%
40,186		L-3 Communications Holdings, Inc.	3,034,043
		Department Stores--1.0%
10,407	[1]	Kohl's Corp.	505,260
8,773		Target Corp.	382,678
		TOTAL	887,938
Shares			Value
		COMMON STOCKS--continued
		Diversified Tobacco--0.2%
1,396		Altria Group, Inc.	$24,472
1,800	[1]	Lorillard, Inc.	132,696
		TOTAL	157,168
		Electric Utility--4.8%
53,779	[1]	AES Corp.	687,833
19,140		Entergy Corp.	1,537,516
65,157		Public Service Enterprises Group, Inc.	2,114,345
		TOTAL	4,339,694
		Ethical Drugs--8.9%
75,723		Abbott Laboratories	3,406,778
159,832		Bristol-Myers Squibb Co.	3,474,748
43,381	[1]	Forest Laboratories, Inc., Class A	1,120,531
		TOTAL	8,002,057
		Financial Services--5.6%
41,057		Equifax, Inc.	1,069,535
47,385		Total System Services, Inc.	695,612
49,764		Visa, Inc., Class A	3,257,551
		TOTAL	5,022,698
		Grocery Chain--4.0%
165,766		Kroger Co.	3,544,077
		Home Products--0.5%
6,207		Kimberly-Clark Corp.	362,799
3,680		Tupperware Brands Corp.	125,378
		TOTAL	488,177
		Internet Services--7.0%
38,557	[1]	Amazon.com, Inc.	3,306,648
4,218	[1]	Google Inc.	1,868,785
8,766	[1]	Priceline.com, Inc.	1,136,249
		TOTAL	6,311,682
		Medical Supplies--5.1%
64,665	[1]	Hologic, Inc.	949,929
71,014		McKesson HBOC, Inc.	3,632,366
		TOTAL	4,582,295
Shares			Value
		COMMON STOCKS--continued
		Medical Technology--6.3%
65,523		Medtronic, Inc.	$2,320,825
70,609	[1]	Zimmer Holdings, Inc.	3,290,379
		TOTAL	5,611,204
		Metal Containers--2.1%
38,935		Ball Corp.	1,882,897
		Multi-Industry Capital Goods--3.9%
63,576		United Technologies Corp.	3,462,985
		Office Equipment--3.0%
128,399		Pitney Bowes, Inc.	2,651,439
		Restaurant--2.7%
62,271		Darden Restaurants, Inc.	2,016,958
6,179	[1]	Green Mountain Coffee, Inc.	435,249
		TOTAL	2,452,207
		Services to Medical Professionals--0.2%
8,471		Omnicare, Inc.	202,203
		Software Packaged/Custom--5.2%
160,433		CA, Inc.	3,391,554
20,408	[1]	DST Systems, Inc.	904,687
9,030	[1]	McAfee, Inc.	402,557
		TOTAL	4,698,798
		Specialty Retailing--1.2%
31,117		CVS Caremark Corp.	1,041,797
		Telecommunication Equipment & Services--0.8%
15,023		Qualcomm, Inc.	694,213
		Truck Manufacturing--0.1%
3,606		PACCAR, Inc.	124,948
		Undesignated Consumer Cyclicals--4.7%
21,329	[1]	Apollo Group, Inc., Class A	1,472,554
3,491		DeVRY, Inc.	173,642
12,973	[1]	ITT Educational Services, Inc.	1,262,922
17,979	[1]	Iron Mountain, Inc.	525,167
3,452		Strayer Education, Inc.	733,136
		TOTAL	4,167,421
		TOTAL COMMON STOCKS (IDENTIFIED COST $78,017,531)	87,596,473
Shares			Value
		MUTUAL FUND--2.1%
1,918,964	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	$1,918,964
		TOTAL INVESTMENTS--99.9% (IDENTIFIED COST $79,936,495) [4]	89,515,437
		OTHER ASSETS AND LIABILITIES - NET--0.1% [5]	82,275
		TOTAL NET ASSETS--100%	$89,597,712

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amount to $80,265,443.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities
Domestic	$87,596,473	$--	$--	$ 87,596,473
Mutual Fund	1,918,964	--	--	1,918,964
TOTAL SECURITIES	$89,515,437	$--	$--	$89,515,437

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $1,918,964 of investments in an affiliated issuer (Note 5) (identified cost $79,936,495)		$89,515,437
Cash		71
Income receivable		66,061
Receivable for investments sold		2,457,829
Receivable for shares sold		351,946
TOTAL ASSETS		92,391,344
Liabilities:
Payable for investments purchased	$2,454,272
Payable for shares redeemed	159,681
Payable for Directors'/Trustees' fees	746
Payable for distribution services fee (Note 5)	9,814
Payable for shareholder services fee (Note 5)	37,610
Accrued expenses	131,509
TOTAL LIABILITIES		2,793,632
Net assets for 11,817,540 shares outstanding		$89,597,712
Net Assets Consist of:
Paid-in capital		$155,301,371
Net unrealized appreciation of investments		9,578,942
Accumulated net realized loss on investments		(75,282,601)
TOTAL NET ASSETS		$89,597,712
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($4,769,495 ÷ 619,590 shares outstanding), no par value, unlimited shares authorized		$7.70
Offering price per share		$7.70
Redemption proceeds per share		$7.70
Class A Shares:
Net asset value per share ($68,962,528 ÷ 9,069,317 shares outstanding), no par value, unlimited shares authorized		$7.60
Offering price per share (100/94.50 of $7.60)		$8.04
Redemption proceeds per share		$7.60
Class B Shares:
Net asset value per share ($8,532,390 ÷ 1,133,326 shares outstanding), no par value, unlimited shares authorized		$7.53
Offering price per share		$7.53
Redemption proceeds per share (94.50/100 of $7.53)		$7.12
Class C Shares:
Net asset value per share ($7,333,299 ÷ 995,307 shares outstanding), no par value, unlimited shares authorized		$7.37
Offering price per share		$7.37
Redemption proceeds per share (99.00/100 of $7.37)		$7.30

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $19,768 received from an affiliated issuer) (Note 5)			$1,436,776
Expenses:
Investment adviser fee (Note 5)		$704,043
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		17,117
Transfer and dividend disbursing agent fees and expenses		433,150
Directors'/Trustees' fees		2,566
Auditing fees		22,500
Legal fees		4,579
Portfolio accounting fees		83,177
Distribution services fee--Class B Shares (Note 5)		85,031
Distribution services fee--Class C Shares (Note 5)		65,398
Shareholder services fee--Class A Shares (Note 5)		162,363
Shareholder services fee--Class B Shares (Note 5)		28,343
Shareholder services fee--Class C Shares (Note 5)		21,675
Account administration fee--Class A Shares		7,911
Account administration fee--Class C Shares		125
Share registration costs		53,163
Printing and postage		60,964
Insurance premiums		4,643
Miscellaneous		2,853
TOTAL EXPENSES		2,029,601
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(433,256)
Waiver of administrative personnel and services fee	(54,059)
TOTAL WAIVERS AND REIMBURSEMENT		(487,315)
Net expenses			1,542,286
Net investment income (loss)			(105,510)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(42,781,838)
Net change in unrealized appreciation of investments			3,649,160
Net realized and unrealized loss on investments			(39,132,678)
Change in net assets resulting from operations			$(39,238,188)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(105,510)	$(1,147,470)
Net realized loss on investments	(42,781,838)	(10,506,699)
Net change in unrealized appreciation/depreciation of investments	3,649,160	1,380,057
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(39,238,188)	(10,274,112)
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	--	(257,727)
Class A Shares	--	(11,660,461)
Class B Shares	--	(4,329,484)
Class C Shares	--	(2,139,318)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(18,386,990)
Share Transactions:
Proceeds from sale of shares	27,010,203	70,026,996
Net asset value of shares issued to shareholders in payment of distributions declared	--	15,708,083
Cost of shares redeemed	(44,087,682)	(63,105,962)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,077,479)	22,629,117
Change in net assets	(56,315,667)	(6,031,985)
Net Assets:
Beginning of period	145,913,379	151,945,364
End of period	$89,597,712	$145,913,379

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine diversified portfolios. The financial statements included herein are only those of Federated MDT Large Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	483,659	$3,711,106	481,360	$5,340,579
Shares issued to shareholders in payment of distributions declared	--	--	16,469	193,018
Shares redeemed	(471,901)	(3,239,715)	(37,394)	(447,625)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	11,758	$471,391	460,435	$5,085,972

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,026,777	$21,351,688	4,265,442	$49,806,979
Shares issued to shareholders in payment of distributions declared	--	--	882,581	10,255,594
Shares redeemed	(3,985,294)	(27,833,107)	(2,448,438)	(27,452,372)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(958,517)	$(6,481,419)	2,699,585	$32,610,201

Year Ended July 31	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	129,934	$919,642	376,994	$4,378,454
Shares issued to shareholders in payment of distributions declared	--	--	344,460	4,012,963
Shares redeemed	(1,165,518)	(8,608,170)	(2,405,450)	(27,366,232)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,035,584)	$(7,688,528)	(1,683,996)	$(18,974,815)

Year Ended July 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	148,843	$1,027,767	912,018	$10,500,984
Shares issued to shareholders in payment of distributions declared	--	--	109,439	1,246,508
Shares redeemed	(644,873)	(4,406,690)	(734,780)	(7,839,733)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(496,030)	$(3,378,923)	286,677	$3,907,759
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(2,478,373)	$(17,077,479)	1,762,701	$22,629,117

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for net operating loss and expiration of capital loss carryforwards.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(76,752,196)	$105,510	$76,646,686

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008
Ordinary income [1]	$--	$ 6,355,795
Long-term capital gains	$--	$12,031,195

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$9,249,994
Capital loss carryforwards and deferrals	$(74,953,653)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $80,265,443. The net unrealized appreciation of investments for federal tax purposes was $9,249,994. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,722,724 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,472,730.

At July 31, 2009, the Fund had a capital loss carryforward of $57,272,769 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$21,688,057
2016	$ 183,375
2017	$35,401,337

As a result of the tax-free transfer of assets from Federated Large Cap Growth Fund, the use of certain capital loss carryforwards listed above may be limited.

Capital loss carryforwards of $76,646,626 expired during the year ended July 31, 2009.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post-October losses of $17,680,884 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages of certain classes of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $432,093 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $54,059 of its fee. The net fee paid to FAS was 0.230% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $8,268 of fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $4,127 in sales charges from the sale of Class A Shares. FSC also retained $825 of CDSC relating to redemptions of Class A Shares and $545 relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $20,172 of Service Fees for the year ended July 31, 2009. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC received $707 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50%, 2.25% and 2.25%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $1,163. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	507,081	25,616,687	24,204,804	1,918,964	$1,918,964	$19,768

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$361,637,425
Sales	$379,250,512

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT LARGE CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Growth Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Positions: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman, Audit Committee; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2009

FEDERATED MDT LARGE CAP GROWTH FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the periods covered by the report, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are highly important in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Large CapGrowth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R700
Cusip 31421R684
Cusip 31421R809

37329 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Large Cap Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,					Period Ended
	2009	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.33	$12.20		$10.20		$10.00
Income From Investment Operations:
Net investment income (loss)	0.02 [3]	(0.03	) [3]	(0.03	) [3]	(0.07	) [3]
Net realized and unrealized gain (loss) on investments	(2.65)	(0.49)		2.14		0.27
TOTAL FROM INVESTMENT OPERATIONS	(2.63)	(0.52)		2.11		0.20
Less Distributions:
Distributions from net realized gain on investments	--	(1.35)		(0.11)		--
Net Asset Value, End of Period	$ 7.70	$10.33		$12.20		$10.20
Total Return [4]	(25.46)%	(5.55)%		20.81%		2.00%

Ratios to Average Net Assets:
Net expenses	1.25%	1.25%		1.25%		1.76	% [5]
Net investment income (loss)	0.28%	(0.28)%		(0.29)%		(0.68	)% [5]
Expense waiver/reimbursement [6]	0.52%	0.14%		19.41%		20.55	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,769	$6,280		$1,798		$305
Portfolio turnover	380%	320%		630%		237%

1 MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Large Cap Growth Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual	$1,000	$1,166.70	$6.72
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.60	$6.26

1 Expenses are equal to the Fund's annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

Management's Discussion of Fund Performance (unaudited)

The fund's total return for the fiscal year ended July 31, 2009 was -25.46%. The total returns of the Russell 1000 ® Growth Index 1 and the Lipper Large-Cap Growth Funds Index, 2 respectively, were -17.57% and -19.48% for the same period. The fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell 1000 ® Growth Index.

1 The Russell 1000 ® Growth Index measures the performance of those Russell 1000 ® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2009, domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000 ® Index, 3 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large-cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 4 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000 ®5 and the Russell Midcap ®6 Indexes, respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning -17.81% as compared to -22.74% for the Russell 3000 Value ® Index. 8

The best performing sectors in the Russell 3000 ® Index during the reporting period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

3 The Russell 3000 ® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged, and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 The Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

5 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

6 The Russell Midcap ® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

7 The Russell 3000 ® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged, and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

8 The Russell 3000 Value ® Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged, and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 1000 ® Growth Index was an overweight in the Health Care sector. Additionally, the fund's stock selection in the Materials sector provided a moderate contribution to relative performance. Individual stocks contributing to the fund's performance relative to the Russell 1000 ® Growth Index included: Apple Computer Incorporated, McKesson Corporation, Zimmer Holdings Incorporated and Hewlett-Packard Company.

The most significant negative factor in the fund's performance relative to the Russell 1000 ® Growth Index was stock selection in the Consumer Discretionary, Industrials and Energy sectors. An underweight in the Consumer Staples and the timing of changes in the Energy sector allocation detracted significantly, as well. Individual stocks detracting from the Fund's performance relative to the Russell 1000 ® Growth Index included: Honeywell International Incorporated, Darden Restaurants Incorporated, Rockwell Collins Incorporated and First Solar Incorporated.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Growth Fund 2 (Institutional Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 1000 ® Growth Index (Russell 1000 ® Growth) 2 and the Lipper Large-Cap Growth Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-25.46%
Start of Performance (9/15/2005)	-3.60%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Growth and Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information shown for the periods prior to that date is that of the MDT Large Cap Growth Fund.

3 The Russell 1000 ® Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Ethical Drugs	8.9%
Biotechnology	7.0%
Internet Services	7.0%
Medical Technology	6.3%
Financial Services	5.6%
Software Packaged/Custom	5.2%
Medical Supplies	5.1%
Electric Utility	4.8%
Defense Aerospace	4.7%
Undesignated Consumer Cyclicals	4.7%
Grocery Chain	4.0%
Computers - Low End	3.9%
Computers - Midrange	3.9%
Multi-Industry Capital Goods	3.9%
Defense Electronics	3.4%
Cable TV	3.2%
Computer Services	3.1%
Office Equipment	3.0%
Restaurant	2.7%
Metal Containers	2.1%
Specialty Retailing	1.2%
Department Stores	1.0%
Other [2]	3.1%
Cash Equivalents [3]	2.1%
Other Assets and Liabilities - Net [4]	0.1%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--97.8%
		Advertising--0.2%
5,521		Omnicom Group, Inc.	$187,714
		Biotechnology--7.0%
19,316	[1]	Amgen, Inc.	1,203,580
66,605	[1]	Biogen Idec, Inc.	3,167,068
39,657	[1]	Gilead Sciences, Inc.	1,940,417
		TOTAL	6,311,065
		Cable TV--3.2%
123,077	[1]	Viacom, Inc., Class B	2,850,463
		Clothing Stores--0.3%
5,190		Ross Stores, Inc.	228,827
		Computer Services--3.1%
48,314	[1]	Affiliated Computer Services, Inc., Class A	2,290,567
10,701	[1]	Fiserv, Inc.	507,334
		TOTAL	2,797,901
		Computers - High End--0.3%
2,154		IBM Corp.	254,021
		Computers - Low End--3.9%
21,457	[1]	Apple, Inc.	3,505,859
		Computers - Midrange--3.9%
81,325		Hewlett-Packard Co.	3,521,372
		Crude Oil & Gas Production--0.5%
9,626	[1]	Southwestern Energy Co.	398,805
		Defense Aerospace--4.7%
52,660		General Dynamics Corp.	2,916,837
16,903		Lockheed Martin Corp.	1,263,668
		TOTAL	4,180,505
		Defense Electronics--3.4%
40,186		L-3 Communications Holdings, Inc.	3,034,043
		Department Stores--1.0%
10,407	[1]	Kohl's Corp.	505,260
8,773		Target Corp.	382,678
		TOTAL	887,938
Shares			Value
		COMMON STOCKS--continued
		Diversified Tobacco--0.2%
1,396		Altria Group, Inc.	$24,472
1,800	[1]	Lorillard, Inc.	132,696
		TOTAL	157,168
		Electric Utility--4.8%
53,779	[1]	AES Corp.	687,833
19,140		Entergy Corp.	1,537,516
65,157		Public Service Enterprises Group, Inc.	2,114,345
		TOTAL	4,339,694
		Ethical Drugs--8.9%
75,723		Abbott Laboratories	3,406,778
159,832		Bristol-Myers Squibb Co.	3,474,748
43,381	[1]	Forest Laboratories, Inc., Class A	1,120,531
		TOTAL	8,002,057
		Financial Services--5.6%
41,057		Equifax, Inc.	1,069,535
47,385		Total System Services, Inc.	695,612
49,764		Visa, Inc., Class A	3,257,551
		TOTAL	5,022,698
		Grocery Chain--4.0%
165,766		Kroger Co.	3,544,077
		Home Products--0.5%
6,207		Kimberly-Clark Corp.	362,799
3,680		Tupperware Brands Corp.	125,378
		TOTAL	488,177
		Internet Services--7.0%
38,557	[1]	Amazon.com, Inc.	3,306,648
4,218	[1]	Google Inc.	1,868,785
8,766	[1]	Priceline.com, Inc.	1,136,249
		TOTAL	6,311,682
		Medical Supplies--5.1%
64,665	[1]	Hologic, Inc.	949,929
71,014		McKesson HBOC, Inc.	3,632,366
		TOTAL	4,582,295
Shares			Value
		COMMON STOCKS--continued
		Medical Technology--6.3%
65,523		Medtronic, Inc.	$2,320,825
70,609	[1]	Zimmer Holdings, Inc.	3,290,379
		TOTAL	5,611,204
		Metal Containers--2.1%
38,935		Ball Corp.	1,882,897
		Multi-Industry Capital Goods--3.9%
63,576		United Technologies Corp.	3,462,985
		Office Equipment--3.0%
128,399		Pitney Bowes, Inc.	2,651,439
		Restaurant--2.7%
62,271		Darden Restaurants, Inc.	2,016,958
6,179	[1]	Green Mountain Coffee, Inc.	435,249
		TOTAL	2,452,207
		Services to Medical Professionals--0.2%
8,471		Omnicare, Inc.	202,203
		Software Packaged/Custom--5.2%
160,433		CA, Inc.	3,391,554
20,408	[1]	DST Systems, Inc.	904,687
9,030	[1]	McAfee, Inc.	402,557
		TOTAL	4,698,798
		Specialty Retailing--1.2%
31,117		CVS Caremark Corp.	1,041,797
		Telecommunication Equipment & Services--0.8%
15,023		Qualcomm, Inc.	694,213
		Truck Manufacturing--0.1%
3,606		PACCAR, Inc.	124,948
		Undesignated Consumer Cyclicals--4.7%
21,329	[1]	Apollo Group, Inc., Class A	1,472,554
3,491		DeVRY, Inc.	173,642
12,973	[1]	ITT Educational Services, Inc.	1,262,922
17,979	[1]	Iron Mountain, Inc.	525,167
3,452		Strayer Education, Inc.	733,136
		TOTAL	4,167,421
		TOTAL COMMON STOCKS (IDENTIFIED COST $78,017,531)	87,596,473
Shares			Value
		MUTUAL FUND--2.1%
1,918,964	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	$1,918,964
		TOTAL INVESTMENTS--99.9% (IDENTIFIED COST $79,936,495) [4]	89,515,437
		OTHER ASSETS AND LIABILITIES - NET--0.1% [5]	82,275
		TOTAL NET ASSETS--100%	$89,597,712

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amount to $80,265,443.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1- Quoted Prices and Investments in Mutual Funds	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$ 87,596,473	$--	$--	$ 87,596,473
Mutual Fund	1,918,964	--	--	1,918,964
TOTAL SECURITIES	$89,515,437	$--	$--	$89,515,437

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $1,918,964 of investments in an affiliated issuer (Note 5) (identified cost $79,936,495)		$89,515,437
Cash		71
Income receivable		66,061
Receivable for investments sold		2,457,829
Receivable for shares sold		351,946
TOTAL ASSETS		92,391,344
Liabilities:
Payable for investments purchased	$2,454,272
Payable for shares redeemed	159,681
Payable for Directors'/Trustees' fees	746
Payable for distribution services fee (Note 5)	9,814
Payable for shareholder services fee (Note 5)	37,610
Accrued expenses	131,509
TOTAL LIABILITIES		2,793,632
Net assets for 11,817,540 shares outstanding		$89,597,712
Net Assets Consist of:
Paid-in capital		$155,301,371
Net unrealized appreciation of investments		9,578,942
Accumulated net realized loss on investments		(75,282,601)
TOTAL NET ASSETS		$89,597,712
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($4,769,495 ÷ 619,590 shares outstanding), no par value, unlimited shares authorized		$7.70
Offering price per share		$7.70
Redemption proceeds per share		$7.70
Class A Shares:
Net asset value per share ($68,962,528 ÷ 9,069,317 shares outstanding), no par value, unlimited shares authorized		$7.60
Offering price per share (100/94.50 of $7.60)		$8.04
Redemption proceeds per share		$7.60
Class B Shares:
Net asset value per share ($8,532,390 ÷ 1,133,326 shares outstanding), no par value, unlimited shares authorized		$7.53
Offering price per share		$7.53
Redemption proceeds per share (94.50/100 of $7.53)		$7.12
Class C Shares:
Net asset value per share ($7,333,299 ÷ 995,307 shares outstanding), no par value, unlimited shares authorized		$7.37
Offering price per share		$7.37
Redemption proceeds per share (99.00/100 of $7.37)		$7.30

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $19,768 received from an affiliated issuer) (Note 5)			$1,436,776
Expenses:
Investment adviser fee (Note 5)		$704,043
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		17,117
Transfer and dividend disbursing agent fees and expenses		433,150
Directors'/Trustees' fees		2,566
Auditing fees		22,500
Legal fees		4,579
Portfolio accounting fees		83,177
Distribution services fee--Class B Shares (Note 5)		85,031
Distribution services fee--Class C Shares (Note 5)		65,398
Shareholder services fee--Class A Shares (Note 5)		162,363
Shareholder services fee--Class B Shares (Note 5)		28,343
Shareholder services fee--Class C Shares (Note 5)		21,675
Account administration fee--Class A Shares		7,911
Account administration fee--Class C Shares		125
Share registration costs		53,163
Printing and postage		60,964
Insurance premiums		4,643
Miscellaneous		2,853
TOTAL EXPENSES		2,029,601
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(433,256)
Waiver of administrative personnel and services fee	(54,059)
TOTAL WAIVERS AND REIMBURSEMENT		(487,315)
Net expenses			1,542,286
Net investment income (loss)			(105,510)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(42,781,838)
Net change in unrealized appreciation of investments			3,649,160
Net realized and unrealized loss on investments			(39,132,678)
Change in net assets resulting from operations			$(39,238,188)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(105,510)	$(1,147,470)
Net realized loss on investments	(42,781,838)	(10,506,699)
Net change in unrealized appreciation/depreciation of investments	3,649,160	1,380,057
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(39,238,188)	(10,274,112)
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	--	(257,727)
Class A Shares	--	(11,660,461)
Class B Shares	--	(4,329,484)
Class C Shares	--	(2,139,318)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(18,386,990)
Share Transactions:
Proceeds from sale of shares	27,010,203	70,026,996
Net asset value of shares issued to shareholders in payment of distributions declared	--	15,708,083
Cost of shares redeemed	(44,087,682)	(63,105,962)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,077,479)	22,629,117
Change in net assets	(56,315,667)	(6,031,985)
Net Assets:
Beginning of period	145,913,379	151,945,364
End of period	$89,597,712	$145,913,379

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine diversified portfolios. The financial statements included herein are only those of Federated MDT Large Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	483,659	$3,711,106	481,360	$5,340,579
Shares issued to shareholders in payment of distributions declared	--	--	16,469	193,018
Shares redeemed	(471,901)	(3,239,715)	(37,394)	(447,625)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	11,758	$471,391	460,435	$5,085,972

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,026,777	$21,351,688	4,265,442	$49,806,979
Shares issued to shareholders in payment of distributions declared	--	--	882,581	10,255,594
Shares redeemed	(3,985,294)	(27,833,107)	(2,448,438)	(27,452,372)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(958,517)	$(6,481,419)	2,699,585	$32,610,201

Year Ended July 31	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	129,934	$919,642	376,994	$4,378,454
Shares issued to shareholders in payment of distributions declared	--	--	344,460	4,012,963
Shares redeemed	(1,165,518)	(8,608,170)	(2,405,450)	(27,366,232)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,035,584)	$(7,688,528)	(1,683,996)	$(18,974,815)

Year Ended July 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	148,843	$1,027,767	912,018	$10,500,984
Shares issued to shareholders in payment of distributions declared	--	--	109,439	1,246,508
Shares redeemed	(644,873)	(4,406,690)	(734,780)	(7,839,733)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(496,030)	$(3,378,923)	286,677	$3,907,759
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(2,478,373)	$(17,077,479)	1,762,701	$22,629,117

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for net operating loss and expiration of capital loss carryforwards.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(76,752,196)	$105,510	$76,646,686

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008
Ordinary income [1]	$--	$6,355,795
Long-term capital gains	$--	$12,031,195

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$9,249,994
Capital loss carryforwards and deferrals	$(74,953,653)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $80,265,443. The net unrealized appreciation of investments for federal tax purposes was $9,249,994. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,722,724 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,472,730.

At July 31, 2009, the Fund had a capital loss carryforward of $57,272,769 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$21,688,057
2016	$ 183,375
2017	$35,401,337

As a result of the tax-free transfer of assets from Federated Large Cap Growth Fund, the use of certain capital loss carryforwards listed above may be limited.

Capital loss carryforwards of $76,646,626 expired during the year ended July 31, 2009.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $17,680,884 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages of certain classes of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $432,093 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $54,059 of its fee. The net fee paid to FAS was 0.230% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $8,268 of fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $4,127 in sales charges from the sale of Class A Shares. FSC also retained $825 of CDSC relating to redemptions of Class A Shares and $545 relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $20,172 of Service Fees for the year ended July 31, 2009. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC received $707 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50%, 2.25% and 2.25%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $1,163. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	507,081	25,616,687	24,204,804	1,918,964	$1,918,964	$19,768

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$361,637,425
Sales	$379,250,512

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT LARGE CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Growth Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED MDT LARGE CAP GROWTH FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the periods covered by the report, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised that, while comparisons to fund peer groups are highly important in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Large Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R882

37314 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Large Cap Value Fund

Established 2008

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Class A Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended	Period Ended
	7/31/2009	7/31/2008	[1]
Net Asset Value, Beginning of Period	$9.46	$10.00
Income From Investment Operations:
Net investment income	0.09 [2]	0.03	[2]
Net realized and unrealized loss on investments	(2.81)	(0.57)
TOTAL FROM INVESTMENT OPERATIONS	(2.72)	(0.54)
Less Distributions:
Distributions from net investment income	(0.05)	--
Net Asset Value, End of Period	$6.69	$9.46
Total Return [3]	(28.74)%	(5.40)%

Ratios to Average Net Assets:
Net expenses	1.22%	1.24	% [4]
Net investment income	1.47%	0.80	% [4]
Expense waiver/reimbursement [5]	73.48%	111.75	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$210	$64
Portfolio turnover	179%	41%

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended	Period Ended
	7/31/2009	7/31/2008	[1]
Net Asset Value, Beginning of Period	$9.47	$10.00
Income From Investment Operations:
Net investment income	0.04 [2]	0.02	[2]
Net realized and unrealized loss on investments	(2.80)	(0.55)
TOTAL FROM INVESTMENT OPERATIONS	(2.76)	(0.53)
Less Distributions:
Distributions from net investment income	(0.05)	--
Net Asset Value, End of Period	$6.66	$9.47
Total Return [3]	(29.13)%	(5.30)%

Ratios to Average Net Assets:
Net expenses	1.96%	1.99	% [4]
Net investment income	0.72%	0.05	% [4]
Expense waiver/reimbursement [5]	66.48%	111.80	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$21	$0	[6]
Portfolio turnover	179%	41%

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than $1,000.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended	Period Ended
	7/31/2009	7/31/2008	[1]
Net Asset Value, Beginning of Period	$9.47	$10.00
Income From Investment Operations:
Net investment income	0.03 [2]	0.03	[2]
Net realized and unrealized loss on investments	(2.76)	(0.56)
TOTAL FROM INVESTMENT OPERATIONS	(2.73)	(0.53)
Less Distributions:
Distributions from net investment income	(0.06)	--
Net Asset Value, End of Period	$6.68	$9.47
Total Return [3]	(28.86)%	(5.30)%

Ratios to Average Net Assets:
Net expenses	1.72%	1.74	% [4]
Net investment income	0.52%	0.30	% [4]
Expense waiver/reimbursement [5]	63.08%	111.71	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$6	$0	[6]
Portfolio turnover	179%	41%

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than $1,000.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,122.50	$ 6.42
Class C Shares	$1,000	$1,117.40	$10.34
Class K Shares	$1,000	$1,118.90	$ 9.09
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.74	$ 6.11
Class C Shares	$1,000	$1,015.03	$ 9.84
Class K Shares	$1,000	$1,016.22	$ 8.65

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.22%
Class C Shares	1.97%
Class K Shares	1.73%

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the fiscal year ended July 31, 2009 was -28.74% for Class A Shares, -29.13% for Class C Shares and -28.86% for Class K Shares. The total return of the Russell 1000 ® Value Index 1 was -22.94% for the same reporting period. The fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell index.

The following discussion will focus on the performance of the fund's Class A Shares.

1 The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2009, domestic equity markets performed poorly, in response to a material decline in global economic conditions. The Russell 3000 ® Index, 2 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large-cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 3 which exceeded the return of mid- and small-cap stocks 4 as evidenced by the -20.72% and -22.23% results for the Russell 2000 ®5 and the Russell Midcap ® Indexes, 6 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning -17.81% as compared to -22.74% for the Russell 3000 Value ® Index. 8

The best performing sectors in the Russell 3000 ® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

2 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 ® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

3 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 69% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

4 Small-company stocks may be less liquid and subject to greater price volatility than large-capitalization stocks.

5 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 1000 ® Value Index was stock selection in the Utilities sector. Stock selection in the Industrials sector provided a modest contribution to relative performance. An underweight in the Financials sector also contributed significantly. Individual stocks contributing to the fund's performance relative to the Russell 1000 ® Value Index included General Electric Company and Exxon Mobil Corporation.

The most significant negative factor in the fund's performance relative to the Russell 1000 ® Value Index was stock selection in the Materials and Energy sectors. Additionally, an overweight in the Materials sector and an underweight in the Telecomm Services sector each detracted moderately from relative performance. Individual stocks detracting from the fund's performance relative to the Russell 1000 ® Value Index included: Goldman Sachs Group, Dow Chemical Company, Alcoa Incorporated and Valero Energy Corporation.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Value Fund (Class A Shares) (the "Fund") from March 7, 2008 (start of performance) to July 31, 2009, compared to the Russell 1000 ® Value Index (Russell 1000 ® Value). 2

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-32.65%
Start of Performance (3/7/2008)	-27.48%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 1000 ® Value is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Value Fund (Class C Shares) (the "Fund") from March 7, 2008 (start of performance) to July 31, 2009, compared to the Russell 1000 ® Value Index (Russell 1000 ® Value). 2

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-29.83%
Start of Performance (3/7/2008)	-24.74%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 1000 ® Value is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Value Fund (Class K Shares) (the "Fund") from March 7, 2008 (start of performance) to July 31, 2009, compared to the Russell 1000 ® Value Index (Russell 1000 ® Value). 2

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-28.86%
Start of Performance (3/7/2008)	-24.54%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 1000 ® Value is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Integrated Domestic Oil	8.6%
Property Liability Insurance	8.3%
Electric Utility	6.1%
Railroad	5.8%
Crude Oil & Gas Production	4.9%
Integrated International Oil	4.7%
Offshore Driller	4.6%
Department Stores	4.2%
Securities Brokerage	4.2%
Home Products	4.0%
Services to Medical Professionals	4.0%
Defense Aerospace	3.7%
Multi-Line Insurance	2.5%
Defense Electronics	2.3%
Clothing Stores	1.7%
Gas Distributor	1.7%
Grocery Chain	1.7%
Packaged Foods	1.7%
Miscellaneous Machinery	1.4%
Multi-Industry Capital Goods	1.4%
Biotechnology	1.3%
Computer Stores	1.2%
Commodity Chemicals	1.0%
Other [2]	13.3%
Cash Equivalents [3]	12.0%
Other Assets and Liabilities - Net [4]	(6.3)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--94.3%
		Agricultural Chemicals--0.2%
39		FMC Corp.	$1,897
		Apparel--0.1%
36		Columbia Sportswear Co.	1,275
		Auto Part Replacement--0.4%
114		Genuine Parts Co.	4,038
		Biotechnology--1.3%
189	[1]	Amgen, Inc.	11,777
		Building Materials--0.0%
1	[1]	Owens Corning, Inc.	18
		Cable TV--0.3%
120	[1]	Discovery Communications, Inc.	2,940
		Clothing Stores--1.7%
923		Gap (The), Inc.	15,063
		Cogeneration--0.5%
276	[1]	Mirant Corp.	4,985
		Commercial Services--0.3%
149	[1]	Corrections Corp. of America	2,572
		Commodity Chemicals--1.0%
185		Eastman Chemical Co.	9,187
		Computer Peripherals--0.3%
212	[1]	Lexmark International Group, Class A	3,070
		Computer Stores--1.2%
284	[1]	Ingram Micro, Inc., Class A	4,777
171	[1]	Tech Data Corp.	5,973
		TOTAL	10,750
		Construction Machinery--0.2%
149		Trinity Industries, Inc.	2,080
		Crude Oil & Gas Production--4.9%
409		Apache Corp.	34,336
128	[1]	Newfield Exploration Co.	5,034
173		Pioneer Natural Resources, Inc.	4,939
		TOTAL	44,309
Shares			Value
		COMMON STOCKS--continued
		Defense Aerospace--3.7%
340		Boeing Co.	$14,589
191		General Dynamics Corp.	10,579
107		Lockheed Martin Corp.	7,999
		TOTAL	33,167
		Defense Electronics--2.3%
66		Grainger (W.W.), Inc.	5,934
52		L-3 Communications Holdings, Inc.	3,926
195		Northrop Grumman Corp.	8,693
53		Raytheon Co.	2,488
		TOTAL	21,041
		Department Stores--4.2%
54		Dillards, Inc., Class A	573
559	[1]	Sears Holdings Corp.	37,084
		TOTAL	37,657
		Discount Department Stores--0.8%
215	[1]	BJ's Wholesale Club, Inc.	7,170
		Diversified Leisure--0.1%
35		International Speedway Corp., Class A	895
		Electric & Electrical Original Equipment Manufacturers--0.3%
137		Molex, Inc.	2,433
		Electric Utility--6.1%
530		Edison International	17,130
723		Sempra Energy	37,907
		TOTAL	55,037
		Electronics Stores--0.2%
145		RadioShack Corp.	2,249
		Gas Distributor--1.7%
190		Energen Corp.	7,851
182		National Fuel Gas Co.	7,386
		TOTAL	15,237
		Grocery Chain--1.7%
823		Safeway, Inc.	15,579
		Home Products--4.0%
647		Procter & Gamble Co.	35,915
Shares			Value
		COMMON STOCKS--continued
		Hospitals--0.2%
36		Universal Health Services, Inc., Class B	$2,002
		Industrial Machinery--0.6%
50		Flowserve Corp.	4,039
82	[1]	Terex Corp.	1,245
		TOTAL	5,284
		Insurance Brokerage--0.4%
83		Axis Capital Holdings Ltd.	2,362
31		Endurance Specialty Holdings Ltd.	1,035
		TOTAL	3,397
		Integrated Domestic Oil--8.6%
870		ConocoPhillips	38,028
1,229		Marathon Oil Corp.	39,635
		TOTAL	77,663
		Integrated International Oil--4.7%
544		Chevron Corp.	37,792
67		Exxon Mobil Corp.	4,716
		TOTAL	42,508
		Life Insurance--0.2%
37		Torchmark Corp.	1,445
		Maritime--0.7%
68		Alexander and Baldwin, Inc.	1,987
117		Overseas Shipholding Group, Inc.	4,019
		TOTAL	6,006
		Medical Supplies--0.9%
158		AmerisourceBergen Corp.	3,116
93		McKesson HBOC, Inc.	4,757
		TOTAL	7,873
		Medical Technology--0.8%
12	[1]	Mettler-Toledo International, Inc.	1,009
138	[1]	Zimmer Holdings, Inc.	6,431
		TOTAL	7,440
		Metal Containers--0.2%
30		Ball Corp.	1,451
		Mini-Mill Producer--0.3%
193		Commercial Metals Corp.	3,192
Shares			Value
		COMMON STOCKS--continued
		Miscellaneous Machinery--1.4%
199		Illinois Tool Works, Inc.	$8,069
65		Parker-Hannifin Corp.	2,878
23		Rockwell Automation, Inc.	952
17		SPX Corp.	898
		TOTAL	12,797
		Motion Pictures--0.5%
51	[1]	Dreamworks Animation SKG, Inc.	1,607
113		Walt Disney Co.	2,839
		TOTAL	4,446
		Multi-Industry Capital Goods--1.4%
235		United Technologies Corp.	12,800
		Multi-Line Insurance--2.5%
533		Allstate Corp.	14,343
60		Assurant, Inc.	1,531
163		CIGNA Corp.	4,629
25		Hanover Insurance Group, Inc.	983
59		Unum Group	1,107
		TOTAL	22,593
		Offshore Driller--4.6%
405		ENSCO International, Inc.	15,345
790		Noble Corp.	26,749
		TOTAL	42,094
		Oil Refiner--0.1%
46		Sunoco, Inc.	1,136
		Oil Service, Explore & Drill--0.7%
61	[1]	Exterran Holdings, Inc.	1,061
63	[1]	Seacor Holdings, Inc.	5,007
		TOTAL	6,068
		Packaged Foods--1.7%
68		Campbell Soup Co.	2,110
456		Kraft Foods, Inc., Class A	12,923
		TOTAL	15,033
		Property Liability Insurance--8.3%
21		Allied World Assurance Holdings Ltd.	913
41	[1]	Arch Capital Group Ltd.	2,550
77		Berkley, W. R. Corp.	1,789
Shares			Value
		COMMON STOCKS--continued
		Property Liability Insurance--continued
427		Chubb Corp.	$19,719
81		Everest Re Group Ltd.	6,498
42		HCC Insurance Holdings, Inc.	1,054
241		Loews Corp.	7,235
61		RenaissanceRe Holdings Ltd.	3,065
755		The Travelers Cos., Inc.	32,518
		TOTAL	75,341
		Railroad--5.8%
133		CSX Corp.	5,336
895		Norfolk Southern Corp.	38,709
141		Union Pacific Corp.	8,110
		TOTAL	52,155
		Resorts--0.3%
102	[1]	Vail Resorts, Inc.	2,918
		Securities Brokerage--4.2%
234		Goldman Sachs Group, Inc.	38,212
		Semiconductor Distribution--0.8%
294	[1]	Arrow Electronics, Inc.	7,576
		Semiconductor Manufacturing--0.4%
231		Maxim Integrated Products, Inc.	4,093
		Semiconductor Manufacturing Equipment--0.5%
216	[1]	Novellus Systems, Inc.	4,227
		Services to Medical Professionals--4.0%
165		Aetna, Inc.	4,450
240	[1]	Health Net, Inc.	3,247
88	[1]	Medco Health Solutions, Inc.	4,652
399		UnitedHealth Group, Inc.	11,196
241	[1]	Wellpoint, Inc.	12,686
		TOTAL	36,231
		Software Packaged/Custom--0.3%
59	[1]	DST Systems, Inc.	2,616
		Stainless Steel Producer--0.8%
196		Allegheny Technologies, Inc.	5,308
106		Carpenter Technology Corp.	1,981
		TOTAL	7,289
Shares			Value
		COMMON STOCKS--continued
		Telephone Utility--0.1%
31		Telephone and Data System, Inc.	$798
		Trucking--0.8%
216		Ryder System, Inc.	7,588
		TOTAL COMMON STOCKS (IDENTIFIED COST $839,129)	854,613
		MUTUAL FUND--12.0%
108,397	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	108,397
		TOTAL INVESTMENTS--106.3% (IDENTIFIED COST $947,526) [4]	963,010
		OTHER ASSETS AND LIABILITIES - NET--(6.3)% [5]	(56,804)
		TOTAL NET ASSETS--100%	$906,206

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $957,092.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$811,442	$--	$--	$811,442
International	43,171	--	--	43,171
Mutual Fund	108,397	--	--	108,397
TOTAL SECURITIES	$963,010	$--	$--	$963,010

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $108,397 of investments in an affiliated issuer (Note 5) (identified cost $947,526)		$963,010
Income receivable		884
Receivable for investments sold		1,955
TOTAL ASSETS		965,849
Liabilities:
Payable for investments purchased	$1,580
Payable for custodian fees	3,303
Payable for transfer and dividend disbursing agent fees and expenses	10,228
Payable for auditing fees	22,500
Payable for portfolio accounting fees	13,167
Payable for distribution services fee (Note 5)	14
Payable for shareholder services fee (Note 5)	63
Payable for share registration costs	7,403
Accrued expenses	1,385
TOTAL LIABILITIES		59,643
Net assets for 135,296 shares outstanding		$906,206
Net Assets Consist of:
Paid-in capital		$1,074,853
Net unrealized appreciation of investments		15,484
Accumulated net realized loss on investments		(190,755)
Undistributed net investment income		6,624
TOTAL NET ASSETS		$906,206
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($669,352 ÷ 99,870 shares outstanding), no par value, unlimited shares authorized		$6.70
Offering price per share		$6.70
Redemption proceeds per share		$6.70
Class A Shares:
Net asset value per share ($210,257 ÷ 31,436 shares outstanding), no par value, unlimited shares authorized		$6.69
Offering price per share (100/94.50 of $6.69)		$7.08
Redemption proceeds per share		$6.69
Class C Shares:
Net asset value per share ($20,722 ÷ 3,110 shares outstanding), no par value, unlimited shares authorized		$6.66
Offering price per share		$6.66
Redemption proceeds per share (99.00/100 of $6.66)		$6.59
Class K Shares:
Net asset value per share ($5,875 ÷ 880 shares outstanding), no par value, unlimited shares authorized		$6.68
Offering price per share		$6.68
Redemption proceeds per share		$6.68

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $630 received from an affiliated issuer) (Note 5)			$18,161
Expenses:
Investment adviser fee (Note 5)		$5,048
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		11,154
Transfer and dividend disbursing agent fees and expenses--Institutional Shares		43,492
Transfer and dividend disbursing agent fees and expenses--Class A Shares		10,672
Transfer and dividend disbursing agent fees and expenses--Class C Shares		944
Transfer and dividend disbursing agent fees and expenses--Class K Shares		135
Directors'/Trustees' fees		630
Auditing fees		13,300
Legal fees		2,895
Portfolio accounting fees		72,325
Distribution services fee--Class C Shares (Note 5)		97
Distribution services fee--Class K Shares (Note 5)		9
Shareholder services fee--Class A Shares (Note 5)		328
Shareholder services fee--Class C Shares (Note 5)		32
Share registration costs		48,376
Printing and postage		31,096
Insurance premiums		4,341
Miscellaneous		3,080
TOTAL EXPENSES		517,954
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(5,048)
Waiver of administrative personnel and services fee	(54,993)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares	(193)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares	(11)
Reimbursement of other operating expenses	(450,700)
TOTAL WAIVERS AND REIMBURSEMENTS		(510,945)
Net expenses			7,009
Net investment income			11,152
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(189,746)
Net change in unrealized depreciation of investments			51,330
Net realized and unrealized loss on investments			(138,416)
Change in net assets resulting from operations			$(127,264)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2009	Period Ended 7/31/2008 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,152	$2,255
Net realized loss on investments	(189,746)	(1,009)
Net change in unrealized appreciation/depreciation of investments	51,330	(35,846)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(127,264)	(34,600)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(5,519)	--
Class A Shares	(1,095)	--
Class C Shares	(168)	--
Class K Shares	(1)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(6,783)	--
Share Transactions:
Proceeds from sale of shares	531,070	574,741
Net asset value of shares issued to shareholders in payment of distributions declared	4,007	--
Cost of shares redeemed	(31,893)	(3,072)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	503,184	571,669
Change in net assets	369,137	537,069
Net Assets:
Beginning of period	537,069	--
End of period (including undistributed net investment income of $6,624 and $2,255, respectively)	$906,206	$537,069

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Large Cap Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

The Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares became effective with the Securities and Exchange Commission (SEC) on March 3, 2008.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares, Class A Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2008 and 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2009		Period Ended 7/31/2008 [1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	49,450	$315,000	50,010	$500,100
Shares issued to shareholders in payment of distributions declared	420	2,745	--	--
Shares redeemed	--	--	(10)	(100)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	49,870	$317,745	50,000	$500,000

	Year Ended 7/31/2009		Period Ended 7/31/2008 [1]
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	29,517	$190,960	7,012	$74,441
Shares issued to shareholders in payment of distributions declared	168	1,094	--	--
Shares redeemed	(4,963)	(30,343)	(298)	(2,972)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	24,722	$161,711	6,714	$71,469

	Year Ended 7/31/2009		Period Ended 7/31/2008 [1]
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,329	$20,310	10	$100
Shares issued to shareholders in payment of distributions declared	26	168	--	--
Shares redeemed	(255)	(1,550)	--	--
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,100	$18,928	10	$100

	Year Ended 7/31/2009		Period Ended 7/31/2008 [1]
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	870	$4,800	10	$100
Shares issued to shareholders in payment of distributions declared	--	--	--	--
Shares redeemed	--	--	--	--
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	870	$4,800	10	$100
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	78,562	$503,184	56,734	$571,669

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended July 31, 2009 was as follows:

Ordinary income	$6,783

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,624
Net unrealized appreciation	$5,918
Capital loss carryforwards and deferrals	$(181,189)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $957,092. The net unrealized appreciation of investments for federal tax purposes was $5,918. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $52,748 and net unrealized depreciation from investments for those securities having an excess of cost over value of $46,830.

At July 31, 2009, the Fund had a capital loss carryforward of $27,377 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2017.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post-October losses of $153,812 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2009, the Adviser voluntarily waived $5,017 of its fee and voluntarily reimbursed $450,700 of other operating expenses. For the year ended July 31, 2009, an affiliate of the adviser reimbursed $204 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $54,993 of its fee. The net fee paid to FAS was 31.944% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC did not retain any fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $148 in sales charges from the sale of Class A Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.24%, 1.99% and 1.74%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $31. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	73,796	832,442	797,841	108,397	$108,397	$630

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$1,624,297
Sales	$1,167,348

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2009, 100.00% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended July 31, 2009, 100.00% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT LARGE CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Value Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Value Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
3
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED MDT LARGE CAP VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. Because the Fund did not yet have a meaningful operating history, the Board's decision to approve the contract reflects the exercise of its business judgment primarily on whether to authorize the continued offering of this new investment vehicle, as originally proposed by, and based on information previously requested by the Board and provided by, the Federated organization, and based on Federated's recommendation to go forward with the Fund.

The Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

The Board also considered the compensation and benefits received by the Adviser. This included fees received or to be received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Since the inception of the Fund, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board occurring since the Fund's inception, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract initially occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

It was recognized that the factors mentioned above relating to such matters as fund performance and any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, the Board monitors the Fund's performance quarterly as information becomes available. Moreover, in connection with the Board's governance of other Federated fund, it should be noted that the Board regularly receives financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. With due regard for the fact that the Fund did not yet have a meaningful operating history, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many of the shareholders that have invested in the Fund since its inception may have done so on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that, based upon the information previously requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds, provide a satisfactory basis to support the business decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the "Products" section of the Web site, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's Web site at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Large Cap Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R668
Cusip 31421R650
Cusip 31421R643

39020 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Large Cap Value Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2009	Period Ended 7/31/2008	[1]
Net Asset Value, Beginning of Period	$9.47	$10.00
Income From Investment Operations:
Net investment income	0.11 [2]	0.04	[2]
Net realized and unrealized loss on investments	(2.82)	(0.57)
TOTAL FROM INVESTMENT OPERATIONS	(2.71)	(0.53)
Less Distributions:
Distributions from net investment income	(0.06)	--
Net Asset Value, End of Period	$6.70	$ 9.47
Total Return [3]	(28.65)%	(5.30)%

Ratios to Average Net Assets:
Net expenses	0.97%	0.99	% [4]
Net investment income	1.73%	1.05	% [4]
Expense waiver/reimbursement [5]	76.80%	111.72	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$669	$473
Portfolio turnover	179%	41%

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual	$1,000	$1,122.30	$5.10
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.98	$4.86

1 Expenses are equal to the Fund's annualized net expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

Management's Discussion of Fund Performance (unaudited)

The fund's Institutional Shares total return for the fiscal year ended July 31, 2009 was -28.65%. The total return of the Russell 1000 ® Value Index 1 was -22.94% for the same reporting period. The fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell index.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2009, domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000 ® Index, 2 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large-cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 3 which exceeded the return of mid- and small-cap stocks 4 as evidenced by the -20.72% and -22.23% results for the Russell 2000 ®5 and the Russell Midcap ® Indexes, 6 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning -17.81% as compared to -22.74% for the Russell 3000 Value ® Index. 8

1 The Russell 1000 ® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

2 The Russell 3000 ® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 ® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

3 Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 ® Index, which represents approximately 69% of the total market capitalization of the Russell 1000 ® Index. The index is unmanaged and investments cannot be made directly in an index.

4 Small-company stocks may be less liquid and subject to greater price volatility than large-capitalization stocks.

5 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 ® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 ® Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell Midcap ® Index measures the performance of the 800 smallest companies in the Russell 1000 ® Index, which represent approximately 31% of the total market capitalization of the Russell 1000 ® Index. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000 ® Growth Index measures the performance of those Russell 3000 ® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 ® Growth or the Russell 2000 ® Growth Indexes. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000 ® Value Index measures the performance of those Russell 3000 ® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 ® Value or the Russell 2000 ® Value Indexes. The index is unmanaged and investments cannot be made directly in an index.

The best performing sectors in the Russell 3000 ® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 1000 ® Value Index was stock selection in the Utilities sector. Stock selection in the Industrials sector provided a modest contribution to relative performance. An underweight in the Financials sector also contributed significantly. Individual stocks contributing to the fund's performance relative to the Russell 1000 ® Value Index included General Electric Company and Exxon Mobil Corporation.

The most significant negative factor in the fund's performance relative to the Russell 1000 ® Value Index was stock selection in the Materials and Energy sectors. Additionally, an overweight in the Materials sector and an underweight in the Telecomm Services sector each detracted moderately from relative performance. Individual stocks detracting from the fund's performance relative to the Russell 1000 ® Value Index included: Goldman Sachs Group, Dow Chemical Company, Alcoa Incorporated and Valero Energy Corporation.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Large Cap Value Fund (Institutional Shares) (the "Fund") from March 7, 2008 (start of performance) to July 31, 2009, compared to the Russell 1000 ® Value Index (Russell 1000 ® Value). 2

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-28.65%
Start of Performance (3/7/2008)	-24.38%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 ® Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 1000 ® Value is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Integrated Domestic Oil	8.6%
Property Liability Insurance	8.3%
Electric Utility	6.1%
Railroad	5.8%
Crude Oil & Gas Production	4.9%
Integrated International Oil	4.7%
Offshore Driller	4.6%
Department Stores	4.2%
Securities Brokerage	4.2%
Home Products	4.0%
Services to Medical Professionals	4.0%
Defense Aerospace	3.7%
Multi-Line Insurance	2.5%
Defense Electronics	2.3%
Clothing Stores	1.7%
Gas Distributor	1.7%
Grocery Chain	1.7%
Packaged Foods	1.7%
Miscellaneous Machinery	1.4%
Multi-Industry Capital Goods	1.4%
Biotechnology	1.3%
Computer Stores	1.2%
Commodity Chemicals	1.0%
Other [2]	13.3%
Cash Equivalents [3]	12.0%
Other Assets and Liabilities - Net [4]	(6.3)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--94.3%
		Agricultural Chemicals--0.2%
39		FMC Corp.	$1,897
		Apparel--0.1%
36		Columbia Sportswear Co.	1,275
		Auto Part Replacement--0.4%
114		Genuine Parts Co.	4,038
		Biotechnology--1.3%
189	[1]	Amgen, Inc.	11,777
		Building Materials--0.0%
1	[1]	Owens Corning, Inc.	18
		Cable TV--0.3%
120	[1]	Discovery Communications, Inc.	2,940
		Clothing Stores--1.7%
923		Gap (The), Inc.	15,063
		Cogeneration--0.5%
276	[1]	Mirant Corp.	4,985
		Commercial Services--0.3%
149	[1]	Corrections Corp. of America	2,572
		Commodity Chemicals--1.0%
185		Eastman Chemical Co.	9,187
		Computer Peripherals--0.3%
212	[1]	Lexmark International Group, Class A	3,070
		Computer Stores--1.2%
284	[1]	Ingram Micro, Inc., Class A	4,777
171	[1]	Tech Data Corp.	5,973
		TOTAL	10,750
		Construction Machinery--0.2%
149		Trinity Industries, Inc.	2,080
		Crude Oil & Gas Production--4.9%
409		Apache Corp.	34,336
128	[1]	Newfield Exploration Co.	5,034
173		Pioneer Natural Resources, Inc.	4,939
		TOTAL	44,309
Shares			Value
		COMMON STOCKS--continued
		Defense Aerospace--3.7%
340		Boeing Co.	$14,589
191		General Dynamics Corp.	10,579
107		Lockheed Martin Corp.	7,999
		TOTAL	33,167
		Defense Electronics--2.3%
66		Grainger (W.W.), Inc.	5,934
52		L-3 Communications Holdings, Inc.	3,926
195		Northrop Grumman Corp.	8,693
53		Raytheon Co.	2,488
		TOTAL	21,041
		Department Stores--4.2%
54		Dillards, Inc., Class A	573
559	[1]	Sears Holdings Corp.	37,084
		TOTAL	37,657
		Discount Department Stores--0.8%
215	[1]	BJ's Wholesale Club, Inc.	7,170
		Diversified Leisure--0.1%
35		International Speedway Corp., Class A	895
		Electric & Electrical Original Equipment Manufacturers--0.3%
137		Molex, Inc.	2,433
		Electric Utility--6.1%
530		Edison International	17,130
723		Sempra Energy	37,907
		TOTAL	55,037
		Electronics Stores--0.2%
145		RadioShack Corp.	2,249
		Gas Distributor--1.7%
190		Energen Corp.	7,851
182		National Fuel Gas Co.	7,386
		TOTAL	15,237
		Grocery Chain--1.7%
823		Safeway, Inc.	15,579
		Home Products--4.0%
647		Procter & Gamble Co.	35,915
Shares			Value
		COMMON STOCKS--continued
		Hospitals--0.2%
36		Universal Health Services, Inc., Class B	$2,002
		Industrial Machinery--0.6%
50		Flowserve Corp.	4,039
82	[1]	Terex Corp.	1,245
		TOTAL	5,284
		Insurance Brokerage--0.4%
83		Axis Capital Holdings Ltd.	2,362
31		Endurance Specialty Holdings Ltd.	1,035
		TOTAL	3,397
		Integrated Domestic Oil--8.6%
870		ConocoPhillips	38,028
1,229		Marathon Oil Corp.	39,635
		TOTAL	77,663
		Integrated International Oil--4.7%
544		Chevron Corp.	37,792
67		Exxon Mobil Corp.	4,716
		TOTAL	42,508
		Life Insurance--0.2%
37		Torchmark Corp.	1,445
		Maritime--0.7%
68		Alexander and Baldwin, Inc.	1,987
117		Overseas Shipholding Group, Inc.	4,019
		TOTAL	6,006
		Medical Supplies--0.9%
158		AmerisourceBergen Corp.	3,116
93		McKesson HBOC, Inc.	4,757
		TOTAL	7,873
		Medical Technology--0.8%
12	[1]	Mettler-Toledo International, Inc.	1,009
138	[1]	Zimmer Holdings, Inc.	6,431
		TOTAL	7,440
		Metal Containers--0.2%
30		Ball Corp.	1,451
		Mini-Mill Producer--0.3%
193		Commercial Metals Corp.	3,192
Shares			Value
		COMMON STOCKS--continued
		Miscellaneous Machinery--1.4%
199		Illinois Tool Works, Inc.	$8,069
65		Parker-Hannifin Corp.	2,878
23		Rockwell Automation, Inc.	952
17		SPX Corp.	898
		TOTAL	12,797
		Motion Pictures--0.5%
51	[1]	Dreamworks Animation SKG, Inc.	1,607
113		Walt Disney Co.	2,839
		TOTAL	4,446
		Multi-Industry Capital Goods--1.4%
235		United Technologies Corp.	12,800
		Multi-Line Insurance--2.5%
533		Allstate Corp.	14,343
60		Assurant, Inc.	1,531
163		CIGNA Corp.	4,629
25		Hanover Insurance Group, Inc.	983
59		Unum Group	1,107
		TOTAL	22,593
		Offshore Driller--4.6%
405		ENSCO International, Inc.	15,345
790		Noble Corp.	26,749
		TOTAL	42,094
		Oil Refiner--0.1%
46		Sunoco, Inc.	1,136
		Oil Service, Explore & Drill--0.7%
61	[1]	Exterran Holdings, Inc.	1,061
63	[1]	Seacor Holdings, Inc.	5,007
		TOTAL	6,068
		Packaged Foods--1.7%
68		Campbell Soup Co.	2,110
456		Kraft Foods, Inc., Class A	12,923
		TOTAL	15,033
		Property Liability Insurance--8.3%
21		Allied World Assurance Holdings Ltd.	913
41	[1]	Arch Capital Group Ltd.	2,550
77		Berkley, W. R. Corp.	1,789
Shares			Value
		COMMON STOCKS--continued
		Property Liability Insurance--continued
427		Chubb Corp.	$19,719
81		Everest Re Group Ltd.	6,498
42		HCC Insurance Holdings, Inc.	1,054
241		Loews Corp.	7,235
61		RenaissanceRe Holdings Ltd.	3,065
755		The Travelers Cos., Inc.	32,518
		TOTAL	75,341
		Railroad--5.8%
133		CSX Corp.	5,336
895		Norfolk Southern Corp.	38,709
141		Union Pacific Corp.	8,110
		TOTAL	52,155
		Resorts--0.3%
102	[1]	Vail Resorts, Inc.	2,918
		Securities Brokerage--4.2%
234		Goldman Sachs Group, Inc.	38,212
		Semiconductor Distribution--0.8%
294	[1]	Arrow Electronics, Inc.	7,576
		Semiconductor Manufacturing--0.4%
231		Maxim Integrated Products, Inc.	4,093
		Semiconductor Manufacturing Equipment--0.5%
216	[1]	Novellus Systems, Inc.	4,227
		Services to Medical Professionals--4.0%
165		Aetna, Inc.	4,450
240	[1]	Health Net, Inc.	3,247
88	[1]	Medco Health Solutions, Inc.	4,652
399		UnitedHealth Group, Inc.	11,196
241	[1]	Wellpoint, Inc.	12,686
		TOTAL	36,231
		Software Packaged/Custom--0.3%
59	[1]	DST Systems, Inc.	2,616
		Stainless Steel Producer--0.8%
196		Allegheny Technologies, Inc.	5,308
106		Carpenter Technology Corp.	1,981
		TOTAL	7,289
Shares			Value
		COMMON STOCKS--continued
		Telephone Utility--0.1%
31		Telephone and Data System, Inc.	$798
		Trucking--0.8%
216		Ryder System, Inc.	7,588
		TOTAL COMMON STOCKS (IDENTIFIED COST $839,129)	854,613
		MUTUAL FUND--12.0%
108,397	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	108,397
		TOTAL INVESTMENTS--106.3% (IDENTIFIED COST $947,526) [4]	963,010
		OTHER ASSETS AND LIABILITIES - NET--(6.3)% [5]	(56,804)
		TOTAL NET ASSETS--100%	$906,206
1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $957,092.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$811,442	$--	$--	$811,442
International	43,171	--	--	43,171
Mutual Fund	108,397	--	--	108,397
TOTAL SECURITIES	$963,010	$--	$--	$963,010

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $108,397 of investments in an affiliated issuer (Note 5) (identified cost $947,526)		$963,010
Income receivable		884
Receivable for investments sold		1,955
TOTAL ASSETS		965,849
Liabilities:
Payable for investments purchased	$1,580
Payable for custodian fees	3,303
Payable for transfer and dividend disbursing agent fees and expenses	10,228
Payable for auditing fees	22,500
Payable for portfolio accounting fees	13,167
Payable for distribution services fee (Note 5)	14
Payable for shareholder services fee (Note 5)	63
Payable for share registration costs	7,403
Accrued expenses	1,385
TOTAL LIABILITIES		59,643
Net assets for 135,296 shares outstanding		$906,206
Net Assets Consist of:
Paid-in capital		$1,074,853
Net unrealized appreciation of investments		15,484
Accumulated net realized loss on investments		(190,755)
Undistributed net investment income		6,624
TOTAL NET ASSETS		$906,206
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($669,352 ÷ 99,870 shares outstanding), no par value, unlimited shares authorized		$6.70
Offering price per share		$6.70
Redemption proceeds per share		$6.70
Class A Shares:
Net asset value per share ($210,257 ÷ 31,436 shares outstanding), no par value, unlimited shares authorized		$6.69
Offering price per share (100/94.50 of $6.69)		$7.08
Redemption proceeds per share		$6.69
Class C Shares:
Net asset value per share ($20,722 ÷ 3,110 shares outstanding), no par value, unlimited shares authorized		$6.66
Offering price per share		$6.66
Redemption proceeds per share (99.00/100 of $6.66)		$6.59
Class K Shares:
Net asset value per share ($5,875 ÷ 880 shares outstanding), no par value, unlimited shares authorized		$6.68
Offering price per share		$6.68
Redemption proceeds per share		$6.68

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $630 received from an affiliated issuer) (Note 5)			$18,161
Expenses:
Investment adviser fee (Note 5)		$5,048
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		11,154
Transfer and dividend disbursing agent fees and expenses--Institutional Shares		43,492
Transfer and dividend disbursing agent fees and expenses--Class A Shares		10,672
Transfer and dividend disbursing agent fees and expenses--Class C Shares		944
Transfer and dividend disbursing agent fees and expenses--Class K Shares		135
Directors'/Trustees' fees		630
Auditing fees		13,300
Legal fees		2,895
Portfolio accounting fees		72,325
Distribution services fee--Class C Shares (Note 5)		97
Distribution services fee--Class K Shares (Note 5)		9
Shareholder services fee--Class A Shares (Note 5)		328
Shareholder services fee--Class C Shares (Note 5)		32
Share registration costs		48,376
Printing and postage		31,096
Insurance premiums		4,341
Miscellaneous		3,080
TOTAL EXPENSES		517,954
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(5,048)
Waiver of administrative personnel and services fee	(54,993)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares	(193)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares	(11)
Reimbursement of other operating expenses	(450,700)
TOTAL WAIVERS AND REIMBURSEMENTS		(510,945)
Net expenses			7,009
Net investment income			11,152
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(189,746)
Net change in unrealized depreciation of investments			51,330
Net realized and unrealized loss on investments			(138,416)
Change in net assets resulting from operations			$(127,264)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 7/31/2009	Period Ended 7/31/2008 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,152	$2,255
Net realized loss on investments	(189,746)	(1,009)
Net change in unrealized appreciation/depreciation of investments	51,330	(35,846)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(127,264)	(34,600)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(5,519)	--
Class A Shares	(1,095)	--
Class C Shares	(168)	--
Class K Shares	(1)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(6,783)	--
Share Transactions:
Proceeds from sale of shares	531,070	574,741
Net asset value of shares issued to shareholders in payment of distributions declared	4,007	--
Cost of shares redeemed	(31,893)	(3,072)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	503,184	571,669
Change in net assets	369,137	537,069
Net Assets:
Beginning of period	537,069	--
End of period (including undistributed net investment income of $6,624 and $2,255, respectively)	$906,206	$537,069

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Large Cap Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class C Shares and Class K Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

The Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares became effective with the Securities and Exchange Commission (SEC) on March 3, 2008.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares, Class A Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2008 and 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2009		Period Ended 7/31/2008 [1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	49,450	$315,000	50,010	$500,100
Shares issued to shareholders in payment of distributions declared	420	2,745	--	--
Shares redeemed	--	--	(10)	(100)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	49,870	$317,745	50,000	$500,000

	Year Ended 7/31/2009		Period Ended 7/31/2008 [1]
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	29,517	$190,960	7,012	$74,441
Shares issued to shareholders in payment of distributions declared	168	1,094	--	--
Shares redeemed	(4,963)	(30,343)	(298)	(2,972)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	24,722	$161,711	6,714	$71,469

	Year Ended 7/31/2009		Period Ended 7/31/2008 [1]
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,329	$20,310	10	$100
Shares issued to shareholders in payment of distributions declared	26	168	--	--
Shares redeemed	(255)	(1,550)	--	--
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,100	$18,928	10	$100

	Year Ended 7/31/2009		Period Ended 7/31/2008 [1]
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	870	$4,800	10	$100
Shares issued to shareholders in payment of distributions declared	--	--	--	--
Shares redeemed	--	--	--	--
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	870	$4,800	10	$100
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	78,562	$503,184	56,734	$571,669

1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended July 31, 2009 was as follows:

Ordinary income	$6,783

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,624
Net unrealized appreciation	$5,918
Capital loss carryforwards and deferrals	$(181,189)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $957,092. The net unrealized appreciation of investments for federal tax purposes was $5,918. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $52,748 and net unrealized depreciation from investments for those securities having an excess of cost over value of $46,830.

At July 31, 2009, the Fund had a capital loss carryforward of $27,377 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2017.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post-October losses of $153,812 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2009, the Adviser voluntarily waived $5,017 of its fee and voluntarily reimbursed $450,700 of other operating expenses. For the year ended July 31, 2009, an affiliate of the adviser reimbursed $204 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $54,993 of its fee. The net fee paid to FAS was 31.944% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC did not retain any fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $148 in sales charges from the sale of Class A Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.24%, 1.99% and 1.74%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $31. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	73,796	832,442	797,841	108,397	$108,397	$630

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$1,624,297
Sales	$1,167,348

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2009, 100.00% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended July 31, 2009, 100.00% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT LARGE CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Value Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Value Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED MDT LARGE CAP VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. Because the Fund did not yet have a meaningful operating history, the Board's decision to approve the contract reflects the exercise of its business judgment primarily on whether to authorize the continued offering of this new investment vehicle, as originally proposed by, and based on information previously requested by the Board and provided by, the Federated organization, and based on Federated's recommendation to go forward with the Fund.

The Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

The Board also considered the compensation and benefits received by the Adviser. This included fees received or to be received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Since the inception of the Fund, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board occurring since the Fund's inception, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract initially occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

It was recognized that the factors mentioned above relating to such matters as fund performance and any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, the Board monitors the Fund's performance quarterly as information becomes available. Moreover, in connection with the Board's governance of other Federated fund, it should be noted that the Board regularly receives financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. With due regard for the fact that the Fund did not yet have a meaningful operating history, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many of the shareholders that have invested in the Fund since its inception may have done so on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that, based upon the information previously requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds, provide a satisfactory basis to support the business decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the "Products" section of the Web site, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's Web site at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Large Cap Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R635

39021 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$12.10		$13.05		$10.67		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.04	) [3]	(0.11	) [3]	(0.11	) [3]	(0.09	) [3]
Net realized and unrealized gain (loss) on investments	(3.90)		(0.72)		2.81		0.76
TOTAL FROM INVESTMENT OPERATIONS	(3.94)		(0.83)		2.70		0.67
Less Distributions:
Distributions from net realized gain on investments	--		(0.12)		(0.32)		--
Redemption fees	--		--		0.00	[4]	--
Net Asset Value, End of Period	$ 8.16		$12.10		$13.05		$10.67
Total Return [5]	(32.56)%		(6.47)%		25.67%		6.70%

Ratios to Average Net Assets:
Net expenses	1.49%		1.50%		1.50%		2.02	% [6]
Net investment income (loss)	(0.47)%		(0.82)%		(0.88)%		(0.92	)% [6]
Expense waiver/reimbursement [7]	3.68%		4.06%		15.03%		27.33	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$7,982		$10,242		$6,446		$104
Portfolio turnover	270%		216%		141%		201%

1 MDT Mid Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Mid Cap Growth Fund (the "Fund"), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$11.84		$12.86		$10.60		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.10	) [3]	(0.19	) [3]	(0.19	) [3]	(0.17	) [3]
Net realized and unrealized gain (loss) on investments	(3.82)		(0.71)		2.77		0.77
TOTAL FROM INVESTMENT OPERATIONS	(3.92)		(0.90)		2.58		0.60
Less Distributions:
Distributions from net realized gain on investments	--		(0.12)		(0.32)		--
Redemption fees	--		--		0.00	[4]	--
Net Asset Value, End of Period	$ 7.92		$11.84		$12.86		$10.60
Total Return [5]	(33.11)%		(7.12)%		24.69%		6.00%

Ratios to Average Net Assets:
Net expenses	2.24%		2.24%		2.25%		2.77	% [6]
Net investment income (loss)	(1.23)%		(1.51)%		(1.56)%		(1.67	)% [6]
Expense waiver/reimbursement [7]	3.84%		3.86%		26.77%		27.33	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$590		$909		$123		$6
Portfolio turnover	270%		216%		141%		201%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,090.90	$ 7.72
Class C Shares	$1,000	$1,086.40	$ 11.59
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$ 1,017.41	$ 7.45
Class C Shares	$1,000	$1,013.69	$ 11.18

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.49%
Class C Shares	2.24%

Management's Discussion of Fund Performance (unaudited)

The Fund's total returns, based on net asset value, for the fiscal year ended July 31, 2009 were -32.56% for Class A Shares and -33.11% for Class C Shares. The total returns of the Russell Midcap ® Growth Index (Russell Midcap ® Growth) and the Lipper Mid-Cap Growth Funds Index, respectively, were -21.87% and -21.62% for the same period. The Fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell index.

1 The Russell Midcap® Growth measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The index is unmanaged and unlike the fund, not affected by cash flows. It is not possible to invest directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12 month period ending July 31, 2009, domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000® Index, 3 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large-cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200® Index, 4 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000® Index 5 and the Russell Midcap® Index, 6 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000® Growth Index 7 returning -17.81% as compared to -22.74% for the Russell 3000® Value Index. 8

The best performing sectors in the Russell 3000® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

3 Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and unlike the fund, not affected by cash flows. It is not possible to invest directly in an index.

4 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and unlike the fund, not affected by cash flows. It is not possible to invest directly in an index.

5 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the fund, not affected by cash flows. It is not possible to invest directly in an index.

6 Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 35% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and unlike the fund, not affected by cash flows. It is not possible to invest directly in an index.

7 Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.

8 Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.

FUND PERFORMANCE

The most significant positive factor in the Fund's performance relative to the Russell Midcap ® Growth was stock selection in the Materials sector. Additionally, an underweight in the Energy sector provided a significant positive contribution to the Fund's performance. Individual stocks contributing to the Fund's performance relative to the Russell Midcap ® Growth Index included: Fiserv Incorporated, Mednax Incorporated, Waters Corporation and Scotts Company.

The most significant negative factor in the Fund's performance relative to the Russell Midcap ® Growth Index was stock selection in the Consumer Discretionary, Industrials and Consumer Staples sectors. Stock selection in Information Technology also detracted moderately. Individual stocks detracting from the Fund's performance relative to the Russell Midcap ® Growth included: SPX Corporation, Dish Network Corporation, Avon Products Incorporated and Amphenol Corporation.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Mid Cap Growth Fund (Class A Shares) (the "Fund") 2 from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell Midcap ® Growth Index (Russell Midcap ® Growth) 3 and the Lipper Mid-Cap Growth Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-36.25%
Start of Performance (9/15/2005)	-5.61%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap ® Growth and the Lipper Mid-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Mid Cap Growth Fund.

3 The Russell Midcap ® Growth is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Mid Cap Growth Fund (Class C Shares) (the "Fund") 2 from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell Midcap ® Growth Index (Russell Midcap ® Growth) 3 and the Lipper Mid-Cap Growth Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-33.78%
Start of Performance (9/15/2005)	-4.95%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap ® Growth and Lipper Mid-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Mid Cap Growth Fund.

3 The Russell Midcap ® Growth is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Undesignated Consumer Cyclicals	10.0%
Software Packaged/Custom	8.6%
Services to Medical Professionals	6.7%
Financial Services	5.5%
Medical Supplies	5.0%
Soft Drinks	4.3%
Computer Services	3.7%
Defense Aerospace	3.7%
Clothing Stores	3.5%
Agricultural Chemicals	3.3%
Auto Original Equipment Manufacturers	3.3%
Generic Drugs	3.2%
Mutual Fund Adviser	3.1%
Plastic Containers	3.0%
Cable TV	2.9%
Packaged Foods	2.9%
Commodity Chemicals	2.7%
Defense Electronics	2.6%
Ethical Drugs	2.6%
Home Health Care	2.1%
Metal Containers	2.0%
Restaurant	1.8%
Advertising	1.6%
Medical Technology	1.3%
Other [2]	8.7%
Cash Equivalents [3]	2.8%
Other Assets and Liabilities - Net [4]	(0.9)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--98.1%
		Advertising--1.6%
9,219		Omnicom Group, Inc.	$313,446
		Agricultural Chemicals--3.3%
16,688		Scotts Co.	651,666
		Auto Original Equipment Manufacturers--3.3%
4,307	[1]	AutoZone, Inc.	661,426
		Biotechnology--0.9%
1,310	[1]	Hospira, Inc.	50,343
2,482	[1]	Waters Corp.	124,720
		TOTAL	175,063
		Cable TV - 2.9%
34,197	[1]	DISH Network Corp., Class A	579,639
		Clothing Stores--3.5%
1,630	[1]	Aeropostale, Inc.	59,332
14,552	[1]	Hanesbrands, Inc.	289,585
13,406		Limited Brands, Inc.	173,474
3,756		Ross Stores, Inc.	165,602
		TOTAL	687,993
		Commodity Chemicals--2.7%
21,147		Celanese Corp.	543,478
		Computer Services--3.7%
2,917	[1]	Affiliated Computer Services, Inc., Class A	138,295
10,913	[1]	Fiserv, Inc.	517,385
1,743	[1]	Salesforce.com, Inc.	75,542
		TOTAL	731,222
		Computer Stores--0.2%
1,401	[1]	GameStop Corp.	30,668
		Cosmetics & Toiletries--0.4%
2,284		International Flavors & Fragrances, Inc.	80,534
Shares			Value
		COMMON STOCKS--continued
		Crude Oil & Gas Production--0.0%
52	[1]	Southwestern Energy Co.	$2,154
		Defense Aerospace--3.7%
9,114	[1]	Alliant Techsystems, Inc.	717,454
640	[1]	TransDigm Group, Inc.	24,506
		TOTAL	741,960
		Defense Electronics--2.6%
6,724		L-3 Communications Holdings, Inc.	507,662
		Department Stores--0.6%
2,369	[1]	Kohl's Corp.	115,015
		Discount Department Stores--0.5%
577	[1]	Dollar Tree, Inc.	26,611
2,160		TJX Cos., Inc.	78,257
		TOTAL	104,868
		Electronic Instruments--0.1%
404	[1]	Dolby Laboratories, Class A	16,819
		Ethical Drugs--2.6%
1,597	[1]	Sepracor, Inc.	27,708
18,862	[1]	Valeant Pharmaceuticals International	486,640
		TOTAL	514,348
		Financial Services--5.5%
4,542		Equifax, Inc.	118,319
4,985	[1]	InterContinentalExchange, Inc.	468,889
17,762		Moody's Corp.	421,670
5,555		Total System Services, Inc.	81,547
		TOTAL	1,090,425
		Generic Drugs--3.2%
48,003	[1]	Mylan Laboratories, Inc.	633,160
		Home Health Care--2.1%
15,814	[1]	Lincare Holdings, Inc.	414,011
		Home Products--0.3%
1,508		Tupperware Brands Corp.	51,378
Shares			Value
		COMMON STOCKS--continued
		Hospitals--0.3%
8,741	[1]	Health Management Association, Class A	$52,708
		Insurance Brokerage--0.6%
5,305		Gallagher (Arthur J.) & Co.	121,484
		Internet Services--0.6%
2,615	[1]	NetFlix, Inc.	114,903
57	[1]	Priceline.com, Inc.	7,388
		TOTAL	122,291
		Magazine Publishing--0.3%
1,735		McGraw-Hill Cos., Inc.	54,392
		Medical Supplies--5.0%
11,078		AmerisourceBergen Corp.	218,458
15,539	[1]	Hologic, Inc.	228,268
17,409	[1]	Kinetic Concepts, Inc.	550,473
		TOTAL	997,199
		Medical Technology--1.3%
1,919	[1]	Mettler-Toledo International, Inc.	161,311
1,266	[1]	Millipore Corp.	88,114
		TOTAL	249,425
		Metal Containers--2.0%
7,195		Ball Corp.	347,950
2,276	[1]	Crown Holdings, Inc.	57,128
		TOTAL	405,078
		Miscellaneous Communications--0.4%
18,699		Qwest Communications International, Inc.	72,178
		Miscellaneous Machinery--0.8%
3,415		Nordson Corp.	153,334
		Multi-Industry Transportation--0.2%
1,355		Brinks Co. (The)	36,788
		Mutual Fund Adviser--3.1%
8,508	[1]	Affiliated Managers Group	561,698
2,056		Waddell & Reed Financial, Inc., Class A	58,329
		TOTAL	620,027
Shares			Value
		COMMON STOCKS--continued
		Outpatient Clinics--0.4%
1,476	[1]	DaVita, Inc.	$73,357
		Packaged Foods--2.9%
4,912		Campbell Soup Co.	152,419
10,590		Hershey Foods Corp.	423,070
		TOTAL	575,489
		Plastic Containers--3.0%
23,203	[1]	Pactiv Corp.	584,252
		Restaurant--1.8%
1,152		Brinker International, Inc.	19,169
3,702		Darden Restaurants, Inc.	119,908
2,993	[1]	Green Mountain Coffee, Inc.	210,827
		TOTAL	349,904
		Securities Brokerage--0.8%
8,905	[1]	TD Ameritrade Holding Corp.	165,099
		Semiconductor Manufacturing--0.3%
3,418		National Semiconductor Corp.	51,475
		Services to Medical Professionals--6.7%
12,869		MEDNAX, Inc.	596,478
13,415		Quest Diagnostics, Inc.	732,727
		TOTAL	1,329,205
		Soft Drinks--4.3%
42,247		Coca-Cola Enterprises, Inc.	793,821
1,820	[1]	Hansen Natural Corp.	56,438
		TOTAL	850,259
		Software Packaged/Custom--8.6%
38,151		CA, Inc.	806,512
1,097	[1]	DST Systems, Inc.	48,630
5,607	[1]	McAfee, Inc.	249,960
2,289	[1]	Red Hat, Inc.	52,258
21,086		Rovi Corp.	551,610
		TOTAL	1,708,970
Shares			Value
		COMMON STOCKS--continued
		Specialty Retailing--0.8%
3,191		Advance Auto Parts, Inc.	$147,520
882	[1]	Big Lots, Inc.	20,321
		TOTAL	167,841
		Toys & Games--0.2%
851	[1]	Marvel Entertainment, Inc.	33,666
		Undesignated Consumer Cyclicals--10.0%
2,838	[1]	Apollo Group, Inc., Class A	195,935
1,005		DeVRY, Inc.	49,989
1,807	[1]	FTI Consulting, Inc.	98,355
9,944		Herbalife Ltd.	342,173
3,709	[1]	ITT Educational Services, Inc.	361,071
26,000	[1]	Iron Mountain, Inc.	759,460
449		Strayer Education, Inc.	95,359
2,442	[1]	Weight Watchers International, Inc.	68,083
		TOTAL	1,970,425
		TOTAL COMMON STOCKS (IDENTIFIED COST $17,612,276)	19,391,781
		MUTUAL FUND--2.8%
559,439	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	559,439
		TOTAL INVESTMENTS -- 100.9% (IDENTIFIED COST $18,171,715) [4]	19,951,220
		OTHER ASSETS AND LIABILITIES - NET--(0.9)% [5]	(186,673)
		TOTAL NET ASSETS--100%	$19,764,547

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $18,223,197.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$19,049,608	$--	$--	$19,049,608
International	342,173	--	--	342,173
Mutual Fund	559,439	--	--	559,439
TOTAL SECURITIES	$19,951,220	$--	$--	$19,951,220

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $559,439 of investments in an affiliated issuer (Note 5) (identified cost $18,171,715)		$19,951,220
Income receivable		4,187
Receivable for investments sold		676,591
Receivable for shares sold		44,263
TOTAL ASSETS		20,676,261
Liabilities:
Payable for investments purchased	$829,665
Payable for shares redeemed	25,113
Payable for auditing fees	22,500
Payable for distribution services fee (Note 5)	346
Payable for shareholder services fee (Note 5)	4,645
Accrued expenses	29,445
TOTAL LIABILITIES		911,714
Net assets for 2,413,437 shares outstanding		$19,764,547
Net Assets Consist of:
Paid-in capital		$23,656,573
Net unrealized appreciation of investments		1,779,505
Accumulated net realized loss on investments		(5,671,531)
TOTAL NET ASSETS		$19,764,547
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($11,191,997 ÷ 1,360,343 shares outstanding), no par value, unlimited shares authorized		$8.23
Offering price per share		$8.23
Redemption proceeds per share		$8.23
Class A Shares:
Net asset value per share ($7,982,412 ÷ 978,600 shares outstanding), no par value, unlimited shares authorized		$8.16
Offering price per share (100/94.50 of $8.16)		$8.63
Redemption proceeds per share		$8.16
Class C Shares:
Net asset value per share ($590,138 ÷ 74,494 shares outstanding), no par value, unlimited shares authorized		$7.92
Offering price per share		$7.92
Redemption proceeds per share (99.00/100 of $7.92)		$7.84

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $4,476 received from an affiliated issuer) (Note 5)			$120,171
Expenses:
Investment adviser fee (Note 5)		$114,306
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		19,801
Transfer and dividend disbursing agent fees and expenses		62,636
Directors'/Trustees' fees		1,329
Auditing fees		22,500
Legal fees		2,212
Portfolio accounting fees		69,566
Distribution services fee--Class C Shares (Note 5)		5,353
Shareholder services fee--Class A Shares (Note 5)		18,584
Shareholder services fee--Class C Shares (Note 5)		1,784
Share registration costs		36,895
Printing and postage		29,735
Insurance premiums		4,369
Miscellaneous		2,877
TOTAL EXPENSES		621,947
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(114,306)
Waiver of administrative personnel and services fee	(44,874)
Waiver of distribution services fee--Class C Shares	(15)
Reimbursement of other operating expenses	(279,313)
TOTAL WAIVERS AND REIMBURSEMENTS		(438,508)
Net expenses			183,439
Net investment income (loss)			(63,268)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(4,848,435)
Net change in unrealized appreciation of investments			1,669,549
Net realized and unrealized loss on investments			(3,178,886)
Change in net assets resulting from operations			$(3,242,154)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(63,268)	$(95,701)
Net realized loss on investments	(4,848,435)	(815,534)
Net change in unrealized appreciation/depreciation of investments	1,669,549	(274,204)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,242,154)	(1,185,439)
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	--	(10,164)
Class A Shares	--	(99,042)
Class C Shares	--	(4,334)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(113,540)
Share Transactions:
Proceeds from sale of shares	12,048,175	9,679,167
Net asset value of shares issued to shareholders in payment of distributions declared	--	104,453
Cost of shares redeemed	(2,927,540)	(1,875,638)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	9,120,635	7,907,982
Change in net assets	5,878,481	6,609,003
Net Assets:
Beginning of period	13,886,066	7,277,063
End of period	$19,764,547	$13,886,066

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Mid Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,227,634	$8,855,455	200,619	$2,563,412
Shares issued to shareholders in payment of distributions declared	--	--	266	3,799
Shares redeemed	(91,906)	(694,574)	(30,323)	(384,900)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,135,728	$8,160,881	170,562	$2,182,311

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	321,930	$2,570,094	447,249	$6,047,252
Shares issued to shareholders in payment of distributions declared	--	--	6,900	98,193
Shares redeemed	(189,980)	(1,614,766)	(101,571)	(1,283,471)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	131,950	$955,328	352,578	$4,861,974

Year Ended July 31	2009		2008
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	79,421	$622,626	83,860	$1,068,503
Shares issued to shareholders in payment of distributions declared	--	--	176	2,461
Shares redeemed	(81,747)	(618,200)	(16,800)	(207,267)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,326)	$4,426	67,236	$863,697
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	1,265,352	$9,120,635	590,376	$7,907,982

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)
$(63,268)	$63,268

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008
Ordinary income [1]	$--	$90,850
Long-term capital gains	$--	$22,690

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$1,728,023
Capital loss carryforwards and deferrals	$(5,620,049)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $18,223,197. The net unrealized appreciation of investments for federal tax purposes was $1,728,023. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,947,833 and net unrealized depreciation from investments for those securities having an excess of cost over value of $219,810.

At July 31, 2009, the Fund had a capital loss carryforward of $3,411,837 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$ 80,433
2017	$3,331,404

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $2,208,212 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $114,006 of its fee and reimbursed $279,313 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $44,874 of its fee. The net fee paid to FAS was 1.458% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FSC voluntarily waived $15 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC did not retain any fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $182 in sales charges from the sale of Class A Shares. FSC also retained $109 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC received $235 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50% and 2.25%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $300. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	909,461	10,777,263	11,127,285	559,439	$559,439	$4,476

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$43,882,168
Sales	$35,093,011

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT MID CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Mid Cap Growth Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 9 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2009

FEDERATED MDT MID CAP GROWTH FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the periods covered by the report, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R874
Cusip 31421R866

37324 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Mid Cap
Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$12.18		$13.10		$10.69		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.03	) [3]	(0.07	) [3]	(0.05	) [3]	(0.07	) [3]
Net realized and unrealized gain (loss) on investments	(3.92)		(0.73)		2.77		0.76
TOTAL FROM INVESTMENT OPERATIONS	(3.95)		(0.80)		2.72		0.69
Less Distributions:
Distributions from net realized gain on investments	--		(0.12)		(0.32)		--
Redemption fees	--		--		0.01		--
Net Asset Value, End of Period	$8.23		$12.18		$13.10		$10.69
Total Return [4]	(32.43)%		(6.22)%		25.90%		6.90%

Ratios to Average Net Assets:
Net expenses	1.24%		1.25%		1.25%		1.77	% [5]
Net investment income (loss)	(0.42)%		(0.57)%		(0.45)%		(0.67	)% [5]
Expense waiver/reimbursement [6]	3.01%		3.95%		42.16%		27.33	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$11,192		$2,735		$708		$225
Portfolio turnover	270%		216%		141%		201%

1 MDT Mid Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Mid Cap Growth Fund (the "Fund"), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual	$1,000	$1,091.50	$6.43
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.65	$6.21

1 Expenses are equal to the Fund's annualized net expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the fiscal year ended July 31, 2009 was -32.43%. The total returns of the Russell Midcap ® Growth Index (Russell Midcap ® Growth) 1 and the Lipper Mid-Cap Growth Funds Index, 2 respectively, were -21.87% and -21.62% for the same period. The Fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell index.

1 The Russell Midcap® Growth measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The index is unmanaged and unlike the fund, not affected by cash flows. It is not possible to invest directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month period ended July 31, 2009 domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000 ® Index, 3 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 4 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000 ® Index 5 and the Russell Midcap ® Index, 6 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning -17.81% as compared to -22.74% for the Russell 3000 Value ® Index. 8

The best performing sectors in the Russell 3000 ® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

3 Russell 3000 ® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and unlike the fund, not affected by cash flows. It is not possible to invest directly in an index.

4 Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 ® Index, which represents approximately 65% of the total market capitalization of the Russell 1000 ® Index. The index is unmanaged and unlike the fund, not affected by cash flows. It is not possible to invest directly in an index.

5 Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 ® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 ® Index. The index is unmanaged and unlike the fund, not affected by cash flows. It is not possible to invest directly in an index.

6 Russell Midcap ® Index measures the performance of the 800 smallest companies in the Russell 1000 ® Index, which represent approximately 35% of the total market capitalization of the Russell 1000 ® Index. The index is unmanaged and unlike the fund, not affected by cash flows. It is not possible to invest directly in an index.

7 Russell 3000 ® Growth Index measures the performance of those Russell 3000 ® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 ® Growth or the Russell 2000 ® Growth indexes. The index is unmanaged and investments cannot be made in an index.

8 Russell 3000 ® Value Index measures the performance of those Russell 3000 ® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 ® Value or the Russell 2000 ® Value indexes. The index is unmanaged and investments cannot be made in an index.

FUND PERFORMANCE

The most significant positive factor in the Fund's performance relative to the Russell Midcap ® Growth was stock selection in the Materials sector. Additionally, an underweight in the Energy sector provided a significant positive contribution to the Fund's performance. Individual stocks contributing to the Fund's performance relative to the Russell Midcap ® Growth Index included: Fiserv Incorporated, Mednax Incorporated, Waters Corporation and Scotts Company.

The most significant negative factor in the Fund's performance relative to the Russell Midcap ® Growth Index was stock selection in the Consumer Discretionary, Industrials and Consumer Staples sectors. Stock selection in Information Technology also detracted moderately. Individual stocks detracting from the Fund's performance relative to the Russell Midcap ® Growth included: SPX Corporation, Dish Network Corporation, Avon Products Incorporated and Amphenol Corporation.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Mid Cap Growth Fund (Institutional Shares) (the "Fund") 2 from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell Midcap ® Growth Index (Russell Midcap ® Growth) 3 and the Lipper Mid-Cap Growth Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-32.43%
Start of Performance (9/15/2005)	-4.02%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap ® Growth and Lipper Mid-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Mid Cap Growth Fund.

3 The Russell Midcap ® Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Undesignated Consumer Cyclicals	10.0%
Software Packaged/Custom	8.6%
Services to Medical Professionals	6.7%
Financial Services	5.5%
Medical Supplies	5.0%
Soft Drinks	4.3%
Computer Services	3.7%
Defense Aerospace	3.7%
Clothing Stores	3.5%
Agricultural Chemicals	3.3%
Auto Original Equipment Manufacturers	3.3%
Generic Drugs	3.2%
Mutual Fund Adviser	3.1%
Plastic Containers	3.0%
Cable TV	2.9%
Packaged Foods	2.9%
Commodity Chemicals	2.7%
Defense Electronics	2.6%
Ethical Drugs	2.6%
Home Health Care	2.1%
Metal Containers	2.0%
Restaurant	1.8%
Advertising	1.6%
Medical Technology	1.3%
Other [2]	8.7%
Cash Equivalents [3]	2.8%
Other Assets and Liabilities - Net [4]	(0.9)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--98.1%
		Advertising--1.6%
9,219		Omnicom Group, Inc.	$313,446
		Agricultural Chemicals--3.3%
16,688		Scotts Co.	651,666
		Auto Original Equipment Manufacturers--3.3%
4,307	[1]	AutoZone, Inc.	661,426
		Biotechnology--0.9%
1,310	[1]	Hospira, Inc.	50,343
2,482	[1]	Waters Corp.	124,720
		TOTAL	175,063
		Cable TV - 2.9%
34,197	[1]	DISH Network Corp., Class A	579,639
		Clothing Stores--3.5%
1,630	[1]	Aeropostale, Inc.	59,332
14,552	[1]	Hanesbrands, Inc.	289,585
13,406		Limited Brands, Inc.	173,474
3,756		Ross Stores, Inc.	165,602
		TOTAL	687,993
		Commodity Chemicals--2.7%
21,147		Celanese Corp.	543,478
		Computer Services--3.7%
2,917	[1]	Affiliated Computer Services, Inc., Class A	138,295
10,913	[1]	Fiserv, Inc.	517,385
1,743	[1]	Salesforce.com, Inc.	75,542
		TOTAL	731,222
		Computer Stores--0.2%
1,401	[1]	GameStop Corp.	30,668
		Cosmetics & Toiletries--0.4%
2,284		International Flavors & Fragrances, Inc.	80,534
Shares			Value
		COMMON STOCKS--continued
		Crude Oil & Gas Production--0.0%
52	[1]	Southwestern Energy Co.	$2,154
		Defense Aerospace--3.7%
9,114	[1]	Alliant Techsystems, Inc.	717,454
640	[1]	TransDigm Group, Inc.	24,506
		TOTAL	741,960
		Defense Electronics--2.6%
6,724		L-3 Communications Holdings, Inc.	507,662
		Department Stores--0.6%
2,369	[1]	Kohl's Corp.	115,015
		Discount Department Stores--0.5%
577	[1]	Dollar Tree, Inc.	26,611
2,160		TJX Cos., Inc.	78,257
		TOTAL	104,868
		Electronic Instruments--0.1%
404	[1]	Dolby Laboratories, Class A	16,819
		Ethical Drugs--2.6%
1,597	[1]	Sepracor, Inc.	27,708
18,862	[1]	Valeant Pharmaceuticals International	486,640
		TOTAL	514,348
		Financial Services--5.5%
4,542		Equifax, Inc.	118,319
4,985	[1]	InterContinentalExchange, Inc.	468,889
17,762		Moody's Corp.	421,670
5,555		Total System Services, Inc.	81,547
		TOTAL	1,090,425
		Generic Drugs--3.2%
48,003	[1]	Mylan Laboratories, Inc.	633,160
		Home Health Care--2.1%
15,814	[1]	Lincare Holdings, Inc.	414,011
		Home Products--0.3%
1,508		Tupperware Brands Corp.	51,378
Shares			Value
		COMMON STOCKS--continued
		Hospitals--0.3%
8,741	[1]	Health Management Association, Class A	$52,708
		Insurance Brokerage--0.6%
5,305		Gallagher (Arthur J.) & Co.	121,484
		Internet Services--0.6%
2,615	[1]	NetFlix, Inc.	114,903
57	[1]	Priceline.com, Inc.	7,388
		TOTAL	122,291
		Magazine Publishing--0.3%
1,735		McGraw-Hill Cos., Inc.	54,392
		Medical Supplies--5.0%
11,078		AmerisourceBergen Corp.	218,458
15,539	[1]	Hologic, Inc.	228,268
17,409	[1]	Kinetic Concepts, Inc.	550,473
		TOTAL	997,199
		Medical Technology--1.3%
1,919	[1]	Mettler-Toledo International, Inc.	161,311
1,266	[1]	Millipore Corp.	88,114
		TOTAL	249,425
		Metal Containers--2.0%
7,195		Ball Corp.	347,950
2,276	[1]	Crown Holdings, Inc.	57,128
		TOTAL	405,078
		Miscellaneous Communications--0.4%
18,699		Qwest Communications International, Inc.	72,178
		Miscellaneous Machinery--0.8%
3,415		Nordson Corp.	153,334
		Multi-Industry Transportation--0.2%
1,355		Brinks Co. (The)	36,788
		Mutual Fund Adviser--3.1%
8,508	[1]	Affiliated Managers Group	561,698
2,056		Waddell & Reed Financial, Inc., Class A	58,329
		TOTAL	620,027
Shares			Value
		COMMON STOCKS--continued
		Outpatient Clinics--0.4%
1,476	[1]	DaVita, Inc.	$73,357
		Packaged Foods--2.9%
4,912		Campbell Soup Co.	152,419
10,590		Hershey Foods Corp.	423,070
		TOTAL	575,489
		Plastic Containers--3.0%
23,203	[1]	Pactiv Corp.	584,252
		Restaurant--1.8%
1,152		Brinker International, Inc.	19,169
3,702		Darden Restaurants, Inc.	119,908
2,993	[1]	Green Mountain Coffee, Inc.	210,827
		TOTAL	349,904
		Securities Brokerage--0.8%
8,905	[1]	TD Ameritrade Holding Corp.	165,099
		Semiconductor Manufacturing--0.3%
3,418		National Semiconductor Corp.	51,475
		Services to Medical Professionals--6.7%
12,869		MEDNAX, Inc.	596,478
13,415		Quest Diagnostics, Inc.	732,727
		TOTAL	1,329,205
		Soft Drinks--4.3%
42,247		Coca-Cola Enterprises, Inc.	793,821
1,820	[1]	Hansen Natural Corp.	56,438
		TOTAL	850,259
		Software Packaged/Custom--8.6%
38,151		CA, Inc.	806,512
1,097	[1]	DST Systems, Inc.	48,630
5,607	[1]	McAfee, Inc.	249,960
2,289	[1]	Red Hat, Inc.	52,258
21,086		Rovi Corp.	551,610
		TOTAL	1,708,970
Shares			Value
		COMMON STOCKS--continued
		Specialty Retailing--0.8%
3,191		Advance Auto Parts, Inc.	$147,520
882	[1]	Big Lots, Inc.	20,321
		TOTAL	167,841
		Toys & Games--0.2%
851	[1]	Marvel Entertainment, Inc.	33,666
		Undesignated Consumer Cyclicals--10.0%
2,838	[1]	Apollo Group, Inc., Class A	195,935
1,005		DeVRY, Inc.	49,989
1,807	[1]	FTI Consulting, Inc.	98,355
9,944		Herbalife Ltd.	342,173
3,709	[1]	ITT Educational Services, Inc.	361,071
26,000	[1]	Iron Mountain, Inc.	759,460
449		Strayer Education, Inc.	95,359
2,442	[1]	Weight Watchers International, Inc.	68,083
		TOTAL	1,970,425
		TOTAL COMMON STOCKS (IDENTIFIED COST $17,612,276)	19,391,781
		MUTUAL FUND--2.8%
559,439	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	559,439
		TOTAL INVESTMENTS -- 100.9% (IDENTIFIED COST $18,171,715) [4]	19,951,220
		OTHER ASSETS AND LIABILITIES - NET--(0.9)% [5]	(186,673)
		TOTAL NET ASSETS--100%	$19,764,547

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $18,223,197.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$19,049,608	$--	$--	$19,049,608
International	342,173	--	--	342,173
Mutual Fund	559,439	--	--	559,439
TOTAL SECURITIES	$19,951,220	$--	$--	$19,951,220

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $559,439 of investments in an affiliated issuer (Note 5) (identified cost $18,171,715)		$19,951,220
Income receivable		4,187
Receivable for investments sold		676,591
Receivable for shares sold		44,263
TOTAL ASSETS		20,676,261
Liabilities:
Payable for investments purchased	$829,665
Payable for shares redeemed	25,113
Payable for auditing fees	22,500
Payable for distribution services fee (Note 5)	346
Payable for shareholder services fee (Note 5)	4,645
Accrued expenses	29,445
TOTAL LIABILITIES		911,714
Net assets for 2,413,437 shares outstanding		$19,764,547
Net Assets Consist of:
Paid-in capital		$23,656,573
Net unrealized appreciation of investments		1,779,505
Accumulated net realized loss on investments		(5,671,531)
TOTAL NET ASSETS		$19,764,547
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($11,191,997 ÷ 1,360,343 shares outstanding), no par value, unlimited shares authorized		$8.23
Offering price per share		$8.23
Redemption proceeds per share		$8.23
Class A Shares:
Net asset value per share ($7,982,412 ÷ 978,600 shares outstanding), no par value, unlimited shares authorized		$8.16
Offering price per share (100/94.50 of $8.16)		$8.63
Redemption proceeds per share		$8.16
Class C Shares:
Net asset value per share ($590,138 ÷ 74,494 shares outstanding), no par value, unlimited shares authorized		$7.92
Offering price per share		$7.92
Redemption proceeds per share (99.00/100 of $7.92)		$7.84

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $4,476 received from an affiliated issuer) (Note 5)			$120,171
Expenses:
Investment adviser fee (Note 5)		$114,306
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		19,801
Transfer and dividend disbursing agent fees and expenses		62,636
Directors'/Trustees' fees		1,329
Auditing fees		22,500
Legal fees		2,212
Portfolio accounting fees		69,566
Distribution services fee--Class C Shares (Note 5)		5,353
Shareholder services fee--Class A Shares (Note 5)		18,584
Shareholder services fee--Class C Shares (Note 5)		1,784
Share registration costs		36,895
Printing and postage		29,735
Insurance premiums		4,369
Miscellaneous		2,877
TOTAL EXPENSES		621,947
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(114,306)
Waiver of administrative personnel and services fee	(44,874)
Waiver of distribution services fee--Class C Shares	(15)
Reimbursement of other operating expenses	(279,313)
TOTAL WAIVERS AND REIMBURSEMENTS		(438,508)
Net expenses			183,439
Net investment income (loss)			(63,268)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(4,848,435)
Net change in unrealized appreciation of investments			1,669,549
Net realized and unrealized loss on investments			(3,178,886)
Change in net assets resulting from operations			$(3,242,154)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(63,268)	$(95,701)
Net realized loss on investments	(4,848,435)	(815,534)
Net change in unrealized appreciation/depreciation of investments	1,669,549	(274,204)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,242,154)	(1,185,439)
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	--	(10,164)
Class A Shares	--	(99,042)
Class C Shares	--	(4,334)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(113,540)
Share Transactions:
Proceeds from sale of shares	12,048,175	9,679,167
Net asset value of shares issued to shareholders in payment of distributions declared	--	104,453
Cost of shares redeemed	(2,927,540)	(1,875,638)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	9,120,635	7,907,982
Change in net assets	5,878,481	6,609,003
Net Assets:
Beginning of period	13,886,066	7,277,063
End of period	$19,764,547	$13,886,066

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Mid Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,227,634	$8,855,455	200,619	$2,563,412
Shares issued to shareholders in payment of distributions declared	--	--	266	3,799
Shares redeemed	(91,906)	(694,574)	(30,323)	(384,900)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,135,728	$8,160,881	170,562	$2,182,311

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	321,930	$2,570,094	447,249	$6,047,252
Shares issued to shareholders in payment of distributions declared	--	--	6,900	98,193
Shares redeemed	(189,980)	(1,614,766)	(101,571)	(1,283,471)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	131,950	$955,328	352,578	$4,861,974

Year Ended July 31	2009		2008
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	79,421	$622,626	83,860	$1,068,503
Shares issued to shareholders in payment of distributions declared	--	--	176	2,461
Shares redeemed	(81,747)	(618,200)	(16,800)	(207,267)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,326)	$4,426	67,236	$863,697
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	1,265,352	$9,120,635	590,376	$7,907,982

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)
$(63,268)	$63,268

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008
Ordinary income [1]	$--	$90,850
Long-term capital gains	$--	$22,690

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$1,728,023
Capital loss carryforwards and deferrals	$(5,620,049)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $18,223,197. The net unrealized appreciation of investments for federal tax purposes was $1,728,023. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,947,833 and net unrealized depreciation from investments for those securities having an excess of cost over value of $219,810.

At July 31, 2009, the Fund had a capital loss carryforward of $3,411,837 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$ 80,433
2017	$3,331,404

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $2,208,212 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $114,006 of its fee and reimbursed $279,313 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $44,874 of its fee. The net fee paid to FAS was 1.458% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FSC voluntarily waived $15 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC did not retain any fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $182 in sales charges from the sale of Class A Shares. FSC also retained $109 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC received $235 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50% and 2.25%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $300. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	909,461	10,777,263	11,127,285	559,439	$559,439	$4,476

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$43,882,168
Sales	$35,093,011

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND
SHAREHOLDERS OF FEDERATED MDT MID CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Mid Cap Growth Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 9 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee and Chairman of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2009

FEDERATED MDT MID CAP GROWTH FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the periods covered by the report, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Mid CapGrowth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R858

37327 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap Core Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.21		$13.22		$11.11		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.04	) [3]	(0.08	) [3]	(0.10	) [3]	(0.13	) [3]
Net realized and unrealized gain (loss) on investments	(3.59)		(2.22)		2.21		1.24
TOTAL FROM INVESTMENT OPERATIONS	(3.63)		(2.30)		2.11		1.11
Less Distributions:
Distributions from net realized gain on investments	--		(0.71)		--		--
Net Asset Value, End of Period	$ 6.58		$10.21		$13.22		$11.11
Total Return [4]	(35.55)%		(18.09)%		18.99%		11.10%

Ratios to Average Net Assets:
Net expenses	1.74%		1.75%		1.75%		2.01	% [5]
Net investment income (loss)	(0.53)%		(0.68)%		(0.77)%		(1.16	)% [5]
Expense waiver/reimbursement [6]	5.73%		3.85%		7.96%		9.41	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,652		$2,623		$2,414		$324
Portfolio turnover	222%		243%		237%		209%

1 The MDT Small Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$9.99		$13.04		$11.05		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.08	) [3]	(0.16	) [3]	(0.19	) [3]	(0.23	) [3]
Net realized and unrealized gain (loss) on investments	(3.52)		(2.18)		2.18		1.28
TOTAL FROM INVESTMENT OPERATIONS	(3.60)		(2.34)		1.99		1.05
Less Distributions:
Distributions from net realized gain on investments	--		(0.71)		--		--
Net Asset Value, End of Period	$6.39		$ 9.99		$13.04		$11.05
Total Return [4]	(36.04)%		(18.66)%		18.01%		10.50%

Ratios to Average Net Assets:
Net expenses	2.49%		2.46%		2.50%		2.76	% [5]
Net investment income (loss)	(1.29)%		(1.40)%		(1.52)%		(1.91	)% [5]
Expense waiver/reimbursement [6]	5.61%		3.90%		8.63%		9.41	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,366		$2,759		$3,299		$1,505
Portfolio turnover	222%		243%		237%		209%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,142.40	$ 9.24
Class C Shares	$1,000	$ 1,137.00	$13.19
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.17	$ 8.70
Class C Shares	$1,000	$1,012.45	$12.42

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.74%
Class C Shares	2.49%

Management's Discussion of Fund Performance (unaudited)

The fund's total return for the fiscal year ended July 31, 2009 was -35.55% for Class A Shares and -36.04% for Class C Shares based on net asset value. The total returns of the Russell 2000 ® Index 1 and the Lipper Small-Cap Core Funds Index 2 were -20.72% and -18.60%, respectively, for the same reporting period. The fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell Index.

The following discussion will focus on the performance of the fund's Class A Shares.

1 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 ® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12- month reporting period ending July 31, 2009 domestic equity markets performed poorly, in response to a material decline in global economic conditions. The Russell 3000 ® Index, 3 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large-cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 4 which exceeded the return of mid- and small-cap stocks 5 as evidenced by the -20.72% and -22.23% results for the Russell 2000 ® and the Russell Midcap ® Indexes, 6 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning -17.81% as compared to -22.74% for the Russell 3000 Value ® Index. 8

The best performing sectors in the Russell 2000 ® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

3 The Russell 3000 ® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

4 The Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 ® Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

5 Small-company stocks may be less liquid and subject to greater price volatility than large-capitalization stocks.

6 The Russell Midcap Index ® measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 ® Index. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000 ® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 ® Growth or the Russell 2000 ® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000 ® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 ® Value or the Russell 2000 ® Value indexes. The index is unmanaged and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 2000 ® Index was stock selection in the Telecomm Services, Utilities and Consumer Staples sectors. Individual stocks contributing to the fund's performance relative to the Russell 2000 ® Index included: Green Mountain Coffee Roasters, Rock-Tenn Company, Jarden Corporation and Cathay Bancorp Incorporated.

The most significant negative factor in the fund's performance relative to the Russell 2000 ® Index was stock selection in the Consumer Discretionary, Health Care and Industrials sectors. Stock selection in the Information Technology and Materials sectors detracted more moderately. Additionally, an underweight in the Information Technology sector detracted from the fund's performance moderately. Individual stocks detracting from the fund's performance relative to the Russell 2000 ® Index included: Schnitzer Steel Industries Incorporated, Complete Production, Robbins & Myers Incorporated and Warnaco Group Incorporated.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Core Fund 2 (Class A Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000 ® Index 3 and the Lipper Small-Cap Core Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-39.07%
Start of Performance (9/15/2005)	-10.18%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 ® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 6, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Core Fund.

3 The Russell 2000 ® Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Core Fund 2 (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000 ® Index 3 and the Lipper Small-Cap Core Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-36.68%
Start of Performance (9/15/2005)	-9.52%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 ® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 6, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Core Fund.

3 The Russell 2000 ® Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Clothing Stores	6.8%
Restaurant	6.8%
Undesignated Consumer Cyclicals	5.0%
Computer Services	4.1%
Financial Services	3.6%
Semiconductor Manufacturing	3.4%
Electric Utility	3.1%
Home Health Care	3.1%
Property Liability Insurance	3.1%
Commodity Chemicals	2.8%
Paper Products	2.8%
Home Products	2.6%
Services to Medical Professionals	2.6%
Ethical Drugs	2.3%
Miscellaneous Components	2.2%
Technology	2.2%
Apparel	2.1%
Packaged Foods	2.1%
Regional Bank	2.1%
Specialty Chemicals	1.8%
Multi-Line Insurance	1.7%
Other Communications Equipment	1.5%
Computer Networking	1.4%
Miscellaneous Machinery	1.4%
Grocery Chain	1.3%
Medical Supplies	1.3%
Electrical Equipment	1.2%
Industry Composition	Percentage of Total Net Assets
Multi-Industry Basic	1.2%
Telecommunication Equipment & Services	1.2%
Hotels and Motels	1.1%
Furniture	1.0%
Toys & Games	1.0%
Other [2]	19.8%
Cash Equivalents [3,4]	0.0%
Other Assets and Liabilities - Net [5]	0.3%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Represents less than 0.1%.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--99.7%
		Airline - National--0.4%
1,428		Aircastle Ltd.	$10,367
614	[1]	Atlas Air Worldwide Holdings, Inc.	15,325
		TOTAL	25,692
		Apparel--2.1%
2,713	[1]	Carter's, Inc.	76,886
1,792		Jones Apparel Group, Inc.	24,658
927	[1]	Warnaco Group, Inc.	33,678
		TOTAL	135,222
		Auto Rentals--0.1%
223	[1]	Dollar Thrifty Automotive Group	3,691
		Biotechnology--0.5%
267	[1]	Air Methods Corp.	7,852
1,086	[1]	BioCryst Pharmaceuticals, Inc.	9,991
483	[1]	Martek Biosciences Corp.	11,235
		TOTAL	29,078
		Building Materials--0.5%
644		Universal Forest Products, Inc.	28,748
		Clothing Stores--6.8%
3,159		Buckle, Inc.	97,739
1,287		Cato Corp., Class A	25,586
1,520	[1]	Children's Place Retail Stores, Inc.	49,810
1,268	[1]	Citi Trends, Inc.	37,026
1,082	[1]	Fossil, Inc.	28,500
1,377	[1]	Gymboree Corp.	54,777
1,979	[1]	J. Crew Group, Inc.	55,729
1,119	[1]	Jos A. Bank Clothiers, Inc.	40,944
1,972		Mens Wearhouse, Inc.	42,615
		TOTAL	432,726
		Commercial Services--0.7%
1,105	[1]	VistaPrint Ltd.	45,581
Shares			Value
		COMMON STOCKS--continued
		Commodity Chemicals--2.8%
1,499		Compass Minerals International, Inc.	$79,732
579		Innophos Holdings, Inc.	10,874
1,136		Newmarket Corp.	85,938
45		Stepan Co.	2,015
		TOTAL	178,559
		Computer Networking--1.4%
696		Black Box Corp.	19,119
2,882	[1]	Starent Networks Corp.	69,110
		TOTAL	88,229
		Computer Peripherals--0.7%
1,809	[1]	Synaptics, Inc.	43,362
		Computer Services--4.1%
6,308		Fair Isaac & Co., Inc.	121,051
1,606	[1]	Riverbed Technology, Inc.	32,136
1,222	[1]	Synnex Corp.	34,729
1,833		Syntel, Inc.	72,550
		TOTAL	260,466
		Construction Machinery--0.3%
891	[1]	Orion Marine Group, Inc.	19,923
		Contracting--0.1%
153	[1]	Baker Michael Corp.	6,525
		Cosmetics & Toiletries--0.7%
1,724	[1]	Bare Escentuals, Inc.	15,275
1,198	[1]	Helen of Troy Ltd.	26,057
		TOTAL	41,332
		Crude Oil & Gas Production--0.4%
516	[1]	Arena Resources, Inc.	16,837
8	[1]	Tetra Technologies, Inc.	62
841		W&T Offshore, Inc.	8,990
		TOTAL	25,889
		Defense Aerospace--0.8%
1,195	[1]	AAR Corp.	22,860
71	[1]	MOOG, Inc., Class A	1,914
569		Triumph Group, Inc.	22,726
		TOTAL	47,500
Shares			Value
		COMMON STOCKS--continued
		Discount Department Stores--0.2%
730	[1]	99 Cents Only Stores	$10,695
		Diversified Leisure--0.5%
552	[1]	Life Time Fitness, Inc.	14,048
1,714	[1]	Pinnacle Entertainment, Inc.	17,191
		TOTAL	31,239
		Electric Utility--3.1%
1,539		Avista Corp.	28,502
1,734	[1]	El Paso Electric Co.	26,201
700		Idacorp, Inc.	19,404
1,034		PNM Resources, Inc.	12,615
4,033		UniSource Energy Corp.	111,311
		TOTAL	198,033
		Electrical Equipment--1.2%
2,447		Brady (W.H.) Co.	71,966
82	[1]	Littelfuse, Inc.	1,919
		TOTAL	73,885
		Electrical Test/Measuring Equipment--0.3%
562		Badger Meter, Inc.	20,710
		Electronic & Electrical Original Equipment Manufacturers--0.7%
1,153		Cubic Corp.	45,151
		Electronic Components--0.2%
575	[1]	Volterra Semiconductor Corp.	9,539
		Electronic Instruments--0.9%
1,729	[1]	Cymer, Inc.	59,149
		Ethical Drugs--2.3%
524	[1]	Matrixx Initiatives, Inc.	2,955
5,526	[1]	Valeant Pharmaceuticals International	142,571
		TOTAL	145,526
		Financial Services--3.6%
1,402	[1]	America's Car-Mart, Inc.	30,662
8,073		Deluxe Corp.	126,342
2,772	[1]	Global Cash Access LLC	24,948
864	[1]	Nelnet, Inc., Class A	12,347
2,007	[1]	PHH Corp.	36,788
		TOTAL	231,087
Shares			Value
		COMMON STOCKS--continued
		Food Wholesaling--0.3%
1,298	[1]	Winn-Dixie Stores, Inc.	$18,393
		Furniture--1.0%
364		Aaron's, Inc.	9,999
1,298		La-Z Boy Chair Co.	8,787
2,893		Tempur-Pedic International, Inc.	42,903
		TOTAL	61,689
		Gas Distributor--0.3%
483		WGL Holdings, Inc.	15,997
		Generic Drugs--0.3%
366	[1]	Hi-Tech Pharmacal Co., Inc.	5,728
986	[1]	Par Pharmaceutical Cos., Inc.	15,983
		TOTAL	21,711
		Grocery Chain--1.3%
1,204		Casey's General Stores, Inc.	33,026
1,126		Ruddick Corp.	26,461
760		Weis Markets, Inc.	25,133
		TOTAL	84,620
		Home Health Care--3.1%
202	[1]	Amedisys, Inc.	9,031
1,744	[1]	Amerigroup Corp.	43,042
1,052	[1]	Gentiva Health Services, Inc.	22,387
3,130	[1]	LHC Group, Inc.	91,866
2,034	[1]	Odyssey Healthcare, Inc.	23,696
419	[1]	Wellcare Health Plans, Inc.	9,327
		TOTAL	199,349
		Home Products--2.6%
1,030	[1]	Central Garden & Pet Co., Class A	11,629
4,580		Tupperware Brands Corp.	156,041
		TOTAL	167,670
		Hotels and Motels--1.1%
3,805		Ameristar Casinos, Inc.	71,115
		Industrial Machinery--0.3%
1,357	[1]	Columbus McKinnon Corp.	19,636
Shares			Value
		COMMON STOCKS--continued
		Industrial Services--0.2%
312	[1]	ATC Technology Corp.	$6,527
189	[1]	EnerNOC, Inc.	5,799
		TOTAL	12,326
		Insurance Brokerage--0.5%
1,077		AmTrust Financial Services, Inc.	13,161
790		Life Partners Holdings, Inc.	17,048
		TOTAL	30,209
		Internet Services--0.5%
284	[1]	Blue Nile, Inc.	13,129
2,191	[1]	EarthLink Network, Inc.	18,514
		TOTAL	31,643
		Leasing--0.1%
356		Financial Federal Corp.	7,220
		Life Insurance--0.2%
712		American Equity Investment Life Holding Co.	5,155
914	[1]	Universal American Financial Corp.	8,317
		TOTAL	13,472
		Long-Term Care Centers--0.1%
342		Assisted Living Concepts, Inc.	4,925
		Machined Parts Original Equipment Manufacturers--0.0%
366		Titan International, Inc.	2,723
		Maritime--0.1%
467		Ship Finance International Ltd.	5,758
		Medical Supplies--1.3%
581	[1]	Align Technology, Inc.	6,339
4,293	[1]	American Medical Systems Holdings, Inc.	65,640
236	[1]	NuVasive, Inc.	9,768
		TOTAL	81,747
		Medical Technology--0.1%
401	[1]	Ev3, Inc.	4,920
150	[1]	Thoratec Laboratories Corp.	3,771
		TOTAL	8,691
		Metal Distribution--0.2%
1,011		Castle (A.M.) & Co.	10,666
Shares			Value
		COMMON STOCKS--continued
		Metal Fabrication--0.3%
920		CIRCOR International, Inc.	$21,215
		Miscellaneous Communications--0.2%
1,211		Harte-Hanks	13,103
		Miscellaneous Components--2.2%
1,498	[1]	Amkor Technology, Inc.	9,377
1,757	[1]	Applied Micro Circuits Corp.	15,198
4,037	[1]	Atheros Communications	100,925
334	[1]	MKS Instruments, Inc.	6,470
539	[1]	Zoran Corp.	6,209
		TOTAL	138,179
		Miscellaneous Food Products--0.6%
534	[1]	Fresh Del Monte Produce, Inc.	11,433
753		The Anderson's, Inc.	24,262
		TOTAL	35,695
		Miscellaneous Machinery--1.4%
1,939		Nordson Corp.	87,061
		Miscellaneous Metals--0.1%
622	[1]	Stillwater Mining Co.	4,161
		Multi-Industry Basic--1.2%
5,574		Olin Corp.	76,865
		Multi-Line Insurance--1.7%
486	[1]	Amerisafe, Inc.	8,082
142	[1]	FPIC Insurance Group, Inc.	4,878
235		Harleysville Group, Inc.	7,290
1,450		Infinity Property & Casualty	60,233
298	[1]	Navigators Group, Inc.	14,694
323		Safety Insurance Group, Inc.	10,420
		TOTAL	105,597
		Mutual Fund Adviser--0.2%
797		Calamos Asset Management, Inc.	10,967
		Newspaper Publishing--0.0%
75		Belo (A.H.) Corp., Series A	215
		Offshore Driller--0.0%
7	[1]	Hornbeck Offshore Services, Inc.	152
Shares			Value
		COMMON STOCKS--continued
		Oil Service, Explore & Drill--0.4%
264	[1]	Dawson Geophysical Co.	$8,028
1,635	[1]	Venoco, Inc.	14,453
		TOTAL	22,481
		Oil Well Supply--0.3%
736	[1]	Oil States International, Inc.	19,960
		Other Communications Equipment--1.5%
7,964	[1]	Skyworks Solutions, Inc.	96,205
		Other Tobacco Products--0.5%
964		Schweitzer-Mauduit International, Inc.	31,523
		Packaged Foods--2.1%
2,292	[1]	Chiquita Brands International	28,077
2,341		Lancaster Colony Corp.	106,609
		TOTAL	134,686
		Paper Products--2.8%
89	[1]	Buckeye Technologies, Inc.	565
1,295		Glatfelter (P.H.) Co.	13,403
3,678		Rock-Tenn Co.	165,363
		TOTAL	179,331
		Personal Loans--0.2%
598	[1]	World Acceptance Corp.	14,185
		Plastic--0.1%
648		Spartech Corp.	8,100
		Plastic Containers--0.4%
1,500	[1]	Bway Holding Co.	23,925
		Pollution Control--0.1%
209	[1]	Tetra Tech, Inc.	6,295
		Printed Circuit Boards--0.7%
3,929	[1]	PMC-Sierra, Inc.	35,950
390	[1]	Sigma Designs, Inc.	6,306
		TOTAL	42,256
		Printing--0.2%
916	[1]	Valassis Communications, Inc.	10,433
Shares			Value
		COMMON STOCKS--continued
		Property Liability Insurance--3.1%
576	[1]	Argo Group International Holdings Ltd.	$19,354
1,311	[1]	CNA Surety Corp.	20,609
453	[1]	First Mercury Financial Corp.	6,546
4,456		Horace Mann Educators Corp.	50,576
1,627		OneBeacon Insurance Group Ltd.	18,385
436		Platinum Underwriters Holdings Ltd.	14,715
742	[1]	ProAssurance Corp.	37,679
1,723		Selective Insurance Group, Inc.	25,742
		TOTAL	193,606
		Regional Bank--2.1%
773		Bank of the Ozarks, Inc.	19,541
1,707		CVB Financial Corp.	12,871
1,068		City Holding Co.	34,411
4,730		First Midwest Bancorp, Inc.	39,543
1,036		Oriental Financial Group	14,618
692		United Bankshares, Inc.	14,020
		TOTAL	135,004
		Restaurant--6.8%
1,282		Bob Evans Farms, Inc.	37,204
382	[1]	California Pizza Kitchen, Inc.	6,303
2,829	[1]	Cheesecake Factory, Inc.	54,798
518	[1]	Chipotle Mexican Grill, Inc., Class B	42,347
1,335		Cracker Barrel Old Country Store, Inc.	38,528
93		DineEquity, Inc.	2,298
1,812	[1]	Domino's Pizza, Inc.	14,895
1,700	[1]	Green Mountain Coffee, Inc.	119,748
2,691	[1]	P.F. Chang's China Bistro, Inc.	91,252
2,262	[1]	Texas Roadhouse, Inc.	25,176
		TOTAL	432,549
		Rubber--0.2%
966		Cooper Tire & Rubber Co.	14,258
Shares			Value
		COMMON STOCKS--continued
		Savings & Loan--0.1%
807		Astoria Financial Corp.	$7,836
19	[1]	Ocwen Financial Corp.	271
		TOTAL	8,107
		Securities Brokerage--0.5%
859	[1]	Interactive Brokers Group, Inc., Class A	16,141
360	[1]	Piper Jaffray Cos., Inc.	16,510
		TOTAL	32,651
		Semiconductor Distribution--0.1%
511	[1]	Tyler Technologies, Inc.	7,869
		Semiconductor Manufacturing--3.4%
399	[1]	Cabot Microelectronics Corp.	13,534
806		Micrel, Inc.	6,303
1,887	[1]	Monolithic Power Systems	41,873
613	[1]	NetLogic Microsystems, Inc.	24,361
881	[1]	Omnivision Technologies, Inc.	11,656
4,517	[1]	RF Micro Devices, Inc.	23,488
2,827	[1]	Semtech Corp.	52,017
839	[1]	Standard Microsystems Corp.	19,465
3,482	[1]	Triquint Semiconductor, Inc.	25,001
		TOTAL	217,698
		Semiconductor Manufacturing Equipment--0.8%
1,752	[1]	Tessera Technologies, Inc.	49,214
196	[1]	Veeco Instruments, Inc.	3,693
		TOTAL	52,907
		Services To Medical Professionals--2.6%
268	[1]	Genoptix, Inc.	8,391
1,466	[1]	HMS Holdings Corp.	56,294
3,463	[1]	PharMerica Corp.	72,584
1,082	[1]	RehabCare Group, Inc.	26,033
		TOTAL	163,302
Shares			Value
		COMMON STOCKS--continued
		Shoes--0.6%
790	[1]	Steven Madden Ltd.	$25,327
814	[1]	Timberland Co., Class A	11,103
		TOTAL	36,430
		Software Packaged/Custom--0.8%
281	[1]	ArcSight, Inc.	5,331
343	[1]	Interactive Intelligence, Inc.	5,543
1,098		Pegasystems, Inc.	31,073
659	[1]	Rackspace Hosting, Inc.	9,252
		TOTAL	51,199
		Specialty Chemicals--1.8%
120		Arch Chemicals, Inc.	3,186
3,562		Koppers Holdings, Inc.	99,415
769	[1]	Targacept, Inc.	8,251
		TOTAL	110,852
		Specialty Retailing--0.5%
632	[1]	Tractor Supply Co.	30,317
		Surveillance-Detection--0.0%
14	[1]	Checkpoint Systems, Inc.	243
		Technology--2.2%
4,011	[1]	STEC, Inc.	136,735
		Telecommunication Equipment & Services--1.2%
610	[1]	Anaren, Inc.	10,968
395		Applied Signal Technology, Inc.	9,875
829	[1]	Global Crossing Ltd.	9,011
212	[1]	Neutral Tandem, Inc.	6,572
290	[1]	Novatel Wireless, Inc.	2,749
1,466		Plantronics, Inc.	34,700
		TOTAL	73,875
		Toys & Games--1.0%
4,129	[1]	JAKKS Pacific, Inc.	47,607
1,183	[1]	RC2 Corp.	18,064
		TOTAL	65,671
Shares			Value
		COMMON STOCKS--continued
		Truck Manufacturing--0.1%
1,080	[1]	Force Protection, Inc.	$5,584
328		Spartan Motors, Inc.	2,296
		TOTAL	7,880
		Undesignated Consumer Cyclicals--5.0%
87	[1]	Capella Education Co.	5,599
1,526	[1]	Corinthian Colleges, Inc.	23,561
1,068	[1]	Geo Group, Inc.	19,203
144	[1]	Hillenbrand, Inc.	2,609
627	[1]	Lincoln Educational Services	12,766
7,388	[1]	Rent-A-Center, Inc.	153,375
1,458		Speedway Motorsports, Inc.	23,270
2,628	[1]	Wright Express Corp.	74,320
		TOTAL	314,703
		Undesignated Consumer Staples--0.2%
2,293		Jackson Hewitt Tax Service, Inc.	13,873
		Undesignated Health--0.3%
639	[1]	Eclipsys Corp.	11,630
504	[1]	HealthSouth Corp.	7,258
		TOTAL	18,888
		Undesignated Technology--0.1%
1,002	[1]	American Reprographics Co.	8,667
		TOTAL COMMON STOCKS (IDENTIFIED COST $5,831,166)	6,316,971
		MUTUAL FUND--0.0%
536	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	536
		TOTAL INVESTMENTS--99.7% (IDENTIFIED COST $5,831,702) [4]	6,317,507
		OTHER ASSETS AND LIABILITIES - NET--0.3% [5]	19,343
		TOTAL NET ASSETS--100%	$6,336,850
1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $6,011,462.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$6,186,134	$--	$--	$6,186,134
International	130,837	--	--	130,837
Mutual Fund	536	--	--	536
TOTAL SECURITIES	$6,317,507	$--	$--	$ 6,317,507

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $536 of investments in an affiliated issuer (Note 5) (identified cost $5,831,702)		$6,317,507
Income receivable		983
Receivable for investments sold		1,023,822
Receivable for shares sold		18,404
TOTAL ASSETS		7,360,716
Liabilities:
Payable for investments purchased	$917,675
Payable for shares redeemed	48,390
Payable for auditing fees	22,500
Payable for distribution services fee (Note 5)	823
Payable for shareholder services fee (Note 5)	1,192
Accrued expenses	33,286
TOTAL LIABILITIES		1,023,866
Net assets for 965,091 shares outstanding		$6,336,850
Net Assets Consist of:
Paid-in capital		$14,154,872
Net unrealized appreciation of investments		485,805
Accumulated net realized loss on investments		(8,303,011)
Accumulated net investment income (loss)		(816)
TOTAL NET ASSETS		$6,336,850
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($3,319,226 ÷ 500,275 shares outstanding), no par value, unlimited shares authorized		$6.63
Offering price per share		$6.63
Redemption proceeds per share		$6.63
Class A Shares:
Net asset value per share ($1,651,634 ÷ 251,106 shares outstanding), no par value, unlimited shares authorized		$6.58
Offering price per share (100/94.50 of $6.58)		$6.96
Redemption proceeds per share		$6.58
Class C Shares:
Net asset value per share ($1,365,990 ÷ 213,710 shares outstanding), no par value, unlimited shares authorized		$6.39
Offering price per share		$6.39
Redemption proceeds per share (99.00/100 of $6.39)		$6.33

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $2,746 received from an affiliated issuer and net of foreign taxes withheld of $87)			$105,354
Expenses:
Investment adviser fee (Note 5)		$100,906
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		27,780
Transfer and dividend disbursing agent fees and expenses		65,145
Directors'/Trustees' fees		1,322
Auditing fees		22,500
Legal fees		1,881
Portfolio accounting fees		73,466
Distribution services fee--Class C Shares (Note 5)		13,193
Shareholder services fee--Class A Shares (Note 5)		4,528
Shareholder services fee--Class C Shares (Note 5)		4,397
Share registration costs		39,803
Printing and postage		34,847
Insurance premiums		4,375
Miscellaneous		2,860
TOTAL EXPENSES		627,003
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(100,906)
Waiver of administrative personnel and services fee	(44,913)
Reimbursement of other operating expenses	(328,188)
TOTAL WAIVERS AND REIMBURSEMENTS		(474,007)
Net expenses			152,996
Net investment income (loss)			(47,642)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(7,274,016)
Net change in unrealized depreciation of investments			1,589,177
Net realized and unrealized loss on investments			(5,684,839)
Change in net assets resulting from operations			$(5,732,481)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(47,642)	$(92,417)
Net realized loss on investments	(7,274,016)	(968,490)
Net change in unrealized appreciation/depreciation of investments	1,589,177	(1,160,449)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(5,732,481)	(2,221,356)
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	--	(217,102)
Class A Shares	--	(164,846)
Class C Shares	--	(186,389)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(568,337)
Share Transactions:
Proceeds from sale of shares	4,037,000	11,231,271
Net asset value of shares issued to shareholders in payment of distributions declared	--	289,237
Cost of shares redeemed	(7,413,895)	(2,591,978)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,376,895)	8,928,530
Change in net assets	(9,109,376)	6,138,837
Net Assets:
Beginning of period	15,446,226	9,307,389
End of period (including accumulated net investment income (loss) of $(816) and $0, respectively)	$6,336,850	$15,446,226

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Core Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	396,523	$2,399,606	775,627	$8,473,003
Shares issued to shareholders in payment of distributions declared	--	--	5,282	62,326
Shares redeemed	(875,070)	(5,394,526)	(72,893)	(839,798)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(478,547)	$(2,994,920)	708,016	$7,695,531

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	159,748	$971,747	127,938	$1,534,598
Shares issued to shareholders in payment of distributions declared	--	--	12,340	144,868
Shares redeemed	(165,560)	(1,017,358)	(65,972)	(737,190)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,812)	$(45,611)	74,306	$942,276

Year Ended July 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	104,084	$665,647	103,368	$1,223,670
Shares issued to shareholders in payment of distributions declared	--	--	7,110	82,043
Shares redeemed	(166,401)	(1,002,011)	(87,328)	(1,014,990)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(62,317)	$(336,364)	23,150	$290,723
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(546,676)	$(3,376,895)	805,472	$8,928,530

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for net operating loss and passive foreign investment company adjustments.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(45,832)	$46,826	$(994)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008
Ordinary income [1]	$--	$508,584
Long-term capital gains	$--	$ 59,753

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$306,045
Capital loss carryforwards and deferrals	$(8,124,067)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At July 31, 2009, the cost of investments for federal tax purposes was $6,011,462. The net unrealized appreciation of investments for federal tax purposes was $306,045. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $597,384 and net unrealized depreciation from investments for those securities having an excess of cost over value of $291,339.

At July 31, 2009, the Fund had a capital loss carryforward of $2,191,573 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2017.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $5,932,494 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any additional portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $100,782 of its fee and reimbursed $328,188 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $44,913 of its fee. The net fee paid to FAS was 2.109% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore, the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $4,177 of fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $598 in sales charges from the sale of Class A Shares. FSC also retained $494 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $124. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	180,688	3,712,047	3,892,199	536	$536	$2,746

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$20,150,803
Sales	$23,477,159

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Core Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastora Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED MDT SMALL CAP CORE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Small Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R817
Cusip 31421R791

37328 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap Core Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.28		$13.28		$11.14		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.02	) [3]	(0.05	) [3]	(0.07	) [3]	(0.10	) [3]
Net realized and unrealized gain (loss) on investments	(3.63)		(2.24)		2.21		1.24
TOTAL FROM INVESTMENT OPERATIONS	(3.65)		(2.29)		2.14		1.14
Less Distributions:
Distributions from net realized gain on investments	--		(0.71)		--		--
Net Asset Value, End of Period	$6.63		$10.28		$13.28		$11.14
Total Return [4]	(35.51)%		(17.92)%		19.21%		11.40%

Ratios to Average Net Assets:
Net expenses	1.49%		1.50%		1.50%		1.76	% [5]
Net investment income (loss)	(0.30)%		(0.43)%		(0.51)%		(0.91	)% [5]
Expense waiver/reimbursement [6]	5.22%		3.55%		8.14%		9.41	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,319		$10,064		$3,595		$784
Portfolio turnover	222%		243%		237%		209%

1 MDT Small Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual	$1,000	$1,143.10	$7.92
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.41	$7.45

1 Expenses are equal to the Fund's annualized net expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

Management's Discussion of Fund Performance (unaudited)

The fund's total return for the fiscal year ended July 31, 2009 was -35.51% based on net asset value. The total returns of the Russell 2000 ® Index 1 and the Lipper Small-Cap Core Funds Index 2 were -20.72% and -18.60%, respectively, for the same reporting period. The fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell Index.

1 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 ® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 ® Index. The index is unmanaged and investments cannot be made directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2009, domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000 ® Index, 3 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large-cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 4 which exceeded the return of mid- and small-cap stocks 5 as evidenced by the -20.72% and -22.23% results for the Russell 2000 ® and the Russell Midcap ® Indexes, 6 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 7 returning -17.81% as compared to -22.74% for the Russell 3000 Value ® Index. 8

The best performing sectors in the Russell 2000 ® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

3 The Russell 3000 ® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 ® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.

4 The Russell Top 200 ® Index measures the performance of the 200 largest companies in the Russell 1000 ® Index, which represents approximately 69% of the total market capitalization of the Russell 1000 ® Index. The index is unmanaged and investments cannot be made directly in an index.

5 Small-company stocks may be less liquid and subject to greater price volatility than large-capitalization stocks.

6 The Russell Midcap ® Index measures the performance of the 800 smallest companies in the Russell 1000 ® Index, which represent approximately 31% of the total market capitalization of the Russell 1000 ® Index. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000 ® Growth Index measures the performance of those Russell 3000 ® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 ® Growth or the Russell 2000 ® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

8 The Russell 3000 ® Value Index measures the performance of those Russell 3000 ® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 ® Value or the Russell 2000 ® Value indexes. The index is unmanaged and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 2000 ® Index was stock selection in the Telecomm Services, Utilities and Consumer Staples sectors. Individual stocks contributing to the fund's performance relative to the Russell 2000 ® Index included: Green Mountain Coffee Roasters, Rock-Tenn Company, Jarden Corporation and Cathay Bancorp Incorporated.

The most significant negative factor in the fund's performance relative to the Russell 2000 ® Index was stock selection in the Consumer Discretionary, Health Care and Industrials sectors. Stock selection in the Information Technology and Materials sectors detracted more moderately. Additionally, an underweight in the Information Technology sector detracted moderately. Individual stocks detracting from the fund's performance relative to the Russell 2000 ® Index included: Schnitzer Steel Industries Incorporated, Complete Production, Robbins & Myers Incorporated and Warnaco Group Incorporated.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Core Fund 2 (Institutional Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000 ® Index 3 and the Lipper Small-Cap Core Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-35.51%
Start of Performance (9/15/2005)	-8.69%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 ® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 6, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Core Fund.

3 The Russell 2000® Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Clothing Stores	6.8%
Restaurant	6.8%
Undesignated Consumer Cyclicals	5.0%
Computer Services	4.1%
Financial Services	3.6%
Semiconductor Manufacturing	3.4%
Electric Utility	3.1%
Home Health Care	3.1%
Property Liability Insurance	3.1%
Commodity Chemicals	2.8%
Paper Products	2.8%
Home Products	2.6%
Services to Medical Professionals	2.6%
Ethical Drugs	2.3%
Miscellaneous Components	2.2%
Technology	2.2%
Apparel	2.1%
Packaged Foods	2.1%
Regional Bank	2.1%
Specialty Chemicals	1.8%
Multi-Line Insurance	1.7%
Other Communications Equipment	1.5%
Computer Networking	1.4%
Miscellaneous Machinery	1.4%
Grocery Chain	1.3%
Medical Supplies	1.3%
Electrical Equipment	1.2%
Industry Composition	Percentage of Total Net Assets
Multi-Industry Basic	1.2%
Telecommunication Equipment & Services	1.2%
Hotels and Motels	1.1%
Furniture	1.0%
Toys & Games	1.0%
Other [2]	19.8%
Cash Equivalents [3,4]	0.0%
Other Assets and Liabilities - Net [5]	0.3%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Represents less than 0.1%.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--99.7%
		Airline - National--0.4%
1,428		Aircastle Ltd.	$10,367
614	[1]	Atlas Air Worldwide Holdings, Inc.	15,325
		TOTAL	25,692
		Apparel--2.1%
2,713	[1]	Carter's, Inc.	76,886
1,792		Jones Apparel Group, Inc.	24,658
927	[1]	Warnaco Group, Inc.	33,678
		TOTAL	135,222
		Auto Rentals--0.1%
223	[1]	Dollar Thrifty Automotive Group	3,691
		Biotechnology--0.5%
267	[1]	Air Methods Corp.	7,852
1,086	[1]	BioCryst Pharmaceuticals, Inc.	9,991
483	[1]	Martek Biosciences Corp.	11,235
		TOTAL	29,078
		Building Materials--0.5%
644		Universal Forest Products, Inc.	28,748
		Clothing Stores--6.8%
3,159		Buckle, Inc.	97,739
1,287		Cato Corp., Class A	25,586
1,520	[1]	Children's Place Retail Stores, Inc.	49,810
1,268	[1]	Citi Trends, Inc.	37,026
1,082	[1]	Fossil, Inc.	28,500
1,377	[1]	Gymboree Corp.	54,777
1,979	[1]	J. Crew Group, Inc.	55,729
1,119	[1]	Jos A. Bank Clothiers, Inc.	40,944
1,972		Mens Wearhouse, Inc.	42,615
		TOTAL	432,726
		Commercial Services--0.7%
1,105	[1]	VistaPrint Ltd.	45,581
		Commodity Chemicals--2.8%
1,499		Compass Minerals International, Inc.	79,732
579		Innophos Holdings, Inc.	10,874
Shares			Value
		COMMON STOCKS--continued
		Commodity Chemicals--continued
1,136		Newmarket Corp.	$85,938
45		Stepan Co.	2,015
		TOTAL	178,559
		Computer Networking--1.4%
696		Black Box Corp.	19,119
2,882	[1]	Starent Networks Corp.	69,110
		TOTAL	88,229
		Computer Peripherals--0.7%
1,809	[1]	Synaptics, Inc.	43,362
		Computer Services--4.1%
6,308		Fair Isaac & Co., Inc.	121,051
1,606	[1]	Riverbed Technology, Inc.	32,136
1,222	[1]	Synnex Corp.	34,729
1,833		Syntel, Inc.	72,550
		TOTAL	260,466
		Construction Machinery--0.3%
891	[1]	Orion Marine Group, Inc.	19,923
		Contracting--0.1%
153	[1]	Baker Michael Corp.	6,525
		Cosmetics & Toiletries--0.7%
1,724	[1]	Bare Escentuals, Inc.	15,275
1,198	[1]	Helen of Troy Ltd.	26,057
		TOTAL	41,332
		Crude Oil & Gas Production--0.4%
516	[1]	Arena Resources, Inc.	16,837
8	[1]	Tetra Technologies, Inc.	62
841		W&T Offshore, Inc.	8,990
		TOTAL	25,889
		Defense Aerospace--0.8%
1,195	[1]	AAR Corp.	22,860
71	[1]	MOOG, Inc., Class A	1,914
569		Triumph Group, Inc.	22,726
		TOTAL	47,500
		Discount Department Stores--0.2%
730	[1]	99 Cents Only Stores	10,695
Shares			Value
		COMMON STOCKS--continued
		Diversified Leisure--0.5%
552	[1]	Life Time Fitness, Inc.	$14,048
1,714	[1]	Pinnacle Entertainment, Inc.	17,191
		TOTAL	31,239
		Electric Utility--3.1%
1,539		Avista Corp.	28,502
1,734	[1]	El Paso Electric Co.	26,201
700		Idacorp, Inc.	19,404
1,034		PNM Resources, Inc.	12,615
4,033		UniSource Energy Corp.	111,311
		TOTAL	198,033
		Electrical Equipment--1.2%
2,447		Brady (W.H.) Co.	71,966
82	[1]	Littelfuse, Inc.	1,919
		TOTAL	73,885
		Electrical Test/Measuring Equipment--0.3%
562		Badger Meter, Inc.	20,710
		Electronic & Electrical Original Equipment Manufacturers--0.7%
1,153		Cubic Corp.	45,151
		Electronic Components--0.2%
575	[1]	Volterra Semiconductor Corp.	9,539
		Electronic Instruments--0.9%
1,729	[1]	Cymer, Inc.	59,149
		Ethical Drugs--2.3%
524	[1]	Matrixx Initiatives, Inc.	2,955
5,526	[1]	Valeant Pharmaceuticals International	142,571
		TOTAL	145,526
		Financial Services--3.6%
1,402	[1]	America's Car-Mart, Inc.	30,662
8,073		Deluxe Corp.	126,342
2,772	[1]	Global Cash Access LLC	24,948
864	[1]	Nelnet, Inc., Class A	12,347
2,007	[1]	PHH Corp.	36,788
		TOTAL	231,087
		Food Wholesaling--0.3%
1,298	[1]	Winn-Dixie Stores, Inc.	18,393
Shares			Value
		COMMON STOCKS--continued
		Furniture--1.0%
364		Aaron's, Inc.	$9,999
1,298		La-Z Boy Chair Co.	8,787
2,893		Tempur-Pedic International, Inc.	42,903
		TOTAL	61,689
		Gas Distributor--0.3%
483		WGL Holdings, Inc.	15,997
		Generic Drugs--0.3%
366	[1]	Hi-Tech Pharmacal Co., Inc.	5,728
986	[1]	Par Pharmaceutical Cos., Inc.	15,983
		TOTAL	21,711
		Grocery Chain--1.3%
1,204		Casey's General Stores, Inc.	33,026
1,126		Ruddick Corp.	26,461
760		Weis Markets, Inc.	25,133
		TOTAL	84,620
		Home Health Care--3.1%
202	[1]	Amedisys, Inc.	9,031
1,744	[1]	Amerigroup Corp.	43,042
1,052	[1]	Gentiva Health Services, Inc.	22,387
3,130	[1]	LHC Group, Inc.	91,866
2,034	[1]	Odyssey Healthcare, Inc.	23,696
419	[1]	Wellcare Health Plans, Inc.	9,327
		TOTAL	199,349
		Home Products--2.6%
1,030	[1]	Central Garden & Pet Co., Class A	11,629
4,580		Tupperware Brands Corp.	156,041
		TOTAL	167,670
		Hotels and Motels--1.1%
3,805		Ameristar Casinos, Inc.	71,115
		Industrial Machinery--0.3%
1,357	[1]	Columbus McKinnon Corp.	19,636
		Industrial Services--0.2%
312	[1]	ATC Technology Corp.	6,527
189	[1]	EnerNOC, Inc.	5,799
		TOTAL	12,326
Shares			Value
		COMMON STOCKS--continued
		Insurance Brokerage--0.5%
1,077		AmTrust Financial Services, Inc.	$13,161
790		Life Partners Holdings, Inc.	17,048
		TOTAL	30,209
		Internet Services--0.5%
284	[1]	Blue Nile, Inc.	13,129
2,191	[1]	EarthLink Network, Inc.	18,514
		TOTAL	31,643
		Leasing--0.1%
356		Financial Federal Corp.	7,220
		Life Insurance--0.2%
712		American Equity Investment Life Holding Co.	5,155
914	[1]	Universal American Financial Corp.	8,317
		TOTAL	13,472
		Long-Term Care Centers--0.1%
342		Assisted Living Concepts, Inc.	4,925
		Machined Parts Original Equipment Manufacturers--0.0%
366		Titan International, Inc.	2,723
		Maritime--0.1%
467		Ship Finance International Ltd.	5,758
		Medical Supplies--1.3%
581	[1]	Align Technology, Inc.	6,339
4,293	[1]	American Medical Systems Holdings, Inc.	65,640
236	[1]	NuVasive, Inc.	9,768
		TOTAL	81,747
		Medical Technology--0.1%
401	[1]	Ev3, Inc.	4,920
150	[1]	Thoratec Laboratories Corp.	3,771
		TOTAL	8,691
		Metal Distribution--0.2%
1,011		Castle (A.M.) & Co.	10,666
		Metal Fabrication--0.3%
920		CIRCOR International, Inc.	21,215
		Miscellaneous Communications--0.2%
1,211		Harte-Hanks	13,103
Shares			Value
		COMMON STOCKS--continued
		Miscellaneous Components--2.2%
1,498	[1]	Amkor Technology, Inc.	$9,377
1,757	[1]	Applied Micro Circuits Corp.	15,198
4,037	[1]	Atheros Communications	100,925
334	[1]	MKS Instruments, Inc.	6,470
539	[1]	Zoran Corp.	6,209
		TOTAL	138,179
		Miscellaneous Food Products--0.6%
534	[1]	Fresh Del Monte Produce, Inc.	11,433
753		The Anderson's, Inc.	24,262
		TOTAL	35,695
		Miscellaneous Machinery--1.4%
1,939		Nordson Corp.	87,061
		Miscellaneous Metals--0.1%
622	[1]	Stillwater Mining Co.	4,161
		Multi-Industry Basic--1.2%
5,574		Olin Corp.	76,865
		Multi-Line Insurance--1.7%
486	[1]	Amerisafe, Inc.	8,082
142	[1]	FPIC Insurance Group, Inc.	4,878
235		Harleysville Group, Inc.	7,290
1,450		Infinity Property & Casualty	60,233
298	[1]	Navigators Group, Inc.	14,694
323		Safety Insurance Group, Inc.	10,420
		TOTAL	105,597
		Mutual Fund Adviser--0.2%
797		Calamos Asset Management, Inc.	10,967
		Newspaper Publishing--0.0%
75		Belo (A.H.) Corp., Series A	215
		Offshore Driller--0.0%
7	[1]	Hornbeck Offshore Services, Inc.	152
		Oil Service, Explore & Drill--0.4%
264	[1]	Dawson Geophysical Co.	8,028
1,635	[1]	Venoco, Inc.	14,453
		TOTAL	22,481
Shares			Value
		COMMON STOCKS--continued
		Oil Well Supply--0.3%
736	[1]	Oil States International, Inc.	$19,960
		Other Communications Equipment--1.5%
7,964	[1]	Skyworks Solutions, Inc.	96,205
		Other Tobacco Products--0.5%
964		Schweitzer-Mauduit International, Inc.	31,523
		Packaged Foods--2.1%
2,292	[1]	Chiquita Brands International	28,077
2,341		Lancaster Colony Corp.	106,609
		TOTAL	134,686
		Paper Products--2.8%
89	[1]	Buckeye Technologies, Inc.	565
1,295		Glatfelter (P.H.) Co.	13,403
3,678		Rock-Tenn Co.	165,363
		TOTAL	179,331
		Personal Loans--0.2%
598	[1]	World Acceptance Corp.	14,185
		Plastic--0.1%
648		Spartech Corp.	8,100
		Plastic Containers--0.4%
1,500	[1]	Bway Holding Co.	23,925
		Pollution Control--0.1%
209	[1]	Tetra Tech, Inc.	6,295
		Printed Circuit Boards--0.7%
3,929	[1]	PMC-Sierra, Inc.	35,950
390	[1]	Sigma Designs, Inc.	6,306
		TOTAL	42,256
		Printing--0.2%
916	[1]	Valassis Communications, Inc.	10,433
		Property Liability Insurance--3.1%
576	[1]	Argo Group International Holdings Ltd.	19,354
1,311	[1]	CNA Surety Corp.	20,609
453	[1]	First Mercury Financial Corp.	6,546
4,456		Horace Mann Educators Corp.	50,576
1,627		OneBeacon Insurance Group Ltd.	18,385
436		Platinum Underwriters Holdings Ltd.	14,715
Shares			Value
		COMMON STOCKS--continued
		Property Liability Insurance--continued
742	[1]	ProAssurance Corp.	$37,679
1,723		Selective Insurance Group, Inc.	25,742
		TOTAL	193,606
		Regional Bank--2.1%
773		Bank of the Ozarks, Inc.	19,541
1,707		CVB Financial Corp.	12,871
1,068		City Holding Co.	34,411
4,730		First Midwest Bancorp, Inc.	39,543
1,036		Oriental Financial Group	14,618
692		United Bankshares, Inc.	14,020
		TOTAL	135,004
		Restaurant--6.8%
1,282		Bob Evans Farms, Inc.	37,204
382	[1]	California Pizza Kitchen, Inc.	6,303
2,829	[1]	Cheesecake Factory, Inc.	54,798
518	[1]	Chipotle Mexican Grill, Inc., Class B	42,347
1,335		Cracker Barrel Old Country Store, Inc.	38,528
93		DineEquity, Inc.	2,298
1,812	[1]	Domino's Pizza, Inc.	14,895
1,700	[1]	Green Mountain Coffee, Inc.	119,748
2,691	[1]	P. F. Chang's China Bistro, Inc.	91,252
2,262	[1]	Texas Roadhouse, Inc.	25,176
		TOTAL	432,549
		Rubber--0.2%
966		Cooper Tire & Rubber Co.	14,258
		Savings & Loan--0.1%
807		Astoria Financial Corp.	7,836
19	[1]	Ocwen Financial Corp.	271
		TOTAL	8,107
		Securities Brokerage--0.5%
859	[1]	Interactive Brokers Group, Inc., Class A	16,141
360	[1]	Piper Jaffray Cos., Inc.	16,510
		TOTAL	32,651
		Semiconductor Distribution--0.1%
511	[1]	Tyler Technologies, Inc.	7,869
Shares			Value
		COMMON STOCKS--continued
		Semiconductor Manufacturing--3.4%
399	[1]	Cabot Microelectronics Corp.	$13,534
806		Micrel, Inc.	6,303
1,887	[1]	Monolithic Power Systems	41,873
613	[1]	NetLogic Microsystems, Inc.	24,361
881	[1]	Omnivision Technologies, Inc.	11,656
4,517	[1]	RF Micro Devices, Inc.	23,488
2,827	[1]	Semtech Corp.	52,017
839	[1]	Standard Microsystems Corp.	19,465
3,482	[1]	Triquint Semiconductor, Inc.	25,001
		TOTAL	217,698
		Semiconductor Manufacturing Equipment--0.8%
1,752	[1]	Tessera Technologies, Inc.	49,214
196	[1]	Veeco Instruments, Inc.	3,693
		TOTAL	52,907
		Services To Medical Professionals--2.6%
268	[1]	Genoptix, Inc.	8,391
1,466	[1]	HMS Holdings Corp.	56,294
3,463	[1]	PharMerica Corp.	72,584
1,082	[1]	RehabCare Group, Inc.	26,033
		TOTAL	163,302
		Shoes--0.6%
790	[1]	Steven Madden Ltd.	25,327
814	[1]	Timberland Co., Class A	11,103
		TOTAL	36,430
		Software Packaged/Custom--0.8%
281	[1]	ArcSight, Inc.	5,331
343	[1]	Interactive Intelligence, Inc.	5,543
1,098		Pegasystems, Inc.	31,073
659	[1]	Rackspace Hosting, Inc.	9,252
		TOTAL	51,199
		Specialty Chemicals--1.8%
120		Arch Chemicals, Inc.	3,186
3,562		Koppers Holdings, Inc.	99,415
769	[1]	Targacept, Inc.	8,251
		TOTAL	110,852
Shares			Value
		COMMON STOCKS--continued
		Specialty Retailing--0.5%
632	[1]	Tractor Supply Co.	$30,317
		Surveillance - Detection--0.0%
14	[1]	Checkpoint Systems, Inc.	243
		Technology--2.2%
4,011	[1]	STEC, Inc.	136,735
		Telecommunication Equipment & Services--1.2%
610	[1]	Anaren, Inc.	10,968
395		Applied Signal Technology, Inc.	9,875
829	[1]	Global Crossing Ltd.	9,011
212	[1]	Neutral Tandem, Inc.	6,572
290	[1]	Novatel Wireless, Inc.	2,749
1,466		Plantronics, Inc.	34,700
		TOTAL	73,875
		Toys & Games--1.0%
4,129	[1]	JAKKS Pacific, Inc.	47,607
1,183	[1]	RC2 Corp.	18,064
		TOTAL	65,671
		Truck Manufacturing--0.1%
1,080	[1]	Force Protection, Inc.	5,584
328		Spartan Motors, Inc.	2,296
		TOTAL	7,880
		Undesignated Consumer Cyclicals--5.0%
87	[1]	Capella Education Co.	5,599
1,526	[1]	Corinthian Colleges, Inc.	23,561
1,068	[1]	Geo Group, Inc.	19,203
144	[1]	Hillenbrand, Inc.	2,609
627	[1]	Lincoln Educational Services	12,766
7,388	[1]	Rent-A-Center, Inc.	153,375
1,458		Speedway Motorsports, Inc.	23,270
2,628	[1]	Wright Express Corp.	74,320
		TOTAL	314,703
		Undesignated Consumer Staples--0.2%
2,293		Jackson Hewitt Tax Service, Inc.	13,873
Shares			Value
		COMMON STOCKS--continued
		Undesignated Health--0.3%
639	[1]	Eclipsys Corp.	$11,630
504	[1]	HealthSouth Corp.	7,258
		TOTAL	18,888
		Undesignated Technology--0.1%
1,002	[1]	American Reprographics Co.	8,667
		TOTAL COMMON STOCKS (IDENTIFIED COST $5,831,166)	6,316,971
		MUTUAL FUND--0.0%
536	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	536
		TOTAL INVESTMENTS--99.7% (IDENTIFIED COST $5,831,702) [4]	6,317,507
		OTHER ASSETS AND LIABILITIES - NET--0.3% [5]	19,343
		TOTAL NET ASSETS--100%	$6,336,850

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $6,011,462.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$6,186,134	$--	$--	$6,186,134
International	130,837	--	--	130,837
Mutual Fund	536	--	--	536
TOTAL SECURITIES	$6,317,507	$--	$--	$6,317,507

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $536 of investments in an affiliated issuer (Note 5) (identified cost $5,831,702)		$6,317,507
Income receivable		983
Receivable for investments sold		1,023,822
Receivable for shares sold		18,404
TOTAL ASSETS		7,360,716
Liabilities:
Payable for investments purchased	$917,675
Payable for shares redeemed	48,390
Payable for auditing fees	22,500
Payable for distribution services fee (Note 5)	823
Payable for shareholder services fee (Note 5)	1,192
Accrued expenses	33,286
TOTAL LIABILITIES		1,023,866
Net assets for 965,091 shares outstanding		$6,336,850
Net Assets Consist of:
Paid-in capital		$14,154,872
Net unrealized appreciation of investments		485,805
Accumulated net realized loss on investments		(8,303,011)
Accumulated net investment income (loss)		(816)
TOTAL NET ASSETS		$6,336,850
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($3,319,226 ÷ 500,275 shares outstanding), no par value, unlimited shares authorized		$6.63
Offering price per share		$6.63
Redemption proceeds per share		$6.63
Class A Shares:
Net asset value per share ($1,651,634 ÷ 251,106 shares outstanding), no par value, unlimited shares authorized		$6.58
Offering price per share (100/94.50 of $6.58)		$6.96
Redemption proceeds per share		$6.58
Class C Shares:
Net asset value per share ($1,365,990 ÷ 213,710 shares outstanding), no par value, unlimited shares authorized		$6.39
Offering price per share		$6.39
Redemption proceeds per share (99.00/100 of $6.39)		$6.33

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $2,746 received from an affiliated issuer and net of foreign taxes withheld of $87)			$105,354
Expenses:
Investment adviser fee (Note 5)		$100,906
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		27,780
Transfer and dividend disbursing agent fees and expenses		65,145
Directors'/Trustees' fees		1,322
Auditing fees		22,500
Legal fees		1,881
Portfolio accounting fees		73,466
Distribution services fee--Class C Shares (Note 5)		13,193
Shareholder services fee--Class A Shares (Note 5)		4,528
Shareholder services fee--Class C Shares (Note 5)		4,397
Share registration costs		39,803
Printing and postage		34,847
Insurance premiums		4,375
Miscellaneous		2,860
TOTAL EXPENSES		627,003
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(100,906)
Waiver of administrative personnel and services fee	(44,913)
Reimbursement of other operating expenses	(328,188)
TOTAL WAIVERS AND REIMBURSEMENTS		(474,007)
Net expenses			152,996
Net investment income (loss)			(47,642)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(7,274,016)
Net change in unrealized depreciation of investments			1,589,177
Net realized and unrealized loss on investments			(5,684,839)
Change in net assets resulting from operations			$(5,732,481)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(47,642)	$(92,417)
Net realized loss on investments	(7,274,016)	(968,490)
Net change in unrealized appreciation/depreciation of investments	1,589,177	(1,160,449)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(5,732,481)	(2,221,356)
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	--	(217,102)
Class A Shares	--	(164,846)
Class C Shares	--	(186,389)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(568,337)
Share Transactions:
Proceeds from sale of shares	4,037,000	11,231,271
Net asset value of shares issued to shareholders in payment of distributions declared	--	289,237
Cost of shares redeemed	(7,413,895)	(2,591,978)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,376,895)	8,928,530
Change in net assets	(9,109,376)	6,138,837
Net Assets:
Beginning of period	15,446,226	9,307,389
End of period (including accumulated net investment income (loss) of $(816) and $0, respectively)	$6,336,850	$15,446,226

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Core Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	396,523	$2,399,606	775,627	$8,473,003
Shares issued to shareholders in payment of distributions declared	--	--	5,282	62,326
Shares redeemed	(875,070)	(5,394,526)	(72,893)	(839,798)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(478,547)	$(2,994,920)	708,016	$7,695,531

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	159,748	$971,747	127,938	$1,534,598
Shares issued to shareholders in payment of distributions declared	--	--	12,340	144,868
Shares redeemed	(165,560)	(1,017,358)	(65,972)	(737,190)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,812)	$(45,611)	74,306	$942,276

Year Ended July 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	104,084	$665,647	103,368	$1,223,670
Shares issued to shareholders in payment of distributions declared	--	--	7,110	82,043
Shares redeemed	(166,401)	(1,002,011)	(87,328)	(1,014,990)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(62,317)	$(336,364)	23,150	$290,723
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(546,676)	$(3,376,895)	805,472	$8,928,530

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for net operating loss and passive foreign investment company adjustments.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(45,832)	$46,826	$(994)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008
Ordinary income [1]	$--	$508,584
Long-term capital gains	$--	$ 59,753

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$306,045
Capital loss carryforwards and deferrals	$(8,124,067)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At July 31, 2009, the cost of investments for federal tax purposes was $6,011,462. The net unrealized appreciation of investments for federal tax purposes was $306,045. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $597,384 and net unrealized depreciation from investments for those securities having an excess of cost over value of $291,339.

At July 31, 2009, the Fund had a capital loss carryforward of $2,191,573 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2017.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post-October losses of $5,932,494 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any additional portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $100,782 of its fee and reimbursed $328,188 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $44,913 of its fee. The net fee paid to FAS was 2.109% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $4,177 of fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $598 in sales charges from the sale of Class A Shares. FSC also retained $494 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $124. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	180,688	3,712,047	3,892,199	536	$536	$2,746

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$20,150,803
Sales	$23,477,159

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Core Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Positions: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED MDT SMALL CAP CORE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Small Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R783

37322 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended 7/31/2006 [2]
	2009	2008	2007 [1]

Net Asset Value, Beginning of Period	$11.57	$12.95	$10.59	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.08)[3]	(0.14)[3]	(0.14)[3]	(0.17)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.64)	(1.17)	2.50	0.76

TOTAL FROM INVESTMENT OPERATIONS	(3.72)	(1.31)	2.36	0.59

Less Distributions:
Distributions from net realized gain on investments	--	(0.07)	--	--
Regulatory Settlement Proceeds	0.00 [4]	--	--	--

Net Asset Value, End of Period	$7.85	$11.57	$12.95	$10.59

Total Return[5]	(32.15)%[6]	(10.20)%	22.29%	5.90%

Ratios to Average Net Assets:

Net expenses	1.75%	1.75%	1.75%	2.02%[7]

Net investment income (loss)	(1.04)%	(1.20)%	(1.16)%	(1.50)%[7]

Expense waiver/reimbursement[8]	1.02%	1.05%	25.97%	22.65%[7]

Supplemental Data:

Net assets, end of period (000 omitted)	$21,682	$31,874	$532	$157

Portfolio turnover	244%	212%	157%	157%

1 MDT Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 During the period, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return (See Notes to Financial Statements, Note 9).

7 Computed on an annualized basis.

8 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 7/31/2009	Period Ended 7/31/2008 [1]

Net Asset Value, Beginning of Period	$11.61	$11.26
Income From Investment Operations:
Net investment income (loss)	(0.14)[2]	(0.09)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.66)	0.44

TOTAL FROM INVESTMENT OPERATIONS	(3.80)	0.35

Regulatory Settlement Proceeds	0.00 [3]	--

Net Asset Value, End of Period	$7.81	$11.61

Total Return[4]	(32.73)%	3.11%

Ratios to Average Net Assets:

Net expenses	2.50%	2.50%[5]

Net investment income (loss)	(1.75)%	(1.96)%[5]

Expense waiver/reimbursement[6]	1.02%	1.05%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,088	$9,811

Portfolio turnover	244%	212%[7]

1 Reflects operations for the period from March 13, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2008.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended 7/31/2006 [2]
	2009	2008	2007 [1]

Net Asset Value, Beginning of Period	$11.32	$12.77	$10.52	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.14)[3]	(0.22)[3]	(0.23)[3]	(0.26)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.56)	(1.16)	2.48	0.78

TOTAL FROM INVESTMENT OPERATIONS	(3.70)	(1.38)	2.25	0.52

Less Distributions:
Distributions from net realized gain on investments	--	(0.07)	--	--
Regulatory Settlement Proceeds	0.00 [4]	--	--	--

Net Asset Value, End of Period	$7.62	$11.32	$12.77	$10.52

Total Return[5]	(32.69)%	(10.89)%	21.39%	5.20%

Ratios to Average Net Assets:

Net expenses	2.50%	2.47%	2.50%	2.77%[6]

Net investment income (loss)	(1.79)%	(1.93)%	(1.92)%	(2.25)%[6]

Expense waiver/reimbursement[7]	1.02%	1.07%	27.07%	25.65%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,069	$6,450	$702	$348

Portfolio turnover	244%	212%	157%	157%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period[1]

Actual:

Class A Shares	$1,000	$1,129.50	$9.19

Class B Shares	$1,000	$1,123.70	$13.11

Class C Shares	$1,000	$1,125.60	$13.18

Hypothetical (assuming a 5% return before expenses):

Class A Shares	$1,000	$1,016.17	$8.70

Class B Shares	$1,000	$1,012.45	$12.42

Class C Shares	$1,000	$1,012.40	$12.47

1 Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.74%

Class B Shares	2.49%

Class C Shares	2.50%

Management’s Discussion of Fund Performance (unaudited)

The fund’s total return, based on net asset value, for the fiscal year ended July 31, 2009 was -32.15% for Class A Shares, -32.73% for Class B Shares and -32.69% for Class C Shares.1 The total returns of the Russell 2000® Growth Index2 and the Lipper Small-Cap Growth Funds Index3 were -20.86% and -19.81%, respectively, for the reporting period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell or Lipper index.

The following discussion will focus on the performance of the fund’s Class A Shares.

MARKET OVERVIEW

Over the twelve month period ending July 31, 2009 domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000® Index,4 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200® Index,5 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000® Index6 and the Russell Midcap® Index,7 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000® Growth Index8 returning -17.81% as compared to -22.74% for the Russell 3000 Value® Index.9

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments cannot be made in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

4 Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

The best performing sectors in the Russell 3000® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

FUND PERFORMANCE

The most significant positive factor in the fund’s performance relative to the Russell 2000® Growth Index was an underweight in the Energy sector. Additionally, an overweight in the Consumer Staples sector contributed moderately. Stock selection in the Consumer Staples sector and, to a lesser degree, the Materials sector contributed moderately to relative performance. Individual stocks contributing to the fund’s performance relative to the Russell 2000® Growth Index included: Green Mountain Coffee Roasters, Data Domain Incorporated, Bway Holding Company, and Pegasystems Incorporated.

The most significant negative factor in the fund’s performance relative to the Russell 2000® Growth Index was stock selection in the Industrials, Health Care, and Consumer Discretionary sectors. Stock selection in Information Technology detracted more moderately. An underweight in the Health Care sector also detracted significantly from relative performance. Individual stocks detracting from the fund’s performance relative to the Russell 2000® Growth Index included: Robbins & Myers, Incorporated, Gulf Island Fabrication, Incorporated, Parexel International Corporation, and Oil States International, Incorporated.

6 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.

7 Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 35% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

8 Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.

9 Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.

GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund2 (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000® Growth Index (Russell 2000® Growth)3 and the Lipper Small-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2009

1 Year	(35.87)%

Start of Performance (9/15/2005)	(7.29)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Growth Fund.

3 The Russell 2000® Growth is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT -- CLASS B SHARES

The Fund’s Class B Shares commenced operation on March 17, 2008. The Fund offers three other classes of shares: Institutional Shares, Class A Shares and Class C Shares. For the period prior to commencement of operations of Class B Shares, the performance information shown is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class B Shares. The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund2 (Class B Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000® Growth Index (Russell 2000® Growth)3 and the Lipper Small-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2009

1 Year	(36.43)%

Start of Performance (9/15/2005)	(7.40)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 5.50% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Growth Fund.

3 The Russell 2000® Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT -- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund2 (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000® Growth Index (Russell 2000® Growth)3 and the Lipper Small-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2009

1 Year	(33.36)%

Start of Performance (9/15/2005)	(6.65)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Growth Fund.

3 The Russell 2000® Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund’s industry composition1 was as follows:

Industry Composition	Percentage of Total Net Assets

Clothing Stores	9.1%

Restaurant	8.9%

Software Packaged/Custom	7.0%

Undesignated Consumer Cyclicals	4.9%

Telecommunication Equipment & Services	3.9%

Home Health Care	3.8%

Apparel	3.2%

Miscellaneous Components	3.2%

Semiconductor Manufacturing	3.0%

Packaged Foods	2.9%

Computer Services	2.7%

Services to Medical Professionals	2.6%

Shoes	2.5%

Medical Supplies	2.3%

Other Communications Equipment	1.9%

Furniture	1.6%

Home Products	1.6%

Computer Peripherals	1.5%

Medical Technology	1.5%

Miscellaneous Communications	1.5%

Specialty Retailing	1.5%

Printed Circuit Boards	1.4%

Commodity Chemicals	1.3%

Food Wholesaling	1.3%

Grocery Chain	1.3%

Computer Networking	1.2%

Discount Department Stores	1.2%

Electric & Electrical Original Equipment Manufacturers	1.2%

Financial Services	1.2%

Undesignated Technology	1.2%

Contracting	1.1%

Electrical Test/Measuring Equipment	1.1%

Miscellaneous Machinery	1.1%

Personal Loans	1.1%

Roofing & Wallboard	1.1%

Electronic Instruments	1.0%

Hotels and Motels	1.0%

Other[2]	8.7%

Cash Equivalents[3]	1.7%

Other Assets and Liabilities--Net[4]	(0.3)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value

		COMMON STOCKS--98.6%
		Apparel--3.2%
35,599	[1]	Carter’s, Inc.	$1,008,876
15,045	[1]	Maidenform Brands, Inc.	208,072
26,205	[1]	Warnaco Group, Inc.	952,028

		TOTAL	2,168,976

		Biotechnology--0.5%
5,529	[1]	Air Methods Corp.	162,608
4,271	[1]	BioCryst Pharmaceuticals, Inc.	39,293
3,481	[1]	Onyx Pharmaceuticals, Inc.	125,038

		TOTAL	326,939

		Building Materials--0.2%
6,184		Aaon, Inc.	121,268

		Clothing Stores--9.1%
10,829		Buckle, Inc.	335,049
42,472		Cato Corp., Class A	844,343
53,372	[1]	Chicos Fas, Inc.	612,177
26,232	[1]	Children’s Place Retail Stores, Inc.	859,623
26,796	[1]	Citi Trends, Inc.	782,443
32,688	[1]	Fossil, Inc.	861,002
16,155	[1]	Gymboree Corp.	642,646
30,211	[1]	J. Crew Group, Inc.	850,742
10,762	[1]	Jos A. Bank Clothiers, Inc.	393,782

		TOTAL	6,181,807

		Commercial Services--0.4%
6,590	[1]	VistaPrint Ltd.	271,838

		Commodity Chemicals--1.3%
11,392		Newmarket Corp.	861,805

		Computer Networking--1.2%
34,969	[1]	Starent Networks Corp.	838,557

		Computer Peripherals--1.5%
26,818	[1]	STEC, Inc.	914,226
5,788	[1]	Synaptics, Inc.	138,738

		TOTAL	1,052,964

		Computer Services--2.7%
5,222	[1]	CACI International, Inc., Class A	241,256
34,880	[1]	Riverbed Technology, Inc.	697,949
		COMMON STOCKS--continued
		Computer Services--continued
23,535		Syntel, Inc.	$931,515

		TOTAL	1,870,720

		Contracting--1.1%
33,600	[1]	Orion Marine Group, Inc.	751,296

		Cosmetics & Toiletries--0.1%
8,266	[1]	Bare Escentuals, Inc.	73,237

		Crude Oil & Gas Production--0.3%
16,945		W&T Offshore, Inc.	181,142

		Discount Department Stores--1.2%
53,398	[1]	99 Cents Only Stores	782,281
4,047		Pricesmart, Inc.	66,007

		TOTAL	848,288

		Diversified Leisure--0.2%
10,268	[1]	Pinnacle Entertainment, Inc.	102,988

		Electric & Electrical Original Equipment Manufacturers--1.2%
21,220		Cubic Corp.	830,975

		Electrical Test/Measuring Equipment--1.1%
20,119		Badger Meter, Inc.	741,385

		Electronic Components--0.2%
8,287	[1]	Volterra Semiconductor Corp.	137,481

		Electronic Instruments--1.0%
34,079	[1]	OSI Systems, Inc.	675,105

		Ethical Drugs--0.1%
14,400	[1]	Matrixx Initiatives, Inc.	81,216

		Financial Services--1.2%
5,391		Deluxe Corp.	84,369
78,693	[1]	Global Cash Access LLC	708,237

		TOTAL	792,606

		Food Wholesaling--1.3%
43,380		Calavo Growers, Inc.	880,614

		Furniture--1.6%
26,288		Aaron’s, Inc.	722,131
24,605		Tempur-Pedic International, Inc.	364,892

		TOTAL	1,087,023

		Grocery Chain--1.3%
33,407		Casey’s General Stores, Inc.	916,354

		COMMON STOCKS--continued
		Home Health Care--3.8%
2,719	[1]	Amedisys, Inc.	$121,566
27,678	[1]	Amerigroup Corp.	683,093
39,072	[1]	Gentiva Health Services, Inc.	831,452
32,688	[1]	LHC Group, Inc.	959,393

		TOTAL	2,595,504

		Home Products--1.6%
31,614		Tupperware Brands Corp.	1,077,089

		Hotels and Motels--1.0%
34,996		Ameristar Casinos, Inc.	654,075

		Industrial Machinery--0.1%
4,144	[1]	Chart Industries, Inc.	79,813

		Industrial Services--0.1%
2,680	[1]	EnerNOC, Inc.	82,222

		Insurance Brokerage--0.3%
3,556		AmTrust Financial Services, Inc.	43,454
7,586		Life Partners Holdings, Inc.	163,706

		TOTAL	207,160

		Internet Services--0.2%
2,616	[1]	Blue Nile, Inc.	120,938

		Mail Order--0.1%
12,020	[1]	Coldwater Creek, Inc.	88,227

		Medical Supplies--2.3%
23,508	[1]	Align Technology, Inc.	256,472
51,695	[1]	American Medical Systems Holdings, Inc.	790,417
873	[1]	MWI Veterinary Supply, Inc.	33,506
1,293	[1]	NuVasive, Inc.	53,517
17,974	[1]	PetMed Express, Inc.	333,597
4,987	[1]	Sirona Dental Systems, Inc.	129,612

		TOTAL	1,597,121

		Medical Technology--1.5%
36,340	[1]	Bruker BioSciences Corp.	365,580
17,560	[1]	Cyberonics, Inc.	291,672
13,320	[1]	Thoratec Laboratories Corp.	334,865

		TOTAL	992,117

		Miscellaneous Communications--1.5%
13,415		Harte-Hanks	145,150
5,638	[1]	NIC, Inc.	42,792
593		NTELOS Holdings Corp.	9,186
		COMMON STOCKS--continued
		Miscellaneous Communications--continued
34,724	[1]	j2 Global Communications, Inc.	$833,029

		TOTAL	1,030,157

		Miscellaneous Components--3.2%
28,880	[1]	Amkor Technology, Inc.	180,789
35,118	[1]	Applied Micro Circuits Corp.	303,771
36,727	[1]	Atheros Communications	918,175
21,857	[1]	Power Integrations, Inc.	640,192
9,397	[1]	Zoran Corp.	108,253

		TOTAL	2,151,180

		Miscellaneous Machinery--1.1%
17,201		Nordson Corp.	772,325

		Motion Pictures--0.0%
1,853		Cinemark Holdings, Inc.	20,550

		Mutual Fund Adviser--0.1%
2,307		GAMCO Investors, Inc., Class A	105,315

		Oil Refiner--0.2%
3,130		World Fuel Services Corp.	137,282

		Other Communications Equipment--1.9%
75,833	[1]	Skyworks Solutions, Inc.	916,063
21,551	[1]	Syniverse Holdings, Inc.	377,789

		TOTAL	1,293,852

		Packaged Foods--2.9%
51,940	[1]	Bway Holding Co.	828,443
6,286		J&J Snack Foods Corp.	272,435
18,669		Lancaster Colony Corp.	850,186

		TOTAL	1,951,064

		Paper Products--0.8%
8,073		Rock-Tenn Co.	362,962
20,920		Wausau-Mosinee Paper Corp.	196,648

		TOTAL	559,610

		Personal Loans--1.1%
29,267	[1]	First Cash Financial Services, Inc.	550,220
8,917	[1]	World Acceptance Corp.	211,511

		TOTAL	761,731

		Personnel Agency--0.3%
8,953	[1]	Dyncorp International, Inc., Class A	181,835

		Poultry Products--0.6%
9,360		Sanderson Farms, Inc.	380,765

		COMMON STOCKS--continued
		Printed Circuit Boards--1.4%
90,653	[1]	PMC-Sierra, Inc.	$829,475
6,034	[1]	Sigma Designs, Inc.	97,570

		TOTAL	927,045

		Printing--0.4%
21,471	[1]	Valassis Communications, Inc.	244,555

		Recreational Goods--0.1%
4,651	[1]	Sturm Ruger & Co., Inc.	58,044

		Recreational Vehicles--0.1%
2,392		Polaris Industries, Inc., Class A	90,585

		Regional Bank--0.1%
1,425		WestAmerica Bancorp.	74,471

		Restaurant--8.9%
7,604	[1]	CEC Entertainment, Inc.	221,809
57,795	[1]	California Pizza Kitchen, Inc.	953,617
14,487	[1]	Carrols Restaurant Group, Inc.	98,077
36,886	[1]	Cheesecake Factory, Inc.	714,482
10,523	[1]	Chipotle Mexican Grill, Inc., Class B	860,255
12,667		Cracker Barrel Old Country Store, Inc.	365,570
47,896	[1]	Domino’s Pizza, Inc.	393,705
13,866	[1]	Green Mountain Coffee, Inc.	976,721
21,588	[1]	P. F. Chang’s China Bistro, Inc.	732,049
800	[1]	Papa Johns International, Inc.	20,328
62,959	[1]	Texas Roadhouse, Inc.	700,734

		TOTAL	6,037,347

		Roofing & Wallboard--1.1%
43,723	[1]	Beacon Roofing Supply, Inc.	733,235

		Rubber--0.4%
20,554		Cooper Tire & Rubber Co.	303,377

		Semiconductor Distribution--0.6%
25,465	[1]	Tyler Technologies, Inc.	392,161

		Semiconductor Manufacturing--3.0%
21,389	[1]	Monolithic Power Systems	474,622
7,099	[1]	NVE Corp.	381,429
9,383	[1]	NetLogic Microsystems, Inc.	372,880
45,291	[1]	Semtech Corp.	833,354

		TOTAL	2,062,285

		COMMON STOCKS--continued
		Semiconductor Manufacturing Equipment--0.6%
10,481	[1]	Tessera Technologies, Inc.	$294,411
7,173	[1]	Veeco Instruments, Inc.	135,139

		TOTAL	429,550

		Services to Medical Professionals--2.6%
1,939	[1]	Bio-Reference Laboratories, Inc.	62,164
23,189	[1]	Genoptix, Inc.	726,048
10,225	[1]	HMS Holdings Corp.	392,640
13,089	[1]	PharMerica Corp.	274,345
11,868	[1]	RehabCare Group, Inc.	285,544
2,037	[1]	Virtual Radiologic Corp.	23,792

		TOTAL	1,764,533

		Shoes--2.5%
21,572	[1]	Steven Madden Ltd.	691,598
39,689	[1]	Timberland Co., Class A	541,358
20,732		Wolverine World Wide, Inc.	499,641

		TOTAL	1,732,597

		Software Packaged/Custom--7.0%
1,845	[1]	ACI Worldwide, Inc.	27,804
11,812	[1]	Actuate Software Corp.	61,777
1,510		Acxiom Corp.	14,571
24,925	[1]	Advent Software, Inc.	908,516
22,184	[1]	ArcSight, Inc.	420,830
4,809	[1]	Ariba, Inc.	50,543
22,982	[1]	Art Technology Group, Inc.	87,102
1,225	[1]	Bottomline Technologies, Inc.	12,532
36,289	[1]	CSG Systems International, Inc.	605,301
17,402	[1]	Interactive Intelligence, Inc.	281,216
32,726		Pegasystems, Inc.	926,146
103,022	[1]	S1 Corp.	730,426
6,248	[1]	Sourcefire, Inc.	110,215
26,679	[1]	Successfactors, Inc.	281,463
17,445	[1]	ValueClick, Inc.	200,618
2,069	[1]	Websense, Inc.	30,621

		TOTAL	4,749,681

		Specialty Chemicals--0.2%
62		Chemed Corp.	2,734
3,714		Koppers Holdings, Inc.	103,658

		TOTAL	106,392

		COMMON STOCKS--continued
		Specialty Retailing--1.5%
6,512	[1]	Jo-Ann Stores, Inc.	$151,730
5,747	[1]	Kirkland’s, Inc.	79,366
16,039	[1]	Tractor Supply Co.	769,391

		TOTAL	1,000,487

		Surveillance-Detection--0.5%
10,856		Brinks Home Security Holding	323,726

		Telecommunication Equipment & Services--3.9%
20,581	[1]	Acme Packet, Inc.	206,633
32,609		Applied Signal Technology, Inc.	815,225
64,633	[1]	Arris Group, Inc.	787,230
18,125	[1]	Neutral Tandem, Inc.	561,875
6,655	[1]	Novatel Wireless, Inc.	63,089
10,698		Plantronics, Inc.	253,222

		TOTAL	2,687,274

		Undesignated Consumer Cyclicals--4.9%
12,573	[1]	APAC Customer Services, Inc.	62,614
7,608	[1]	Avis Budget Group, Inc.	65,048
943	[1]	Capella Education Co.	60,691
46,104	[1]	Corinthian Colleges, Inc.	711,846
6,524	[1]	Euronet Worldwide, Inc.	137,265
25,868	[1]	Geo Group, Inc.	465,107
17,115	[1]	Grand Canyon Education, Inc.	299,684
21,931	[1]	Lincoln Educational Services	446,515
13,300		Nu Skin Enterprises, Inc., Class A	239,533
30,825	[1]	Wright Express Corp.	871,731

		TOTAL	3,360,034

		Undesignated Health--0.9%
27,084	[1]	Eclipsys Corp.	492,929
9,035	[1]	HealthSouth Corp.	130,104

		TOTAL	623,033

		Undesignated Technology--1.2%
65,260	[1]	RightNow Technologies, Inc.	785,730

		TOTAL COMMON STOCKS (IDENTIFIED COST $57,076,446)	67,120,658

		MUTUAL FUND--1.7%
1,182,053	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	$1,182,053

		TOTAL INVESTMENTS--100.3% (IDENTIFIED COST $58,258,499)[4]	68,302,711

		OTHER ASSETS AND LIABILITIES--NET--(0.3)%[5]	(216,584)

		TOTAL NET ASSETS--100%	$68,086,127

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $58,718,397.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs

	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total

Equity Securities:

Domestic	$66,848,820	$--	$--	$66,848,820

International	271,838	--	--	271,838

Mutual Fund	1,182,053	--	--	1,182,053

TOTAL SECURITIES	$68,302,711	$--	$--	$68,302,711

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $1,182,053 of investments in an affiliated issuer (Note 5) (identified cost $58,258,499)		$68,302,711
Cash		111
Income receivable		17,100
Receivable for investments sold		2,248,747
Receivable for shares sold		227,505

TOTAL ASSETS		70,796,174

Liabilities:
Payable for investments purchased	$2,176,640
Payable for shares redeemed	392,868
Payable for distribution services fee (Note 5)	4,334
Payable for shareholder services fee (Note 5)	14,971
Accrued expenses	121,234

TOTAL LIABILITIES		2,710,047

Net assets for 8,643,760 shares outstanding		$68,086,127

Net Assets Consist of:
Paid-in capital		$116,506,529
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		10,044,509
Accumulated net realized loss on investments		(58,464,911)

TOTAL NET ASSETS		$68,086,127

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($39,246,221 ÷ 4,951,345 shares outstanding), no par value, unlimited shares authorized		$7.93

Offering price per share		$7.93

Redemption proceeds per share		$7.93

Class A Shares:
Net asset value per share ($21,682,113 ÷ 2,763,209 shares outstanding), no par value, unlimited shares authorized		$7.85

Offering price per share (100/94.50 of $7.85)		$8.31

Redemption proceeds per share		$7.85

Class B Shares:
Net asset value per share ($3,088,411 ÷ 395,196 shares outstanding), no par value, unlimited shares authorized		$7.81

Offering price per share		$7.81

Redemption proceeds per share (94.50/100 of $7.81)		$7.38

Class C Shares:
Net asset value per share ($4,069,382 ÷ 534,010 shares outstanding), no par value, unlimited shares authorized		$7.62

Offering price per share		$7.62

Redemption proceeds per share (99.00/100 of $7.62)		$7.54

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $23,627 received from an affiliated issuer) (Note 5)			$534,680

Expenses:
Investment adviser fee (Note 5)		$878,484
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		57,854
Transfer and dividend disbursing agent fees and expenses		456,027
Directors’/Trustees’ fees		2,043
Auditing fees		22,500
Legal fees		2,232
Portfolio accounting fees		77,814
Distribution services fee--Class B Shares (Note 5)		35,273
Distribution services fee--Class C Shares (Note 5)		31,200
Shareholder services fee--Class A Shares (Note 5)		54,370
Shareholder services fee--Class B Shares (Note 5)		11,758
Shareholder services fee--Class C Shares (Note 5)		10,158
Account administration fee--Class A Shares		263
Account administration fee--Class C Shares		242
Share registration costs		61,622
Printing and postage		81,804
Insurance premiums		4,584
Miscellaneous		6,542

TOTAL EXPENSES		2,064,770

Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(723,410)
Waiver of administrative personnel and services fee	(54,234)

TOTAL WAIVERS AND REIMBURSEMENT		(777,644)

Net expenses			1,287,126

Net investment income (loss)			(752,446)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments			(43,745,847)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			6,155,270

Net realized and unrealized loss on investments and foreign currency transactions			(37,590,577)

Change in net assets resulting from operations			$(38,343,023)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(752,446)	$(628,923)
Net realized loss on investments	(43,745,847)	(11,971,658)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	6,155,270	9,435,934

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(38,343,023)	(3,164,647)

Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	--	(155,811)
Class A Shares	--	(11,057)
Class C Shares	--	(6,609)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(173,477)

Share Transactions:
Proceeds from sale of shares	47,977,404	73,388,956
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Technology Fund	--	44,263,203
Net asset value of shares issued to shareholders in payment of distributions declared	--	146,644
Cost of shares redeemed	(51,913,689)	(21,595,763)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,936,285)	96,203,040

Regulatory Settlement Proceeds:
Net increase from regulatory settlement proceeds (Note 9)	21,744	--

Change in net assets	(42,257,564)	92,864,916

Net Assets:
Beginning of period	110,343,691	17,478,775

End of period (including accumulated net investment income (loss) of $0 and $(1,014), respectively)	$68,086,127	$110,343,691

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

Effective March 13, 2008, the Fund began offering Class B Shares.

On March 14, 2008, the Fund received assets from Federated Technology Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Federated Technology Fund Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination

3,954,962	$44,263,203	$(6,136,744)	$40,850,828	$85,114,031

1 Unrealized Depreciation is included in the Federated Technology Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”. As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 7/31/2009		Year Ended 7/31/2008

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	5,176,597	$39,561,116	4,827,064	$59,077,425
Shares issued to shareholders in payment of distributions declared	--	--	10,017	133,229
Shares redeemed	(5,561,903)	(39,745,579)	(747,875)	(8,924,748)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(385,306)	$(184,463)	4,089,206	$50,285,906

	Year Ended 7/31/2009		Year Ended 7/31/2008

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	813,650	$6,394,677	1,014,861	$12,172,465
Shares issued in connection with tax-free transfer of assets from Federated Technology Fund	--	--	1,965,099	21,986,533
Shares issued to shareholders in payment of distributions declared	--	--	766	10,117
Shares redeemed	(805,473)	(6,183,703)	(266,794)	(3,116,808)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	8,177	$210,974	2,713,932	$31,052,307

	Year Ended 7/31/2009		Period Ended 7/31/2008[1]

Class B Shares:	Shares	Amount	Shares	Amount

Shares sold	57,338	$513,202	12,136	$147,178
Shares issued to shareholders in payment of distributions declared	--	--	,540,719	17,345,297
Shares redeemed	(507,162)	(4,183,051)	(707,835)	(8,399,050)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(449,824)	$(3,669,849)	845,020	$9,093,425

	Year Ended 7/31/2009		Year Ended 7/31/2008

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	201,191	$1,508,409	164,693	$1,991,888
Shares issued in connection with tax-free transfer of assets from Federated Technology Fund	--	--	449,144	4,931,373
Shares issued to shareholders in payment of distributions declared	--	--	254	3,298
Shares redeemed	(236,842)	(1,801,356)	(99,359)	(1,155,157)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(35,651)	$(292,947)	514,732	$5,771,402

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(862,604)	$(3,936,285)	8,162,890	$96,203,040

1 Reflects operations for the period from March 13, 2008 (date of initial investment) to July 31, 2008.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for expiration of capital loss carryforwards and net operating loss.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)

$(60,132,536)	$753,460	$59,379,076

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008

Ordinary income[1]	$--	$149,972

Long-term capital gains	$--	$23,505

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$9,584,611

Capital loss carryforwards and deferrals	$(58,005,013)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $58,718,397. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from foreign currency transactions was $9,584,314. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,119,067 and net unrealized depreciation from investments for those securities having an excess of cost over value of $534,753.

At July 31, 2009, the Fund had a capital loss carryforward of $22,546,183 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount

2010	$2,459,915

2016	$202,553

2017	$19,883,715

Capital loss carryforwards of $59,356,831 expired during the year ended July 31, 2009.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $35,458,830 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund’s average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $722,268 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $54,234 of its fee. The net fee paid to FAS was 0.282% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class

Class A Shares	0.05%

Class B Shares	0.75%

Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $9,188 of fees paid by the Fund. For the year ended July 31, 2009, the Fund’s Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $2,381 in sales charges from the sale of Class A Shares. FSC also retained $2,371 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC received $846 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund’s Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75%, 2.50% and 2.50%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $1,142. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	1,320,459	25,975,518	26,113,924	1,182,053	$1,182,053	$23,627

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$188,796,812

Sales	$192,710,445

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. REGULATORY SETTLEMENT PROCEEDS

The Fund received $21,744 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 9 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009

Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Positions: Pennsylvania Superior Court Judge.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008

Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract--May 2009

FEDERATED MDT SMALL CAP GROWTH FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2009. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds’ Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund’s quantitative investment program is of such a type.

For both the one- and three-year periods covered by the report, the Fund’s performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund’s investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund’s advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust’s/fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R775
Cusip 31421R767
Cusip 31421R676

37313 (9/09)

Federated is a registered mark of Federated Investors, Inc.
2009 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,		[1]	Period Ended 7/31/2006 [2]
	2009	2008	2007

Net Asset Value, Beginning of Period	$11.66	$13.02	$10.61	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.06)[3]	(0.11)[3]	(0.13)[3]	(0.13)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.67)	(1.18)	2.54	0.74

TOTAL FROM INVESTMENT OPERATIONS	(3.73)	(1.29)	2.41	0.61

Less Distributions:
Distributions from net realized gain on investments	--	(0.07)	--	--

Regulatory Settlement Proceeds	0.00 [4]	--	--	--

Net Asset Value, End of Period	$7.93	$11.66	$13.02	$10.61

Total Return[5]	(31.99)%	(9.99)%	22.71%	6.10%

Ratios to Average Net Assets:

Net expenses	1.50%	1.50%	1.50%	1.77%[6]

Net investment income (loss)	(0.80)%	(0.91)%	(1.03)%	(1.25)%[6]

Expense waiver/reimbursement[7]	1.02%	1.09%	5.58%	25.65%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$39,246	$62,209	$16,245	$227

Portfolio turnover	244%	212%	157%	157%

1 MDT Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period[1]

Actual	$1,000	$1,131.20	$7.87

Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.41	$7.45

1 Expenses are equal to the Fund’s annualized net expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance (unaudited)

The fund’s total return, based on net asset value, for the fiscal year ended July 31, 2009 was -31.99% for the fund’s Institutional Shares.1 The total returns of the Russell 2000® Growth Index2 and the Lipper Small-Cap Growth Funds Index3 were -20.86% and -19.81%, respectively, for the reporting period. The fund’s total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell index.

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments cannot be made in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MARKET OVERVIEW

Over the twelve month period ending July 31, 2009 domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000® Index,4 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200® Index,5 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000® Index6 and the Russell Midcap® Index,7 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000® Growth Index8 returning -17.81% as compared to -22.74% for the Russell 3000 Value® Index.9

The best performing sectors in the Russell 3000® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

4 Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.

5 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

6 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.

7 Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 35% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

8 Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.

9 Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.

FUND PERFORMANCE

The most significant positive factor in the fund’s performance relative to the Russell 2000® Growth Index was an underweight in the Energy sector. Additionally, an overweight in the Consumer Staples sector contributed moderately. Stock selection in the Consumer Staples sector and, to a lesser degree, the Materials sector contributed moderately to relative performance. Individual stocks contributing to the Fund’s performance relative to the Russell 2000® Growth Index included: Green Mountain Coffee Roasters, Data Domain Incorporated, Bway Holding Company, and Pegasystems Incorporated.

The most significant negative factor in the fund’s performance relative to the Russell 2000® Growth Index was stock selection in the Industrials, Health Care, and Consumer Discretionary sectors. Stock selection in Information Technology detracted more moderately. An underweight in the Health Care sector also detracted significantly from relative performance. Individual stocks detracting from the Fund’s performance relative to the Russell 2000® Growth Index included: Robbins & Myers, Incorporated, Gulf Island Fabrication, Incorporated, Parexel International Corporation, and Oil States International, Incorporated.

GROWTH OF A $10,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund2 (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000® Growth Index (Russell 2000® Growth)3 and the Lipper Small-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2009

1 Year	-31.99%

Start of Performance (9/15/2005)	-5.68%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Growth Fund.

3 The Russell 2000® Growth is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund’s industry composition1 was as follows:

Industry Composition	Percentage of Total Net Assets

Clothing Stores	9.1%

Restaurant	8.9%

Software Packaged/Custom	7.0%

Undesignated Consumer Cyclicals	4.9%

Telecommunication Equipment & Services	3.9%

Home Health Care	3.8%

Apparel	3.2%

Miscellaneous Components	3.2%

Semiconductor Manufacturing	3.0%

Packaged Foods	2.9%

Computer Services	2.7%

Services to Medical Professionals	2.6%

Shoes	2.5%

Medical Supplies	2.3%

Other Communications Equipment	1.9%

Furniture	1.6%

Home Products	1.6%

Computer Peripherals	1.5%

Medical Technology	1.5%

Miscellaneous Communications	1.5%

Specialty Retailing	1.5%

Printed Circuit Boards	1.4%

Commodity Chemicals	1.3%

Food Wholesaling	1.3%

Grocery Chain	1.3%

Computer Networking	1.2%

Discount Department Stores	1.2%

Electric & Electrical Original Equipment Manufacturers	1.2%

Financial Services	1.2%

Undesignated Technology	1.2%

Contracting	1.1%

Electrical Test/Measuring Equipment	1.1%

Miscellaneous Machinery	1.1%

Personal Loans	1.1%

Roofing & Wallboard	1.1%

Electronic Instruments	1.0%

Hotels and Motels	1.0%

Other[2]	8.7%

Cash Equivalents[3]	1.7%

Other Assets and Liabilities--Net[4]	(0.3)%

TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund’s total net assets have been aggregated under the designation “Other.”

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value

		COMMON STOCKS--98.6%
		Apparel--3.2%
35,599	[1]	Carter’s, Inc.	$1,008,876
15,045	[1]	Maidenform Brands, Inc.	208,072
26,205	[1]	Warnaco Group, Inc.	952,028

		TOTAL	2,168,976

		Biotechnology--0.5%
5,529	[1]	Air Methods Corp.	162,608
4,271	[1]	BioCryst Pharmaceuticals, Inc.	39,293
3,481	[1]	Onyx Pharmaceuticals, Inc.	125,038

		TOTAL	326,939

		Building Materials--0.2%
6,184		Aaon, Inc.	121,268

		Clothing Stores--9.1%
10,829		Buckle, Inc.	335,049
42,472		Cato Corp., Class A	844,343
53,372	[1]	Chicos Fas, Inc.	612,177
26,232	[1]	Children’s Place Retail Stores, Inc.	859,623
26,796	[1]	Citi Trends, Inc.	782,443
32,688	[1]	Fossil, Inc.	861,002
16,155	[1]	Gymboree Corp.	642,646
30,211	[1]	J. Crew Group, Inc.	850,742
10,762	[1]	Jos A. Bank Clothiers, Inc.	393,782

		TOTAL	6,181,807

		Commercial Services--0.4%
6,590	[1]	VistaPrint Ltd.	271,838

		Commodity Chemicals--1.3%
11,392		Newmarket Corp.	861,805

		Computer Networking--1.2%
34,969	[1]	Starent Networks Corp.	838,557

		Computer Peripherals--1.5%
26,818	[1]	STEC, Inc.	914,226
5,788	[1]	Synaptics, Inc.	138,738

		TOTAL	1,052,964

		Computer Services--2.7%
5,222	[1]	CACI International, Inc., Class A	$241,256
34,880	[1]	Riverbed Technology, Inc.	697,949
23,535		Syntel, Inc.	931,515

		TOTAL	1,870,720

		Contracting--1.1%
33,600	[1]	Orion Marine Group, Inc.	751,296

		Cosmetics & Toiletries--0.1%
8,266	[1]	Bare Escentuals, Inc.	73,237

		Crude Oil & Gas Production--0.3%
16,945		W&T Offshore, Inc.	181,142

		Discount Department Stores--1.2%
53,398	[1]	99 Cents Only Stores	782,281
4,047		Pricesmart, Inc.	66,007

		TOTAL	848,288

		Diversified Leisure--0.2%
10,268	[1]	Pinnacle Entertainment, Inc.	102,988

		Electric & Electrical Original Equipment Manufacturers--1.2%
21,220		Cubic Corp.	830,975

		Electrical Test/Measuring Equipment--1.1%
20,119		Badger Meter, Inc.	741,385

		Electronic Components--0.2%
8,287	[1]	Volterra Semiconductor Corp.	137,481

		Electronic Instruments--1.0%
34,079	[1]	OSI Systems, Inc.	675,105

		Ethical Drugs--0.1%
14,400	[1]	Matrixx Initiatives, Inc.	81,216

		Financial Services--1.2%
5,391		Deluxe Corp.	84,369
78,693	[1]	Global Cash Access LLC	708,237

		TOTAL	792,606

		Food Wholesaling--1.3%
43,380		Calavo Growers, Inc.	880,614

		Furniture--1.6%
26,288		Aaron’s, Inc.	722,131
24,605		Tempur-Pedic International, Inc.	364,892

		TOTAL	1,087,023

		Grocery Chain--1.3%
33,407		Casey’s General Stores, Inc.	916,354

		Home Health Care--3.8%
2,719	[1]	Amedisys, Inc.	$121,566
27,678	[1]	Amerigroup Corp.	683,093
39,072	[1]	Gentiva Health Services, Inc.	831,452
32,688	[1]	LHC Group, Inc.	959,393

		TOTAL	2,595,504

		Home Products--1.6%
31,614		Tupperware Brands Corp.	1,077,089

		Hotels and Motels--1.0%
34,996		Ameristar Casinos, Inc.	654,075

		Industrial Machinery--0.1%
4,144	[1]	Chart Industries, Inc.	79,813

		Industrial Services--0.1%
2,680	[1]	EnerNOC, Inc.	82,222

		Insurance Brokerage--0.3%
3,556		AmTrust Financial Services, Inc.	43,454
7,586		Life Partners Holdings, Inc.	163,706

		TOTAL	207,160

		Internet Services--0.2%
2,616	[1]	Blue Nile, Inc.	120,938

		Mail Order--0.1%
12,020	[1]	Coldwater Creek, Inc.	88,227

		Medical Supplies--2.3%
23,508	[1]	Align Technology, Inc.	256,472
51,695	[1]	American Medical Systems Holdings, Inc.	790,417
873	[1]	MWI Veterinary Supply, Inc.	33,506
1,293	[1]	NuVasive, Inc.	53,517
17,974	[1]	PetMed Express, Inc.	333,597
4,987	[1]	Sirona Dental Systems, Inc.	129,612

		TOTAL	1,597,121

		Medical Technology--1.5%
36,340	[1]	Bruker BioSciences Corp.	365,580
17,560	[1]	Cyberonics, Inc.	291,672
13,320	[1]	Thoratec Laboratories Corp.	334,865

		TOTAL	992,117

		Miscellaneous Communications--1.5%
13,415		Harte-Hanks	$145,150
5,638	[1]	NIC, Inc.	42,792
593		NTELOS Holdings Corp.	9,186
34,724	[1]	j2 Global Communications, Inc.	833,029

		TOTAL	1,030,157

		Miscellaneous Components--3.2%
28,880	[1]	Amkor Technology, Inc.	180,789
35,118	[1]	Applied Micro Circuits Corp.	303,771
36,727	[1]	Atheros Communications	918,175
21,857	[1]	Power Integrations, Inc.	640,192
9,397	[1]	Zoran Corp.	108,253

		TOTAL	2,151,180

		Miscellaneous Machinery--1.1%
17,201		Nordson Corp.	772,325

		Motion Pictures--0.0%
1,853		Cinemark Holdings, Inc.	20,550

		Mutual Fund Adviser--0.1%
2,307		GAMCO Investors, Inc., Class A	105,315

		Oil Refiner--0.2%
3,130		World Fuel Services Corp.	137,282

		Other Communications Equipment--1.9%
75,833	[1]	Skyworks Solutions, Inc.	916,063
21,551	[1]	Syniverse Holdings, Inc.	377,789

		TOTAL	1,293,852

		Packaged Foods--2.9%
51,940	[1]	Bway Holding Co.	828,443
6,286		J&J Snack Foods Corp.	272,435
18,669		Lancaster Colony Corp.	850,186

		TOTAL	1,951,064

		Paper Products--0.8%
8,073		Rock-Tenn Co.	362,962
20,920		Wausau-Mosinee Paper Corp.	196,648

		TOTAL	559,610

		Personal Loans--1.1%
29,267	[1]	First Cash Financial Services, Inc.	550,220
8,917	[1]	World Acceptance Corp.	211,511

		TOTAL	761,731

		Personnel Agency--0.3%
8,953	[1]	Dyncorp International, Inc., Class A	$181,835

		Poultry Products--0.6%
9,360		Sanderson Farms, Inc.	380,765

		Printed Circuit Boards--1.4%
90,653	[1]	PMC-Sierra, Inc.	829,475
6,034	[1]	Sigma Designs, Inc.	97,570

		TOTAL	927,045

		Printing--0.4%
21,471	[1]	Valassis Communications, Inc.	244,555

		Recreational Goods--0.1%
4,651	[1]	Sturm Ruger & Co., Inc.	58,044

		Recreational Vehicles--0.1%
2,392		Polaris Industries, Inc., Class A	90,585

		Regional Bank--0.1%
1,425		WestAmerica Bancorp.	74,471

		Restaurant--8.9%
7,604	[1]	CEC Entertainment, Inc.	221,809
57,795	[1]	California Pizza Kitchen, Inc.	953,617
14,487	[1]	Carrols Restaurant Group, Inc.	98,077
36,886	[1]	Cheesecake Factory, Inc.	714,482
10,523	[1]	Chipotle Mexican Grill, Inc., Class B	860,255
12,667		Cracker Barrel Old Country Store, Inc.	365,570
47,896	[1]	Domino’s Pizza, Inc.	393,705
13,866	[1]	Green Mountain Coffee, Inc.	976,721
21,588	[1]	P. F. Chang’s China Bistro, Inc.	732,049
800	[1]	Papa Johns International, Inc.	20,328
62,959	[1]	Texas Roadhouse, Inc.	700,734

		TOTAL	6,037,347

		Roofing & Wallboard--1.1%
43,723	[1]	Beacon Roofing Supply, Inc.	733,235

		Rubber--0.4%
20,554		Cooper Tire & Rubber Co.	303,377

		Semiconductor Distribution--0.6%
25,465	[1]	Tyler Technologies, Inc.	392,161

		Semiconductor Manufacturing--3.0%
21,389	[1]	Monolithic Power Systems	$474,622
7,099	[1]	NVE Corp.	381,429
9,383	[1]	NetLogic Microsystems, Inc.	372,880
45,291	[1]	Semtech Corp.	833,354

		TOTAL	2,062,285

		Semiconductor Manufacturing Equipment--0.6%
10,481	[1]	Tessera Technologies, Inc.	294,411
7,173	[1]	Veeco Instruments, Inc.	135,139

		TOTAL	429,550

		Services to Medical Professionals--2.6%
1,939	[1]	Bio-Reference Laboratories, Inc.	62,164
23,189	[1]	Genoptix, Inc.	726,048
10,225	[1]	HMS Holdings Corp.	392,640
13,089	[1]	PharMerica Corp.	274,345
11,868	[1]	RehabCare Group, Inc.	285,544
2,037	[1]	Virtual Radiologic Corp.	23,792

		TOTAL	1,764,533

		Shoes--2.5%
21,572	[1]	Steven Madden Ltd.	691,598
39,689	[1]	Timberland Co., Class A	541,358
20,732		Wolverine World Wide, Inc.	499,641

		TOTAL	1,732,597

		Software Packaged/Custom--7.0%
1,845	[1]	ACI Worldwide, Inc.	27,804
11,812	[1]	Actuate Software Corp.	61,777
1,510		Acxiom Corp.	14,571
24,925	[1]	Advent Software, Inc.	908,516
22,184	[1]	ArcSight, Inc.	420,830
4,809	[1]	Ariba, Inc.	50,543
22,982	[1]	Art Technology Group, Inc.	87,102
1,225	[1]	Bottomline Technologies, Inc.	12,532
36,289	[1]	CSG Systems International, Inc.	605,301
17,402	[1]	Interactive Intelligence, Inc.	281,216
32,726		Pegasystems, Inc.	926,146
103,022	[1]	S1 Corp.	730,426
6,248	[1]	Sourcefire, Inc.	110,215
26,679	[1]	Successfactors, Inc.	281,463
17,445	[1]	ValueClick, Inc.	200,618
2,069	[1]	Websense, Inc.	30,621

		TOTAL	4,749,681

		Specialty Chemicals--0.2%
62		Chemed Corp.	2,734
3,714		Koppers Holdings, Inc.	103,658

		TOTAL	106,392

		Specialty Retailing--1.5%
6,512	[1]	Jo-Ann Stores, Inc.	151,730
5,747	[1]	Kirkland’s, Inc.	79,366
16,039	[1]	Tractor Supply Co.	769,391

		TOTAL	1,000,487

		Surveillance-Detection--0.5%
10,856		Brinks Home Security Holding	323,726

		Telecommunication Equipment & Services--3.9%
20,581	[1]	Acme Packet, Inc.	206,633
32,609		Applied Signal Technology, Inc.	815,225
64,633	[1]	Arris Group, Inc.	787,230
18,125	[1]	Neutral Tandem, Inc.	561,875
6,655	[1]	Novatel Wireless, Inc.	63,089
10,698		Plantronics, Inc.	253,222

		TOTAL	2,687,274

		Undesignated Consumer Cyclicals--4.9%
12,573	[1]	APAC Customer Services, Inc.	62,614
7,608	[1]	Avis Budget Group, Inc.	65,048
943	[1]	Capella Education Co.	60,691
46,104	[1]	Corinthian Colleges, Inc.	711,846
6,524	[1]	Euronet Worldwide, Inc.	137,265
25,868	[1]	Geo Group, Inc.	465,107
17,115	[1]	Grand Canyon Education, Inc.	299,684
21,931	[1]	Lincoln Educational Services	446,515
13,300		Nu Skin Enterprises, Inc., Class A	239,533
30,825	[1]	Wright Express Corp.	871,731

		TOTAL	3,360,034

		Undesignated Health--0.9%
27,084	[1]	Eclipsys Corp.	492,929
9,035	[1]	HealthSouth Corp.	130,104

		TOTAL	623,033

		Undesignated Technology--1.2%
65,260	[1]	RightNow Technologies, Inc.	$785,730

		TOTAL COMMON STOCKS (IDENTIFIED COST $57,076,446)	67,120,658

		MUTUAL FUND--1.7%
1,182,053	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	1,182,053

		TOTAL INVESTMENTS--100.3% (IDENTIFIED COST $58,258,499)[4]	68,302,711

		OTHER ASSETS AND LIABILITIES -- NET--(0.3)%[5]	(216,584)

		TOTAL NET ASSETS--100%	$68,086,127

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $58,718,397.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs

	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total

Equity Securities:

Domestic	$66,848,820	$--	$--	$66,848,820

International	271,838	--	--	271,838

Mutual Fund	1,182,053	--	--	1,182,053

TOTAL SECURITIES	$68,302,711	$--	$--	$68,302,711

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $1,182,053 of investments in an affiliated issuer (Note 5) (identified cost $58,258,499)		$68,302,711
Cash		111
Income receivable		17,100
Receivable for investments sold		2,248,747
Receivable for shares sold		227,505

TOTAL ASSETS		70,796,174

Liabilities:
Payable for investments purchased	$2,176,640
Payable for shares redeemed	392,868
Payable for distribution services fee (Note 5)	4,334
Payable for shareholder services fee (Note 5)	14,971
Accrued expenses	121,234

TOTAL LIABILITIES		2,710,047

Net assets for 8,643,760 shares outstanding		$68,086,127

Net Assets Consist of:
Paid-in capital		$116,506,529
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		10,044,509
Accumulated net realized loss on investments		(58,464,911)

TOTAL NET ASSETS		$68,086,127

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($39,246,221 ÷ 4,951,345 shares outstanding), no par value, unlimited shares authorized		$7.93

Offering price per share		$7.93

Redemption proceeds per share		$7.93

Class A Shares:
Net asset value per share ($21,682,113 ÷ 2,763,209 shares outstanding), no par value, unlimited shares authorized		$7.85

Offering price per share (100/94.50 of $7.85)		$8.31

Redemption proceeds per share		$7.85

Class B Shares:
Net asset value per share ($3,088,411 ÷ 395,196 shares outstanding), no par value, unlimited shares authorized		$7.81

Offering price per share		$7.81

Redemption proceeds per share (94.50/100 of $7.81)		$7.38

Class C Shares:
Net asset value per share ($4,069,382 ÷ 534,010 shares outstanding), no par value, unlimited shares authorized		$7.62

Offering price per share		$7.62

Redemption proceeds per share (99.00/100 of $7.62)		$7.54

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $23,627 received from an affiliated issuer) (Note 5)			$534,680

Expenses:
Investment adviser fee (Note 5)		$878,484
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		57,854
Transfer and dividend disbursing agent fees and expenses		456,027
Directors’/Trustees’ fees		2,043
Auditing fees		22,500
Legal fees		2,232
Portfolio accounting fees		77,814
Distribution services fee--Class B Shares (Note 5)		35,273
Distribution services fee--Class C Shares (Note 5)		31,200
Shareholder services fee--Class A Shares (Note 5)		54,370
Shareholder services fee--Class B Shares (Note 5)		11,758
Shareholder services fee--Class C Shares (Note 5)		10,158
Account administration fee--Class A Shares		263
Account administration fee--Class C Shares		242
Share registration costs		61,622
Printing and postage		81,804
Insurance premiums		4,584
Miscellaneous		6,542

TOTAL EXPENSES		2,064,770

Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(723,410)
Waiver of administrative personnel and services fee	(54,234)

TOTAL WAIVERS AND REIMBURSEMENT		(777,644)

Net expenses			1,287,126

Net investment income (loss)			(752,446)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments			(43,745,847)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			6,155,270

Net realized and unrealized loss on investments and foreign currency transactions			(37,590,577)

Change in net assets resulting from operations			$(38,343,023)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(752,446)	$(628,923)
Net realized loss on investments	(43,745,847)	(11,971,658)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	6,155,270	9,435,934

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(38,343,023)	(3,164,647)

Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	--	(155,811)
Class A Shares	--	(11,057)
Class C Shares	--	(6,609)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(173,477)

Share Transactions:
Proceeds from sale of shares	47,977,404	73,388,956
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Technology Fund	--	44,263,203
Net asset value of shares issued to shareholders in payment of distributions declared	--	146,644
Cost of shares redeemed	(51,913,689)	(21,595,763)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,936,285)	96,203,040

Regulatory Settlement Proceeds:
Net increase from regulatory settlement proceeds (Note 9)	21,744	--

Change in net assets	(42,257,564)	92,864,916

Net Assets:
Beginning of period	110,343,691	17,478,775

End of period (including accumulated net investment income (loss) of $0 and $(1,014), respectively)	$68,086,127	$110,343,691

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

Effective March 13, 2008, the Fund began offering Class B Shares.

On March 14, 2008, the Fund received assets from Federated Technology Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Federated Technology Fund Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination

3,954,962	$44,263,203	$(6,136,744)	$40,850,828	$85,114,031

1 Unrealized Depreciation is included in the Federated Technology Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”. As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008

Institutional Shares:	Shares	Amount	Shares	Amount

Shares sold	5,176,597	$39,561,116	4,827,064	$59,077,425
Shares issued to shareholders in payment of distributions declared	--	--	10,017	133,229
Shares redeemed	(5,561,903)	(39,745,579)	(747,875)	(8,924,748)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(385,306)	$(184,463)	4,089,206	$50,285,906

Year Ended July 31	2009		2008

Class A Shares:	Shares	Amount	Shares	Amount

Shares sold	813,650	$6,394,677	1,014,861	$12,172,465
Shares issued in connection with tax-free transfer of assets from Federated Technology Fund	--	--	1,965,099	21,986,533
Shares issued to shareholders in payment of distributions declared	--	--	766	10,117
Shares redeemed	(805,473)	(6,183,703)	(266,794)	(3,116,808)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	8,177	$210,974	2,713,932	$31,052,307

	Year Ended 7/31/2009		Period Ended 7/31/2008[1]

Class B Shares:	Shares	Amount	Shares	Amount

Shares sold	57,338	$513,202	12,136	$147,178
Shares issued to shareholders in payment of distributions declared	--	--	1,540,719	17,345,297
Shares redeemed	(507,162)	(4,183,051)	(707,835)	(8,399,050)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(449,824)	$(3,669,849)	845,020	$9,093,425

Year Ended July 31	2009		2008

Class C Shares:	Shares	Amount	Shares	Amount

Shares sold	201,191	$1,508,409	164,693	$1,991,888
Shares issued in connection with tax-free transfer of assets from Federated Technology Fund	--	--	449,144	4,931,373
Shares issued to shareholders in payment of distributions declared	--	--	254	3,298
Shares redeemed	(236,842)	(1,801,356)	(99,359)	(1,155,157)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(35,651)	$(292,947)	514,732	$5,771,402

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(862,604)	$(3,936,285)	8,162,890	$96,203,040

1 Reflects operations for the period from March 13, 2008 (date of initial investment) to July 31, 2008.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for expiration of capital loss carryforwards and net operating loss.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)

$(60,132,536)	$753,460	$59,379,076

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008

Ordinary income[1]	$--	$149,972

Long-term capital gains	$--	$23,505

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$9,584,611

Capital loss carryforwards and deferrals	$(58,005,013)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $58,718,397. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from foreign currency transactions was $9,584,314. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,119,067 and net unrealized depreciation from investments for those securities having an excess of cost over value of $534,753.

At July 31, 2009, the Fund had a capital loss carryforward of $22,546,183 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount

2010	$2,459,915

2016	$202,553

2017	$19,883,715

Capital loss carryforwards of $59,356,831 expired during the year ended July 31, 2009.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $35,458,830 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund’s average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund’s aggregate annual operating expenses to no more than the following annual percentages for each class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class

Institutional Shares	1.80%

Class A Shares	2.05%

Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $722,268 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds

0.150%	on the first $5 billion

0.125%	on the next $5 billion

0.100%	on the next $10 billion

0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $54,234 of its fee. The net fee paid to FAS was 0.282% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class

Class A Shares	0.05%

Class B Shares	0.75%

Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $9,188 of fees paid by the Fund. For the year ended July 31, 2009, the Fund’s Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $2,381 in sales charges from the sale of Class A Shares. FSC also retained $2,371 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC received $846 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund’s Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75%, 2.50% and 2.50%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $1,142. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income

Prime Value Obligations Fund, Institutional Shares	1,320,459	25,975,518	26,113,924	1,182,053	$1,182,053	$23,627

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$188,796,812

Sales	$192,710,445

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. REGULATORY SETTLEMENT PROCEEDS

The Fund received $21,744 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 9 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009

Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Positions: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008

Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.;
(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract--May 2009

FEDERATED MDT SMALL CAP GROWTH FUND (THE “FUND”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2009. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds’ Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund’s quantitative investment program is of such a type.

For both the one- and three-year periods covered by the report, the Fund’s performance was above the median of the relevant peer group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year period.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund’s investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund’s advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call
1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R759

37315 (9/09)

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap Value Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.33		$11.37		$10.61		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.01	) [3]	(0.04	) [3]	(0.05	) [3]	(0.07	) [3]
Net realized and unrealized gain (loss) on investments	(3.53)		(0.24)		0.81		0.68
TOTAL FROM INVESTMENT OPERATIONS	(3.54)		(0.28)		0.76		0.61
Less Distributions:
Distributions from net realized gain on investments	--		(0.76)		--		--
Net Asset Value, End of Period	$ 6.79		$10.33		$11.37		$10.61
Total Return [4]	(34.27)%		(2.69)%		7.16%		6.10%

Ratios to Average Net Assets:
Net expenses	1.74%		1.75%		1.75%		2.00	% [5]
Net investment income (loss)	(0.15)%		(0.32)%		(0.44)%		(0.59	)% [5]
Expense waiver/reimbursement [6]	1.98%		3.05%		4.45%		34.07	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,795		$3,179		$2,950		$699
Portfolio turnover	264%		245%		240%		124%

1 MDT Small Cap Value Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Value Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.10		$11.21		$10.54		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.06	) [3]	(0.12	) [3]	(0.14	) [3]	(0.15	) [3]
Net realized and unrealized gain (loss) on investments	(3.45)		(0.23)		0.81		0.69
TOTAL FROM INVESTMENT OPERATIONS	(3.51)		(0.35)		0.67		0.54
Less Distributions:
Distributions from net realized gain on investments	--		(0.76)		--		--
Net Asset Value, End of Period	$ 6.59		$10.10		$11.21		$10.54
Total Return [4]	(34.75)%		(3.38)%		6.36%		5.40%

Ratios to Average Net Assets:
Net expenses	2.49%		2.50%		2.50%		2.75	% [5]
Net investment income (loss)	(0.89)%		(1.11)%		(1.20)%		(1.34	)% [5]
Expense waiver/reimbursement [6]	2.01%		2.73%		4.06%		34.07	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,078		$3,195		$951		$51
Portfolio turnover	264%		245%		240%		124%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,056.00	$ 8.82
Class C Shares	$1,000	$1,052.70	$12.62
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.22	$ 8.65
Class C Shares	$1,000	$1,012.50	$12.37

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.73%
Class C Shares	2.48%

Management's Discussion of Fund Performance (unaudited)

The Fund's total return for the fiscal year ended July 31, 2009 was -34.27% for Class A Shares and -34.75% for Class C Shares, respectively, based on net asset value. The total returns of the Russell 2000 ® Value Index 1 and the Lipper Small-Cap Value Funds Index 2 were -20.67% and -16.55%, respectively, for the same reporting period. The Fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell index.

The following discussion will focus on the performance of the Fund's Class A Shares.

1 The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager's opportunity set. The index is unmanaged, and investments cannot be made directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. The index is unmanaged, and investments cannot be made directly in an index.

MARKET OVERVIEW

Over the 12-month reporting period ended July 31, 2009 domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000 ® Index, 3 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large-cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 4 which exceeded the return of mid- and small-cap stocks 5 as evidenced by the -20.72% and -22.23% results for the Russell 2000 ® Index 6 and the Russell Midcap ® Index, 7 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 8 returning -17.81% as compared to -22.74% for the Russell 3000 ® Value Index. 9

The best performing sectors in the Russell 3000 ® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

3 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and investments cannot be made directly in an index.

4 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and investments cannot be made directly in an index.

5 Small-company stocks may be less liquid and subject to greater price volatility than large-capitalization stocks.

6 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made directly in an index.

7 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and investments cannot be made directly in an index.

8 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged, and investments cannot be made directly in an index.

9 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged, and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the Fund's performance relative to the Russell 2000 ® Value Index was stock selection in the Financials and Energy sectors. Stock selection in the Telecomm Services sector also contributed moderately. Individual stocks contributing to the Fund's performance relative to the Russell 2000 ® Value Index included: Ocwen Financial Corporation; Jos. A. Bank Clothiers, Incorporated; Valeant Pharmaceuticals International; and Western Refining, Incorporated.

The most significant negative factor in the Fund's performance relative to the Russell 2000 ® Value Index was an overweight in the Energy sector. Stock selection in the Industrials, Consumer Discretionary, Consumer Staples and Information Technology sectors also detracted significantly. Individual stocks detracting from the Fund's performance relative to the Russell 2000 ® Value Index included: The Andersons, Incorporated; Genco Shipping & Trading Limited; Terra Industries, Incorporated; and Ferro Corporation.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Value Fund 2 (Class A Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000 ® Value Index (Russell 2000 ® Value) 3 and the Lipper Small-Cap Value Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-37.88%
Start of Performance (9/15/2005)	-9.22%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 ® Value and the Lipper Small-Cap Value Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Value Fund.

3 The Russell 2000 ® Value is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Value Fund 2 (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000 ® Value Index (Russell 2000 ® Value) 3 and the Lipper Small-Cap Value Funds Index. 4 The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell index.

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-35.40%
Start of Performance (9/15/2005)	-8.57%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 ® Value and the Lipper Small-Cap Value Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Value Fund.

3 The Russell 2000 ® Value is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Property Liability Insurance	9.4%
Multi-Line Insurance	7.0%
Electric Utility	6.4%
Financial Services	4.6%
Grocery Chain	4.3%
Specialty Retailing	4.1%
Regional Bank	3.2%
Clothing Stores	3.1%
Crude Oil & Gas Production	2.8%
Restaurant	2.1%
Apparel	1.9%
Packaged Foods	1.9%
Paper Products	1.8%
Poultry Products	1.6%
Printed Circuit Boards	1.6%
Savings & Loan	1.6%
Computer Services	1.5%
Cosmetics & Toiletries	1.5%
Services to Medical Professionals	1.5%
Undesignated Consumer Cyclicals	1.5%
Electrical Equipment	1.4%
Home Health Care	1.3%
Industry Composition	Percentage of Total Net Assets
Book Publishing	1.2%
Computer Networking	1.2%
Hotels and Motels	1.2%
Leasing	1.2%
Ethical Drugs	1.1%
Other Tobacco Products	1.1%
Miscellaneous Food Products	1.0%
Shoes	1.0%
Other [2]	22.9%
Cash Equivalents [3]	1.3%
Other Assets and Liabilities - Net [4]	0.7%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--98.0%
		Agricultural Machinery--0.1%
1,873		Alamo Group, Inc.	$25,904
		Airline - National--0.2%
1,523	[1]	Atlas Air Worldwide Holdings, Inc.	38,014
		Aluminum--0.2%
1,381		Kaiser Aluminum Corp.	45,656
		Apparel--1.9%
15,731	[1]	Iconix Brand Group, Inc.	275,607
11,794		Jones Apparel Group, Inc.	162,285
		TOTAL	437,892
		Book Publishing--1.2%
12,044		Scholastic Corp.	271,592
		Building Materials--0.1%
374		Ameron, Inc.	27,871
		Cable TV--0.3%
12,569	[1]	Mediacom Communications Corp.	60,206
		Closed End Fund--0.3%
9,274		Pennantpark Investment Corp.	76,789
		Clothing Stores--3.1%
12,991		Cato Corp., Class A	258,261
621	[1]	Charlotte Russe Holdings, Inc.	9,321
952	[1]	Children's Place Retail Stores, Inc.	31,197
20,340	[1]	Dress Barn, Inc.	317,101
216	[1]	Jos A. Bank Clothiers, Inc.	7,903
5,260		Mens Wearhouse, Inc.	113,669
		TOTAL	737,452
Shares			Value
		COMMON STOCKS--continued
		Commodity Chemicals--0.7%
2,300		Newmarket Corp.	$173,995
		Computer Networking--1.2%
10,118		Black Box Corp.	277,941
		Computer Peripherals--0.3%
10,371	[1]	RadiSys Corp.	82,138
		Computer Services--1.5%
3,929		Fair Isaac & Co., Inc.	75,398
9,411	[1]	Synnex Corp.	267,461
		TOTAL	342,859
		Construction Machinery--0.4%
4,696		Tutor Perini Corp.	86,641
		Contracting--0.1%
1,099	[1]	Insituform Technologies, Inc., Class A	20,222
		Cosmetics & Toiletries--1.5%
11,727	[1]	Helen of Troy Ltd.	255,062
15,082	[1]	Sally Beauty Holdings, Inc.	105,272
		TOTAL	360,334
		Crude Oil & Gas Production--2.8%
10,377	[1]	ATP Oil & Gas Corp.	80,422
1,938		Berry Petroleum Co., Class A	45,969
6,265	[1]	Harvest Natural Resources, Inc.	40,535
17,620	[1]	Rosetta Resources, Inc.	182,719
8,145	[1]	Stone Energy Corp.	88,455
7,209	[1]	Swift Energy Co.	142,017
9,059	[1]	Tetra Technologies, Inc.	69,845
		TOTAL	649,962
		Defense Aerospace--0.5%
5,875	[1]	AAR Corp.	112,389
		Defense Electronics--0.4%
8,174	[1]	Herley Industries, Inc.	99,559
		Diversified Leisure--0.8%
7,105	[1]	Life Time Fitness, Inc.	180,822
1,375	[1]	Pinnacle Entertainment, Inc.	13,791
		TOTAL	194,613
Shares			Value
		COMMON STOCKS--continued
		Electric & Electric Original Equipment Manufacturer--0.5%
3,257		Cubic Corp.	$127,544
		Electric Utility--6.4%
5,981		Allete, Inc.	191,272
14,683		Avista Corp.	271,929
2,441		Black Hills Corp.	63,490
684		Cleco Corp.	16,204
10,028		Empire Distribution Electric Co.	184,014
12,320		Idacorp, Inc.	341,510
1,268		PNM Resources, Inc.	15,470
1,815		Portland General Electric Co.	34,539
7,102		UIL Holdings Corp.	173,289
3,534		UniSource Energy Corp.	97,538
5,107		Unitil Corp.	105,409
		TOTAL	1,494,664
		Electrical Equipment--1.4%
10,919		Brady (W.H.) Co.	321,128
		Electronic Instruments--0.2%
1,272	[1]	Cymer, Inc.	43,515
		Ethical Drugs--1.1%
9,923	[1]	Valeant Pharmaceuticals International	256,013
		Financial Services--4.6%
1,418	[1]	America's Car-Mart, Inc.	31,012
6,556	[1]	Asset Acceptance Capital Corp.	50,743
6,444		Banco Latinoamericano de Comercio Exterior SA, Class E	82,934
17,013		Blackrock Kelso Capital Corp.	143,590
10,435		Deluxe Corp.	163,308
8,835	[1]	Encore Capital Group, Inc.	109,201
16,995		Hercules Technology Growth Capital, Inc.	166,381
5,365	[1]	Nelnet, Inc., Class A	76,666
14,231	[1]	PHH Corp.	260,854
		TOTAL	1,084,689
Shares			Value
		COMMON STOCKS--continued
		Food Processing--0.5%
14,379		B&G Foods, Inc., Class A	$120,065
		Furniture--0.3%
2,699		Aaron's, Inc.	74,142
		Gas Distributor--0.8%
1,067		Laclede Group, Inc.	35,819
1,840		NICOR, Inc.	67,050
2,431		WGL Holdings, Inc.	80,515
		TOTAL	183,384
		Generic Drugs--0.8%
4,489	[1]	Hi-Tech Pharmacal Co., Inc.	70,253
6,724	[1]	Par Pharmaceutical Cos., Inc.	108,996
		TOTAL	179,249
		Greeting Cards--0.4%
5,594		American Greetings Corp., Class A	88,217
		Grocery Chain--4.3%
9,784		Casey's General Stores, Inc.	268,375
5,080		Ruddick Corp.	119,380
10,592	[1]	The Pantry, Inc.	185,890
12,898		Weis Markets, Inc.	426,537
		TOTAL	1,000,182
		Home Health Care--1.3%
19,272	[1]	Odyssey Healthcare, Inc.	224,519
3,447	[1]	Wellcare Health Plans, Inc.	76,730
		TOTAL	301,249
		Home Products--0.8%
17,190	[1]	Central Garden & Pet Co., Class A	194,075
		Hospitals--0.3%
6,830	[1]	MedCath Corp.	82,370
		Hotels and Motels--1.2%
14,830		Ameristar Casinos, Inc.	277,173
		Insurance Brokerage--0.2%
1,981		Baldwin & Lyons, Inc., Class B	42,928
		Internet Services--0.8%
4,521	[1]	EarthLink Network, Inc.	38,202
15,958		United Online, Inc.	146,494
		TOTAL	184,696
Shares			Value
		COMMON STOCKS--continued
		Leasing--1.2%
3,931		Financial Federal Corp.	$79,721
16,653		Textainer Group Holdings Ltd.	200,169
		TOTAL	279,890
		Life Insurance--0.9%
13,770		American Equity Investment Life Holding Co.	99,695
56		Delphi Financial Group, Inc., Class A	1,335
12,314	[1]	Universal American Financial Corp.	112,057
		TOTAL	213,087
		Long-Term Care Centers--0.8%
2,286		Assisted Living Concepts, Inc.	32,918
10,686	[1]	Kindred Healthcare, Inc.	150,031
		TOTAL	182,949
		Maritime--0.5%
3,589		Genco Shipping & Trading Ltd.	85,813
2,445		TAL International Group, Inc.	27,115
		TOTAL	112,928
		Medical Technology--0.2%
4,851	[1]	Ev3, Inc.	59,522
		Metal Fabrication--0.1%
7,090		North American Galvanizing Co.	35,450
		Miscellaneous Communications--0.8%
17,470		Harte-Hanks	189,025
		Miscellaneous Food Products--1.0%
2,069	[1]	Fresh Del Monte Produce, Inc.	44,297
5,661		The Anderson's, Inc.	182,397
		TOTAL	226,694
		Miscellaneous Machinery--0.8%
4,140		Nordson Corp.	185,886
		Miscellaneous Metals--0.1%
7,712	[1]	USEC, Inc.	29,845
		Motion Pictures--0.7%
15,547		Cinemark Holdings, Inc.	172,416
		Multi-Line Insurance--7.0%
13,864	[1]	Amerisafe, Inc.	230,558
3,919		EMC Insurance Group, Inc.	94,801
5,423	[1]	FPIC Insurance Group, Inc.	186,280
Shares			Value
		COMMON STOCKS--continued
		Multi-Line Insurance--continued
5,749		Harleysville Group, Inc.	$178,334
10,029		Infinity Property & Casualty	416,605
20,327		Montpelier Re Holdings Ltd.	318,727
4,659	[1]	Navigators Group, Inc.	229,735
		TOTAL	1,655,040
		Natural Gas Production--0.3%
5,382	[1]	Natural Gas Services Group, Inc.	74,218
		Office Supplies--0.3%
4,371		Ennis Business Forms, Inc.	64,385
		Offshore Driller--0.8%
4,219	[1]	Bristow Group, Inc.	139,649
1,814	[1]	Hornbeck Offshore Services, Inc.	39,509
		TOTAL	179,158
		Oil Refiner--0.9%
10,180	[1]	CVR Energy, Inc.	86,937
13,421		Delek US Holdings, Inc.	114,347
		TOTAL	201,284
		Oil Service, Explore & Drill--0.8%
6,290	[1]	Cal Dive International, Inc.	56,170
900	[1]	Dawson Geophysical Co.	27,369
14,820	[1]	Global Industries Ltd.	101,221
		TOTAL	184,760
		Other Communications Equipment--0.2%
3,034	[1]	Netgear, Inc.	51,608
108	[1]	Skyworks Solutions, Inc.	1,305
		TOTAL	52,913
		Other Tobacco Products--1.1%
8,002		Schweitzer-Mauduit International, Inc.	261,665
		Outpatient Clinics--0.3%
4,141	[1]	U.S. Physical Therapy, Inc.	67,705
		Packaged Foods--1.9%
8,065	[1]	Bway Holding Co.	128,637
3,109	[1]	Chiquita Brands International	38,085
666		J&J Snack Foods Corp.	28,864
5,449		Lancaster Colony Corp.	248,147
		TOTAL	443,733
Shares			Value
		COMMON STOCKS--continued
		Paper Products--1.8%
5,256		Clearwater Paper Corp.	$210,608
17,605		Glatfelter (P.H.) Co.	182,212
867	[1]	Orchids Paper Products Co.	19,811
1,994		Wausau-Mosinee Paper Corp.	18,744
		TOTAL	431,375
		Personal Loans--0.4%
4,351	[1]	World Acceptance Corp.	103,206
		Personnel Agency--0.1%
3,585	[1]	StarTek, Inc.	33,878
		Plastic--0.4%
4,215	[1]	Polyone Corp.	18,082
6,009		Spartech Corp.	75,113
		TOTAL	93,195
		Poultry Products--1.6%
9,529		Sanderson Farms, Inc.	387,640
		Printed Circuit Boards--1.6%
6,992	[1]	PMC-Sierra, Inc.	63,977
10,460	[1]	Sigma Designs, Inc.	169,138
15,471	[1]	TTM Technologies	152,699
		TOTAL	385,814
		Printing--0.3%
5,300		Multi-Color Corp.	82,786
		Property Liability Insurance--9.4%
4,572		American Physicians Capital, Inc.	203,408
8,006		American Physicians Service Group, Inc.	179,094
4,886	[1]	American Safety Insurance Holdings, Ltd.	80,277
4,362	[1]	Argo Group International Holdings Ltd.	146,563
2,207	[1]	CNA Surety Corp.	34,694
624	[1]	Enstar Group Ltd.	37,346
4,161	[1]	First Mercury Financial Corp.	60,126
620	[1]	Hallmark Financial Services, Inc.	4,067
11,344		Horace Mann Educators Corp.	128,754
4,801		Max Capital Group Ltd.	95,876
20,928		Meadowbrook Insurance Group, Inc.	165,541
Shares			Value
		COMMON STOCKS--continued
		Property Liability Insurance--continued
7,172		National Interstate Corp.	$129,239
4,323		OneBeacon Insurance Group Ltd.	48,850
9,391	[1]	PMA Capital Corp.	54,468
10,945		Platinum Underwriters Holdings Ltd.	369,394
5,351	[1]	ProAssurance Corp.	271,724
3,897		RLI Corp.	193,330
		TOTAL	2,202,751
		Regional Bank--3.2%
1,510	[1]	Alliance Financial Corp.	42,869
5,795		First Bancorp, Inc.	105,527
1,258		Great Southern Bancorp, Inc.	26,418
4,429	[1]	Northrim BanCorp, Inc.	65,106
6,611		Oriental Financial Group	93,281
1,681		Park National Corp.	107,164
3,410		Peoples Bancorp, Inc.	62,437
1,281		Southside Bancshares, Inc.	29,002
4,056		The First of Long Island Corp.	103,915
8,477		Trustco Bank Corp.	53,320
7,065		Wilshire Bancorp, Inc.	51,998
		TOTAL	741,037
		Restaurant--2.1%
13,209		Bob Evans Farms, Inc.	383,325
5,562	[1]	Domino's Pizza, Inc.	45,720
8,321		Ruby Tuesday, Inc.	62,241
		TOTAL	491,286
		Rubber--0.0%
439		Cooper Tire & Rubber Co.	6,480
		Savings & Loan--1.6%
3,072		Dime Community Bancorp, Inc.	36,987
4,489		First Defiance Financial Corp.	68,368
8,314		Newalliance Bancshares, Inc.	101,847
1,312		OceanFirst Financial Corp.	15,967
8,279	[1]	Ocwen Financial Corp.	117,976
2,386		Roma Financial Corp.	30,732
		TOTAL	371,877
Shares			Value
		COMMON STOCKS--continued
		Semiconductor Manufacturing--0.4%
14,370	[1]	Triquint Semiconductor, Inc.	$103,177
		Services to Medical Professionals--1.5%
10,618	[1]	BioScrip, Inc.	62,752
11,608	[1]	RehabCare Group, Inc.	279,289
		TOTAL	342,041
		Shoes--1.0%
6,037	[1]	Genesco, Inc.	131,124
4,281	[1]	Skechers USA, Inc., Class A	59,206
4,071	[1]	Timberland Co., Class A	55,528
		TOTAL	245,858
		Silver Production--0.7%
11,202		Coeur d'Alene Mines Corp.	159,068
		Specialty Retailing--4.1%
8,213		Asbury Automotive Group, Inc.	114,900
4,345		Barnes & Noble, Inc.	100,065
15,413	[1]	Cabela's, Inc., Class A	249,845
6,577	[1]	Conn's, Inc.	82,936
8,411	[1]	Dorman Products, Inc.	137,688
14,419		Finish Line, Inc., Class A	125,445
1,574		Pep Boys-Manny Moe & Jack	15,630
3,323		Sonic Automotive, Inc.	40,873
7,634		Stage Stores, Inc.	95,272
		TOTAL	962,654
		Surveillance-Detection--0.2%
2,308	[1]	Checkpoint Systems, Inc.	39,998
		Technology Services--0.2%
6,355		Web.com Group, Inc.	39,020
		Telecommunication Equipment & Services--0.6%
5,031	[1]	Arris Group, Inc.	61,278
3,108		Plantronics, Inc.	73,566
		TOTAL	134,844
Shares			Value
		COMMON STOCKS--continued
		Telephone Utility--0.2%
894		Atlantic Telephone Network, Inc.	$37,485
		Toys & Games--0.4%
5,758	[1]	RC2 Corp.	87,925
		Truck Manufacturing--0.3%
4,172		Federal Signal Corp.	36,964
4,618		Spartan Motors, Inc.	32,326
		TOTAL	69,290
		Trucking--0.1%
1,092	[1]	Marten Transport Ltd.	19,263
		Undesignated Consumer Cyclicals--1.5%
9,074	[1]	Cornell Corrections, Inc.	155,438
2,734	[1]	Lincoln Educational Services	55,664
3,370	[1]	Rent-A-Center, Inc.	69,961
15,302		Stewart Enterprises, Inc., Class A	74,827
324	[1]	Universal Technical Institute, Inc.	5,142
		TOTAL	361,032
		Undesignated Technology--0.1%
3,711	[1]	American Reprographics Co.	32,100
		TOTAL COMMON STOCKS (IDENTIFIED COST $20,433,757)	23,014,945
		MUTUAL FUND--1.3%
300,557	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	300,557
		TOTAL INVESTMENTS--99.3% (IDENTIFIED COST $20,734,314) [4]	23,315,502
		OTHER ASSETS AND LIABILITIES--NET - 0.7% [5]	160,839
		TOTAL NET ASSETS--100%	$23,476,341

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $20,952,943.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$21,546,080	$--	$--	$21,546,080
International	1,468,865	--	--	1,468,865
Mutual Fund	300,557	--	--	300,557
TOTAL SECURITIES	$23,315,502	$--	$--	$23,315,502

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $300,557 of investments in an affiliated issuer (Note 5) (identified cost $20,734,314)		$23,315,502
Cash		7,999
Income receivable		14,274
Receivable for investments sold		1,101,874
Receivable for shares sold		68,441
TOTAL ASSETS		24,508,090
Liabilities:
Payable for investments purchased	$958,136
Payable for shares redeemed	9,618
Payable for auditing fees	22,500
Payable for distribution services fee (Note 5)	1,843
Payable for shareholder services fee (Note 5)	2,757
Accrued expenses	36,895
TOTAL LIABILITIES		1,031,749
Net assets for 3,442,160 shares outstanding		$23,476,341
Net Assets Consist of:
Paid-in capital		$34,797,003
Net unrealized appreciation of investments		2,581,188
Accumulated net realized loss on investments		(13,901,850)
TOTAL NET ASSETS		$23,476,341
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($18,604,227 ÷ 2,710,795 shares outstanding), no par value, unlimited shares authorized		$6.86
Offering price per share		$6.86
Redemption proceeds per share		$6.86
Class A Shares:
Net asset value per share ($1,794,571 ÷ 264,250 shares outstanding), no par value, unlimited shares authorized		$6.79
Offering price per share (100/94.50 of $6.79)		$7.19
Redemption proceeds per share		$6.79
Class C Shares:
Net asset value per share ($3,077,543 ÷ 467,115 shares outstanding), no par value, unlimited shares authorized		$6.59
Offering price per share		$6.59
Redemption proceeds per share (99.00/100 of $6.59)		$6.52

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $7,356 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $587)			$357,510
Expenses:
Investment adviser fee (Note 5)		$254,857
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		37,417
Transfer and dividend disbursing agent fees and expenses		71,454
Directors'/Trustees' fees		1,353
Auditing fees		22,500
Legal fees		1,461
Portfolio accounting fees		75,593
Distribution services fee--Class C Shares (Note 5)		21,581
Shareholder services fee--Class A Shares (Note 5)		5,401
Shareholder services fee--Class C Shares (Note 5)		7,194
Share registration costs		37,895
Printing and postage		33,255
Insurance premiums		4,492
Interest expense		106
Miscellaneous		2,384
TOTAL EXPENSES		806,943
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(254,857)
Waiver of administrative personnel and services fee	(44,779)
Reimbursement of other operating expenses	(142,853)
TOTAL WAIVERS AND REIMBURSEMENTS		(442,489)
Net expenses			364,454
Net investment income (loss)			(6,944)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(11,773,391)
Net change in unrealized appreciation of investments			2,264,282
Net realized and unrealized loss on investments			(9,509,109)
Change in net assets resulting from operations			$(9,516,053)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(6,944)	$(34,816)
Net realized loss on investments	(11,773,391)	(2,063,606)
Net change in unrealized appreciation/depreciation of investments	2,264,282	950,455
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(9,516,053)	(1,147,967)
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	--	(638,272)
Class A Shares	--	(198,621)
Class C Shares	--	(63,763)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(900,656)
Share Transactions:
Proceeds from sale of shares	16,057,040	21,054,023
Net asset value of shares issued to shareholders in payment of distributions declared	--	316,054
Cost of shares redeemed	(10,819,501)	(6,659,980)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,237,539	14,710,097
Change in net assets	(4,278,514)	12,661,474
Net Assets:
Beginning of period	27,754,855	15,093,381
End of period	$23,476,341	$27,754,855

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,959,660	$13,399,032	1,548,526	$16,894,234
Shares issued to shareholders in payment of distributions declared	--	--	7,094	75,830
Shares redeemed	(1,301,790)	(9,195,866)	(482,513)	(5,241,402)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	657,870	$4,203,166	1,073,107	$11,728,662

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	100,371	$768,645	134,417	$1,472,044
Shares issued to shareholders in payment of distributions declared	--	--	17,137	182,165
Shares redeemed	(143,809)	(981,169)	(103,407)	(1,103,930)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(43,438)	$(212,524)	48,147	$550,279

Year Ended July 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	254,156	$1,889,363	256,136	$2,687,745
Shares issued to shareholders in payment of distributions declared	--	--	5,566	58,059
Shares redeemed	(103,429)	(642,466)	(30,126)	(314,648)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	150,727	$1,246,897	231,576	$2,431,156
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	765,159	$5,237,539	1,352,830	$14,710,097

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)
$(6,944)	$6,944

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008
Ordinary income [1]	$--	$885,746
Long-term capital gains	$--	$ 14,910

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$ 2,362,559
Capital loss carryforwards and deferrals	$(13,683,221)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $20,952,943. The net unrealized appreciation of investments for federal tax purposes was $2,362,559. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,739,556 and net unrealized depreciation from investments for those securities having an excess of cost over value of $376,997.

At July 31, 2009, the Fund had a capital loss carryforward of $4,459,356 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$ 176,370
2017	$4,282,986

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $9,223,865 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $254,441 of its fee and reimbursed $142,853 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $44,779 of its fee. The net fee paid to FAS was 0.836% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $14,357 of fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $945 in sales charges from the sale of Class A Shares. FSC also retained $2,716 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $416. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	382,184	12,573,734	12,655,361	300,557	$300,557	$7,356

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$63,915,257
Sales	$58,890,272

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Value Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Value Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED MDT SMALL CAP VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

For the periods covered by the report, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Small Cap Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R742
Cusip 31421R734

37334 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap Value Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,					Period Ended
	2009	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.41	$11.42		$10.64		$10.00
Income From Investment Operations:
Net investment income (loss)	0.01 [3]	(0.01	) [3]	(0.02	) [3]	(0.03	) [3]
Net realized and unrealized gain (loss) on investments	(3.56)	(0.24)		0.80		0.67
TOTAL FROM INVESTMENT OPERATIONS	(3.55)	(0.25)		0.78		0.64
Less Distributions:
Distributions from net realized gain on investments	--	(0.76)		--		--
Net Asset Value, End of Period	$6.86	$10.41		$11.42		$10.64
Total Return [4]	(34.10)%	(2.41)%		7.33%		6.40%

Ratios to Average Net Assets:
Net expenses	1.49%	1.50%		1.50%		1.75	% [5]
Net investment income (loss)	0.13%	(0.08)%		(0.17)%		(0.34	)% [5]
Expense waiver/reimbursement [6]	2.00%	2.80%		3.75%		34.07	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$18,604	$21,381		$11,192		$599
Portfolio turnover	264%	245%		240%		124%

1 MDT Small Cap Value Fund (the "Predecessor Fund") was reorganized into the Federated MDT Small Cap Value Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual	$1,000	$1,057.00	$7.55
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.46	$7.40

1 Expenses are equal to the Fund's annualized net expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

Management's Discussion of Fund Performance (unaudited)

The Fund's total return for the fiscal year ended July 31, 2009 was -34.10%. The total returns of the Russell 2000 ® Value Index 1 and the Lipper Small-Cap Value Funds Index 2 were -20.67% and -16.55%, respectively, for the same reporting period. The Fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell index.

1 The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager's opportunity set. The index is unmanaged, and investments cannot be made directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. The index is unmanaged, and investments cannot be made directly in an index.

Market Overview

Over the reporting period ended July 31, 2009, domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000 ® Index, 3 which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large-cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 4 which exceeded the return of mid- and small-cap stocks 5 as evidenced by the -20.72% and -22.23% results for the Russell 2000 ® Index 6 and the Russell Midcap ® Index, 7 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 8 returning -17.81% as compared to -22.74% for the Russell 3000 Value ® Index. 9

The best performing sectors in the Russell 3000 ® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

3 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and investments cannot be made directly in an index.

4 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and investments cannot be made directly in an index.

5 Small-company stocks may be less liquid and subject to greater price volatility than large-capitalization stocks.

6 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made directly in an index.

7 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged, and investments cannot be made directly in an index.

8 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged, and investments cannot be made directly in an index.

9 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged, and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the Fund's performance relative to the Russell 2000 ® Value Index was stock selection in the Financials and Energy sectors. Stock selection in the Telecomm Services sector also contributed moderately. Individual stocks contributing to the Fund's performance relative to the Russell 2000 ® Value Index included: Ocwen Financial Corporation; Jos. A. Bank Clothiers, Incorporated; Valeant Pharmaceuticals International; and Western Refining, Incorporated.

The most significant negative factor in the Fund's performance relative to the Russell 2000 ® Value Index was an overweight in the Energy sector. Stock selection in the Industrials, Consumer Discretionary, Consumer Staples, and Information Technology sectors also detracted significantly. Individual stocks detracting from the Fund's performance relative to the Russell 2000 ® Value Index included: The Andersons, Incorporated; Genco Shipping & Trading Limited; Terra Industries, Incorporated; and Ferro Corporation.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Small Cap Value Fund 2 (Institutional Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 2000 ® Value Index (Russell 2000 ® Value) 3 and the Lipper Small-Cap Value Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-34.10%
Start of Performance (9/15/2005)	-7.65%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 ® Value and the Lipper Small-Cap Value Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Value Fund.

3 The Russell 2000 ® Value is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Property Liability Insurance	9.4%
Multi-Line Insurance	7.0%
Electric Utility	6.4%
Financial Services	4.6%
Grocery Chain	4.3%
Specialty Retailing	4.1%
Regional Bank	3.2%
Clothing Stores	3.1%
Crude Oil & Gas Production	2.8%
Restaurant	2.1%
Apparel	1.9%
Packaged Foods	1.9%
Paper Products	1.8%
Poultry Products	1.6%
Printed Circuit Boards	1.6%
Savings & Loan	1.6%
Computer Services	1.5%
Cosmetics & Toiletries	1.5%
Services to Medical Professionals	1.5%
Undesignated Consumer Cyclicals	1.5%
Electrical Equipment	1.4%
Home Health Care	1.3%
Industry Composition	Percentage of Total Net Assets
Book Publishing	1.2%
Computer Networking	1.2%
Hotels and Motels	1.2%
Leasing	1.2%
Ethical Drugs	1.1%
Other Tobacco Products	1.1%
Miscellaneous Food Products	1.0%
Shoes	1.0%
Other [2]	22.9%
Cash Equivalents [3]	1.3%
Other Assets and Liabilities - Net [4]	0.7%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--98.0%
		Agricultural Machinery--0.1%
1,873		Alamo Group, Inc.	$25,904
		Airline - National--0.2%
1,523	[1]	Atlas Air Worldwide Holdings, Inc.	38,014
		Aluminum--0.2%
1,381		Kaiser Aluminum Corp.	45,656
		Apparel--1.9%
15,731	[1]	Iconix Brand Group, Inc.	275,607
11,794		Jones Apparel Group, Inc.	162,285
		TOTAL	437,892
		Book Publishing--1.2%
12,044		Scholastic Corp.	271,592
		Building Materials--0.1%
374		Ameron, Inc.	27,871
		Cable TV--0.3%
12,569	[1]	Mediacom Communications Corp.	60,206
		Closed End Fund--0.3%
9,274		Pennantpark Investment Corp.	76,789
		Clothing Stores--3.1%
12,991		Cato Corp., Class A	258,261
621	[1]	Charlotte Russe Holdings, Inc.	9,321
952	[1]	Children's Place Retail Stores, Inc.	31,197
20,340	[1]	Dress Barn, Inc.	317,101
216	[1]	Jos A. Bank Clothiers, Inc.	7,903
5,260		Mens Wearhouse, Inc.	113,669
		TOTAL	737,452
Shares			Value
		COMMON STOCKS--continued
		Commodity Chemicals--0.7%
2,300		Newmarket Corp.	$173,995
		Computer Networking--1.2%
10,118		Black Box Corp.	277,941
		Computer Peripherals--0.3%
10,371	[1]	RadiSys Corp.	82,138
		Computer Services--1.5%
3,929		Fair Isaac & Co., Inc.	75,398
9,411	[1]	Synnex Corp.	267,461
		TOTAL	342,859
		Construction Machinery--0.4%
4,696		Tutor Perini Corp.	86,641
		Contracting--0.1%
1,099	[1]	Insituform Technologies, Inc., Class A	20,222
		Cosmetics & Toiletries--1.5%
11,727	[1]	Helen of Troy Ltd.	255,062
15,082	[1]	Sally Beauty Holdings, Inc.	105,272
		TOTAL	360,334
		Crude Oil & Gas Production--2.8%
10,377	[1]	ATP Oil & Gas Corp.	80,422
1,938		Berry Petroleum Co., Class A	45,969
6,265	[1]	Harvest Natural Resources, Inc.	40,535
17,620	[1]	Rosetta Resources, Inc.	182,719
8,145	[1]	Stone Energy Corp.	88,455
7,209	[1]	Swift Energy Co.	142,017
9,059	[1]	Tetra Technologies, Inc.	69,845
		TOTAL	649,962
		Defense Aerospace--0.5%
5,875	[1]	AAR Corp.	112,389
		Defense Electronics--0.4%
8,174	[1]	Herley Industries, Inc.	99,559
		Diversified Leisure--0.8%
7,105	[1]	Life Time Fitness, Inc.	180,822
1,375	[1]	Pinnacle Entertainment, Inc.	13,791
		TOTAL	194,613
Shares			Value
		COMMON STOCKS--continued
		Electric & Electric Original Equipment Manufacturer--0.5%
3,257		Cubic Corp.	$127,544
		Electric Utility--6.4%
5,981		Allete, Inc.	191,272
14,683		Avista Corp.	271,929
2,441		Black Hills Corp.	63,490
684		Cleco Corp.	16,204
10,028		Empire Distribution Electric Co.	184,014
12,320		Idacorp, Inc.	341,510
1,268		PNM Resources, Inc.	15,470
1,815		Portland General Electric Co.	34,539
7,102		UIL Holdings Corp.	173,289
3,534		UniSource Energy Corp.	97,538
5,107		Unitil Corp.	105,409
		TOTAL	1,494,664
		Electrical Equipment--1.4%
10,919		Brady (W.H.) Co.	321,128
		Electronic Instruments--0.2%
1,272	[1]	Cymer, Inc.	43,515
		Ethical Drugs--1.1%
9,923	[1]	Valeant Pharmaceuticals International	256,013
		Financial Services--4.6%
1,418	[1]	America's Car-Mart, Inc.	31,012
6,556	[1]	Asset Acceptance Capital Corp.	50,743
6,444		Banco Latinoamericano de Comercio Exterior SA, Class E	82,934
17,013		Blackrock Kelso Capital Corp.	143,590
10,435		Deluxe Corp.	163,308
8,835	[1]	Encore Capital Group, Inc.	109,201
16,995		Hercules Technology Growth Capital, Inc.	166,381
5,365	[1]	Nelnet, Inc., Class A	76,666
14,231	[1]	PHH Corp.	260,854
		TOTAL	1,084,689
Shares			Value
		COMMON STOCKS--continued
		Food Processing--0.5%
14,379		B&G Foods, Inc., Class A	$120,065
		Furniture--0.3%
2,699		Aaron's, Inc.	74,142
		Gas Distributor--0.8%
1,067		Laclede Group, Inc.	35,819
1,840		NICOR, Inc.	67,050
2,431		WGL Holdings, Inc.	80,515
		TOTAL	183,384
		Generic Drugs--0.8%
4,489	[1]	Hi-Tech Pharmacal Co., Inc.	70,253
6,724	[1]	Par Pharmaceutical Cos., Inc.	108,996
		TOTAL	179,249
		Greeting Cards--0.4%
5,594		American Greetings Corp., Class A	88,217
		Grocery Chain--4.3%
9,784		Casey's General Stores, Inc.	268,375
5,080		Ruddick Corp.	119,380
10,592	[1]	The Pantry, Inc.	185,890
12,898		Weis Markets, Inc.	426,537
		TOTAL	1,000,182
		Home Health Care--1.3%
19,272	[1]	Odyssey Healthcare, Inc.	224,519
3,447	[1]	Wellcare Health Plans, Inc.	76,730
		TOTAL	301,249
		Home Products--0.8%
17,190	[1]	Central Garden & Pet Co., Class A	194,075
		Hospitals--0.3%
6,830	[1]	MedCath Corp.	82,370
		Hotels and Motels--1.2%
14,830		Ameristar Casinos, Inc.	277,173
		Insurance Brokerage--0.2%
1,981		Baldwin & Lyons, Inc., Class B	42,928
		Internet Services--0.8%
4,521	[1]	EarthLink Network, Inc.	38,202
15,958		United Online, Inc.	146,494
		TOTAL	184,696
Shares			Value
		COMMON STOCKS--continued
		Leasing--1.2%
3,931		Financial Federal Corp.	$79,721
16,653		Textainer Group Holdings Ltd.	200,169
		TOTAL	279,890
		Life Insurance--0.9%
13,770		American Equity Investment Life Holding Co.	99,695
56		Delphi Financial Group, Inc., Class A	1,335
12,314	[1]	Universal American Financial Corp.	112,057
		TOTAL	213,087
		Long-Term Care Centers--0.8%
2,286		Assisted Living Concepts, Inc.	32,918
10,686	[1]	Kindred Healthcare, Inc.	150,031
		TOTAL	182,949
		Maritime--0.5%
3,589		Genco Shipping & Trading Ltd.	85,813
2,445		TAL International Group, Inc.	27,115
		TOTAL	112,928
		Medical Technology--0.2%
4,851	[1]	Ev3, Inc.	59,522
		Metal Fabrication--0.1%
7,090		North American Galvanizing Co.	35,450
		Miscellaneous Communications--0.8%
17,470		Harte-Hanks	189,025
		Miscellaneous Food Products--1.0%
2,069	[1]	Fresh Del Monte Produce, Inc.	44,297
5,661		The Anderson's, Inc.	182,397
		TOTAL	226,694
		Miscellaneous Machinery--0.8%
4,140		Nordson Corp.	185,886
		Miscellaneous Metals--0.1%
7,712	[1]	USEC, Inc.	29,845
		Motion Pictures--0.7%
15,547		Cinemark Holdings, Inc.	172,416
		Multi-Line Insurance--7.0%
13,864	[1]	Amerisafe, Inc.	230,558
3,919		EMC Insurance Group, Inc.	94,801
5,423	[1]	FPIC Insurance Group, Inc.	186,280
Shares			Value
		COMMON STOCKS--continued
		Multi-Line Insurance--continued
5,749		Harleysville Group, Inc.	$178,334
10,029		Infinity Property & Casualty	416,605
20,327		Montpelier Re Holdings Ltd.	318,727
4,659	[1]	Navigators Group, Inc.	229,735
		TOTAL	1,655,040
		Natural Gas Production--0.3%
5,382	[1]	Natural Gas Services Group, Inc.	74,218
		Office Supplies--0.3%
4,371		Ennis Business Forms, Inc.	64,385
		Offshore Driller--0.8%
4,219	[1]	Bristow Group, Inc.	139,649
1,814	[1]	Hornbeck Offshore Services, Inc.	39,509
		TOTAL	179,158
		Oil Refiner--0.9%
10,180	[1]	CVR Energy, Inc.	86,937
13,421		Delek US Holdings, Inc.	114,347
		TOTAL	201,284
		Oil Service, Explore & Drill--0.8%
6,290	[1]	Cal Dive International, Inc.	56,170
900	[1]	Dawson Geophysical Co.	27,369
14,820	[1]	Global Industries Ltd.	101,221
		TOTAL	184,760
		Other Communications Equipment--0.2%
3,034	[1]	Netgear, Inc.	51,608
108	[1]	Skyworks Solutions, Inc.	1,305
		TOTAL	52,913
		Other Tobacco Products--1.1%
8,002		Schweitzer-Mauduit International, Inc.	261,665
		Outpatient Clinics--0.3%
4,141	[1]	U.S. Physical Therapy, Inc.	67,705
		Packaged Foods--1.9%
8,065	[1]	Bway Holding Co.	128,637
3,109	[1]	Chiquita Brands International	38,085
666		J&J Snack Foods Corp.	28,864
5,449		Lancaster Colony Corp.	248,147
		TOTAL	443,733
Shares			Value
		COMMON STOCKS--continued
		Paper Products--1.8%
5,256		Clearwater Paper Corp.	$210,608
17,605		Glatfelter (P.H.) Co.	182,212
867	[1]	Orchids Paper Products Co.	19,811
1,994		Wausau-Mosinee Paper Corp.	18,744
		TOTAL	431,375
		Personal Loans--0.4%
4,351	[1]	World Acceptance Corp.	103,206
		Personnel Agency--0.1%
3,585	[1]	StarTek, Inc.	33,878
		Plastic--0.4%
4,215	[1]	Polyone Corp.	18,082
6,009		Spartech Corp.	75,113
		TOTAL	93,195
		Poultry Products--1.6%
9,529		Sanderson Farms, Inc.	387,640
		Printed Circuit Boards--1.6%
6,992	[1]	PMC-Sierra, Inc.	63,977
10,460	[1]	Sigma Designs, Inc.	169,138
15,471	[1]	TTM Technologies	152,699
		TOTAL	385,814
		Printing--0.3%
5,300		Multi-Color Corp.	82,786
		Property Liability Insurance--9.4%
4,572		American Physicians Capital, Inc.	203,408
8,006		American Physicians Service Group, Inc.	179,094
4,886	[1]	American Safety Insurance Holdings, Ltd.	80,277
4,362	[1]	Argo Group International Holdings Ltd.	146,563
2,207	[1]	CNA Surety Corp.	34,694
624	[1]	Enstar Group Ltd.	37,346
4,161	[1]	First Mercury Financial Corp.	60,126
620	[1]	Hallmark Financial Services, Inc.	4,067
11,344		Horace Mann Educators Corp.	128,754
4,801		Max Capital Group Ltd.	95,876
20,928		Meadowbrook Insurance Group, Inc.	165,541
Shares			Value
		COMMON STOCKS--continued
		Property Liability Insurance--continued
7,172		National Interstate Corp.	$129,239
4,323		OneBeacon Insurance Group Ltd.	48,850
9,391	[1]	PMA Capital Corp.	54,468
10,945		Platinum Underwriters Holdings Ltd.	369,394
5,351	[1]	ProAssurance Corp.	271,724
3,897		RLI Corp.	193,330
		TOTAL	2,202,751
		Regional Bank--3.2%
1,510	[1]	Alliance Financial Corp.	42,869
5,795		First Bancorp, Inc.	105,527
1,258		Great Southern Bancorp, Inc.	26,418
4,429	[1]	Northrim BanCorp, Inc.	65,106
6,611		Oriental Financial Group	93,281
1,681		Park National Corp.	107,164
3,410		Peoples Bancorp, Inc.	62,437
1,281		Southside Bancshares, Inc.	29,002
4,056		The First of Long Island Corp.	103,915
8,477		Trustco Bank Corp.	53,320
7,065		Wilshire Bancorp, Inc.	51,998
		TOTAL	741,037
		Restaurant--2.1%
13,209		Bob Evans Farms, Inc.	383,325
5,562	[1]	Domino's Pizza, Inc.	45,720
8,321		Ruby Tuesday, Inc.	62,241
		TOTAL	491,286
		Rubber--0.0%
439		Cooper Tire & Rubber Co.	6,480
		Savings & Loan--1.6%
3,072		Dime Community Bancorp, Inc.	36,987
4,489		First Defiance Financial Corp.	68,368
8,314		Newalliance Bancshares, Inc.	101,847
1,312		OceanFirst Financial Corp.	15,967
8,279	[1]	Ocwen Financial Corp.	117,976
2,386		Roma Financial Corp.	30,732
		TOTAL	371,877
Shares			Value
		COMMON STOCKS--continued
		Semiconductor Manufacturing--0.4%
14,370	[1]	Triquint Semiconductor, Inc.	$103,177
		Services to Medical Professionals--1.5%
10,618	[1]	BioScrip, Inc.	62,752
11,608	[1]	RehabCare Group, Inc.	279,289
		TOTAL	342,041
		Shoes--1.0%
6,037	[1]	Genesco, Inc.	131,124
4,281	[1]	Skechers USA, Inc., Class A	59,206
4,071	[1]	Timberland Co., Class A	55,528
		TOTAL	245,858
		Silver Production--0.7%
11,202		Coeur d'Alene Mines Corp.	159,068
		Specialty Retailing--4.1%
8,213		Asbury Automotive Group, Inc.	114,900
4,345		Barnes & Noble, Inc.	100,065
15,413	[1]	Cabela's, Inc., Class A	249,845
6,577	[1]	Conn's, Inc.	82,936
8,411	[1]	Dorman Products, Inc.	137,688
14,419		Finish Line, Inc., Class A	125,445
1,574		Pep Boys-Manny Moe & Jack	15,630
3,323		Sonic Automotive, Inc.	40,873
7,634		Stage Stores, Inc.	95,272
		TOTAL	962,654
		Surveillance-Detection--0.2%
2,308	[1]	Checkpoint Systems, Inc.	39,998
		Technology Services--0.2%
6,355		Web.com Group, Inc.	39,020
		Telecommunication Equipment & Services--0.6%
5,031	[1]	Arris Group, Inc.	61,278
3,108		Plantronics, Inc.	73,566
		TOTAL	134,844
Shares			Value
		COMMON STOCKS--continued
		Telephone Utility--0.2%
894		Atlantic Telephone Network, Inc.	$37,485
		Toys & Games--0.4%
5,758	[1]	RC2 Corp.	87,925
		Truck Manufacturing--0.3%
4,172		Federal Signal Corp.	36,964
4,618		Spartan Motors, Inc.	32,326
		TOTAL	69,290
		Trucking--0.1%
1,092	[1]	Marten Transport Ltd.	19,263
		Undesignated Consumer Cyclicals--1.5%
9,074	[1]	Cornell Corrections, Inc.	155,438
2,734	[1]	Lincoln Educational Services	55,664
3,370	[1]	Rent-A-Center, Inc.	69,961
15,302		Stewart Enterprises, Inc., Class A	74,827
324	[1]	Universal Technical Institute, Inc.	5,142
		TOTAL	361,032
		Undesignated Technology--0.1%
3,711	[1]	American Reprographics Co.	32,100
		TOTAL COMMON STOCKS (IDENTIFIED COST $20,433,757)	23,014,945
		MUTUAL FUND--1.3%
300,557	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	300,557
		TOTAL INVESTMENTS--99.3% (IDENTIFIED COST $20,734,314) [4]	23,315,502
		OTHER ASSETS AND LIABILITIES--NET - 0.7% [5]	160,839
		TOTAL NET ASSETS--100%	$23,476,341

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $20,952,943.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities
Domestic	$21,546,080	$--	$--	$21,546,080
International	1,468,865	--	--	1,468,865
Mutual Fund	300,557	--	--	300,557
TOTAL SECURITIES	$23,315,502	$--	$--	$23,315,502

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $300,557 of investments in an affiliated issuer (Note 5) (identified cost $20,734,314)		$23,315,502
Cash		7,999
Income receivable		14,274
Receivable for investments sold		1,101,874
Receivable for shares sold		68,441
TOTAL ASSETS		24,508,090
Liabilities:
Payable for investments purchased	$958,136
Payable for shares redeemed	9,618
Payable for auditing fees	22,500
Payable for distribution services fee (Note 5)	1,843
Payable for shareholder services fee (Note 5)	2,757
Accrued expenses	36,895
TOTAL LIABILITIES		1,031,749
Net assets for 3,442,160 shares outstanding		$23,476,341
Net Assets Consist of:
Paid-in capital		$34,797,003
Net unrealized appreciation of investments		2,581,188
Accumulated net realized loss on investments		(13,901,850)
TOTAL NET ASSETS		$23,476,341
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($18,604,227 ÷ 2,710,795 shares outstanding), no par value, unlimited shares authorized		$6.86
Offering price per share		$6.86
Redemption proceeds per share		$6.86
Class A Shares:
Net asset value per share ($1,794,571 ÷ 264,250 shares outstanding), no par value, unlimited shares authorized		$6.79
Offering price per share (100/94.50 of $6.79)		$7.19
Redemption proceeds per share		$6.79
Class C Shares:
Net asset value per share ($3,077,543 ÷ 467,115 shares outstanding), no par value, unlimited shares authorized		$6.59
Offering price per share		$6.59
Redemption proceeds per share (99.00/100 of $6.59)		$6.52

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $7,356 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $587)			$357,510
Expenses:
Investment adviser fee (Note 5)		$254,857
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		37,417
Transfer and dividend disbursing agent fees and expenses		71,454
Directors'/Trustees' fees		1,353
Auditing fees		22,500
Legal fees		1,461
Portfolio accounting fees		75,593
Distribution services fee--Class C Shares (Note 5)		21,581
Shareholder services fee--Class A Shares (Note 5)		5,401
Shareholder services fee--Class C Shares (Note 5)		7,194
Share registration costs		37,895
Printing and postage		33,255
Insurance premiums		4,492
Interest expense		106
Miscellaneous		2,384
TOTAL EXPENSES		806,943
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(254,857)
Waiver of administrative personnel and services fee	(44,779)
Reimbursement of other operating expenses	(142,853)
TOTAL WAIVERS AND REIMBURSEMENTS		(442,489)
Net expenses			364,454
Net investment income (loss)			(6,944)
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(11,773,391)
Net change in unrealized appreciation of investments			2,264,282
Net realized and unrealized loss on investments			(9,509,109)
Change in net assets resulting from operations			$(9,516,053)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(6,944)	$(34,816)
Net realized loss on investments	(11,773,391)	(2,063,606)
Net change in unrealized appreciation/depreciation of investments	2,264,282	950,455
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(9,516,053)	(1,147,967)
Distributions to Shareholders:
Distributions from net realized gain on investments
Institutional Shares	--	(638,272)
Class A Shares	--	(198,621)
Class C Shares	--	(63,763)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(900,656)
Share Transactions:
Proceeds from sale of shares	16,057,040	21,054,023
Net asset value of shares issued to shareholders in payment of distributions declared	--	316,054
Cost of shares redeemed	(10,819,501)	(6,659,980)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,237,539	14,710,097
Change in net assets	(4,278,514)	12,661,474
Net Assets:
Beginning of period	27,754,855	15,093,381
End of period	$23,476,341	$27,754,855

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Small Cap Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,959,660	$13,399,032	1,548,526	$16,894,234
Shares issued to shareholders in payment of distributions declared	--	--	7,094	75,830
Shares redeemed	(1,301,790)	(9,195,866)	(482,513)	(5,241,402)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	657,870	$4,203,166	1,073,107	$11,728,662

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	100,371	$768,645	134,417	$1,472,044
Shares issued to shareholders in payment of distributions declared	--	--	17,137	182,165
Shares redeemed	(143,809)	(981,169)	(103,407)	(1,103,930)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(43,438)	$(212,524)	48,147	$550,279

Year Ended July 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	254,156	$1,889,363	256,136	$2,687,745
Shares issued to shareholders in payment of distributions declared	--	--	5,566	58,059
Shares redeemed	(103,429)	(642,466)	(30,126)	(314,648)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	150,727	$1,246,897	231,576	$2,431,156
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	765,159	$5,237,539	1,352,830	$14,710,097

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss.

For the year ended July 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)
$(6,944)	$6,944

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008 was as follows:

	2009	2008
Ordinary income [1]	$--	$885,746
Long-term capital gains	$--	$ 14,910

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$ 2,362,559
Capital loss carryforwards and deferrals	$(13,683,221)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $20,952,943. The net unrealized appreciation of investments for federal tax purposes was $2,362,559. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,739,556 and net unrealized depreciation from investments for those securities having an excess of cost over value of $376,997.

At July 31, 2009, the Fund had a capital loss carryforward of $4,459,356 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$ 176,370
2017	$4,282,986

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $9,223,865 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each Class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $254,441 of its fee and reimbursed $142,853 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $44,779 of its fee. The net fee paid to FAS was 0.836% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $14,357 of fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $945 in sales charges from the sale of Class A Shares. FSC also retained $2,716 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $416. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	382,184	12,573,734	12,655,361	300,557	$300,557	$7,356

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$63,915,257
Sales	$58,890,272

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Value Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Value Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED MDT SMALL CAP VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.
For the periods covered by the report, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Small Cap Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R726

37325 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Tax Aware/All Cap Core Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.84		$11.65		$10.35		$10.00
Income From Investment Operations:
Net investment income (loss)	0.02		(0.00	) [3,4]	(0.02	) [3]	(0.05	) [3]
Net realized and unrealized gain (loss) on investments	(3.12)		(0.81)		1.32		0.40
TOTAL FROM INVESTMENT OPERATIONS	(3.10)		(0.81)		1.30		0.35
Less Distributions:
Distributions from net investment income	(0.00	) [4]	--		--		--
Net Asset Value, End of Period	$ 7.74		$10.84		$11.65		$10.35
Total Return [5]	(28.55)%		(6.95)%		12.56%		3.50%

Ratios to Average Net Assets:
Net expenses	1.64%		1.65%		1.65%		2.01	% [6]
Net investment income (loss)	0.27%		(0.02)%		(0.14)%		(0.50	)% [6]
Expense waiver/reimbursement [7]	3.57%		3.12%		5.81%		3.71	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$5,044		$6,862		$3,903		$2,061
Portfolio turnover	260%		183%		154%		182%

1 MDT Tax Aware/All Cap Core Fund (the "Predecessor Fund") was reorganized into the Federated MDT Tax Aware/All Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,					Period Ended
	2009	2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.60	$11.47		$10.27		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.05)	(0.08	) [3]	(0.10	) [3]	(0.13	) [3]
Net realized and unrealized gain (loss) on investments	(3.04)	(0.79)		1.30		0.40
TOTAL FROM INVESTMENT OPERATIONS	(3.09)	(0.87)		1.20		0.27
Net Asset Value, End of Period	$ 7.51	$10.60		$11.47		$10.27
Total Return [4]	(29.15)%	(7.59)%		11.68%		2.70%

Ratios to Average Net Assets:
Net expenses	2.39%	2.37%		2.40%		2.76	% [5]
Net investment income (loss)	(0.53)%	(0.73)%		(0.89)%		(1.25	)% [5]
Expense waiver/reimbursement [6]	3.57%	3.19%		5.70%		3.71	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,294	$3,587		$3,007		$1,329
Portfolio turnover	260%	183%		154%		182%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,171.00	$ 8.77
Class C Shares	$1,000	$1,166.10	$12.78
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.71	$ 8.15
Class C Shares	$1,000	$1,012.99	$11.88

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.63%
Class C Shares	2.38%

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the 12-month reporting period ended July 31, 2009 was -28.55% for Class A Shares and -29.15% for Class C Shares. The total returns of the Russell 3000 ® Index 1 and the Lipper Multi-Cap Core Funds Index 2 were -20.21% and -19.00%, respectively, for the reporting period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the Russell index.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

Over the 12-month reporting period ended July 31, 2009, domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000 ® Index, which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period

1 Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 3 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000 ® Index 4 and the Russell Midcap ® Index, 5 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 6 returning -17.81% as compared to -22.74% for the Russell 3000 Value ® Index. 7

The best performing sectors in the Russell 3000 ® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 3000 ® Index was stock selection in the Materials and Financials sectors. Additionally, an underweight in the Financials sector and an overweight in the Consumer Discretionary sector each contributed moderately to relative performance. Individual stocks contributing to the fund's performance relative to the Russell 3000 ® Index included: Freeport-McMoRan Copper & Gold Incorporated, General Electric Company, Bank of America Corporation and International Business Machines.

The most significant negative factor in the fund's performance relative to the Russell 3000 ® Index was stock selection in the Industrials, Consumer Discretionary, Health Care and Energy sectors. Additionally, an underweight in the Consumer Staples sector and an overweight in the Energy sector each detracted from relative performance. Individual stocks detracting from the fund's performance relative to the Russell 3000 ® Index included: United States Steel Corporation, Cummins Engine Incorporated, Monsanto Company and Occidental Petroleum Corporation.

3 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

4 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.

5 Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 35% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

6 Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.

7 Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Tax Aware/All Cap Core Fund 2 (Class A Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 3000 Index (Russell 3000) 3 and the Lipper Multi-Cap Core Funds Index. 4

Average Annual Total Returns [5] for the Period Ended 7/31/2009
1 Year	-32.47%
Start of Performance (9/15/2005)	-7.73%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Tax Aware/All Cap Core Fund.

3 The Russell 3000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

5 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Tax Aware/All Cap Core Fund 2 (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 3000 Index (Russell 3000) 3 and the Lipper Multi-Cap Core Funds Index. 4

Average Annual Total Returns [5] for the Period Ended 7/31/2009
1 Year	-29.86%
Start of Performance (9/15/2005)	-7.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Tax Aware/All Cap Core Fund.

3 The Russell 3000 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

5 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Property Liability Insurance	5.4%
Electric Utility	5.0%
Crude Oil & Gas Production	4.8%
Integrated International Oil	4.6%
Copper	4.5%
Computers - High End	4.3%
Railroad	4.3%
Biotechnology	3.9%
Undesignated Consumer Cyclicals	3.9%
Department Stores	3.8%
Securities Brokerage	2.9%
Miscellaneous Food Products	2.8%
Defense Aerospace	2.7%
Software Packaged/Custom	2.4%
Services to Medical Professionals	2.3%
Integrated Domestic Oil	2.2%
Multi-Industry Capital Goods	1.9%
Cable TV	1.8%
Computers - Midrange	1.8%
Gas Distributor	1.8%
Diversified Leisure	1.6%
Internet Services	1.6%
Clothing Stores	1.3%
Diversified Tobacco	1.3%
Multi-Line Insurance	1.3%
Industry Composition	Percentage of Total Net Assets
Computer Peripherals	1.2%
Ethical Drugs	1.2%
Agricultural Chemicals	1.1%
Defense Electronics	1.1%
Grocery Chain	1.0%
Offshore Driller	1.0%
Other [2]	18.3%
Cash Equivalents [3]	2.0%
Other Assets and Liabilities - Net [4]	(1.1)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--99.1%
		Advertising--0.3%
904		Omnicom Group, Inc.	$30,736
		Agricultural Chemicals--1.1%
200		Bunge Ltd.	13,994
324		FMC Corp.	15,759
1,792	[1]	Mosaic Co. (The)	93,453
		TOTAL	123,206
		Aluminum--0.1%
305		Kaiser Aluminum Corp.	10,083
		Apparel--0.3%
248		V.F. Corp.	16,043
389	[1]	Warnaco Group, Inc.	14,132
		TOTAL	30,175
		AT&T Divestiture--0.9%
4,044		AT&T, Inc.	106,074
		Auto Original Equipment Manufacturer-0.1%
70	[1]	AutoZone, Inc.	10,750
75		Superior Industries International, Inc.	1,184
		TOTAL	11,934
		Biotechnology--3.9%
5,756	[1]	Amgen, Inc.	358,656
721	[1]	Biogen Idec, Inc.	34,284
408	[1]	Cephalon, Inc.	23,929
122	[1]	Charles River Laboratories International, Inc.	4,035
498	[1]	Gilead Sciences, Inc.	24,367
64	[1]	Hospira, Inc.	2,460
		TOTAL	447,731
		Broadcasting--0.3%
661	[1]	American Tower Systems Corp.	22,533
773		News Corp., Inc.	7,985
		TOTAL	30,518
Shares			Value
		COMMON STOCKS--continued
		Building Materials--0.1%
205		Universal Forest Products, Inc.	$9,151
		Cable TV--1.8%
414	[1]	DISH Network Corp., Class A	7,017
3,518	[1]	Discovery Communications Inc.	86,191
301		Time Warner Cable, Inc.	9,951
2,575		Time Warner, Inc.	68,650
1,428	[1]	Viacom, Inc., Class B	33,072
		TOTAL	204,881
		Cement--0.3%
673		Texas Industries, Inc.	30,622
		Clothing Stores--1.3%
500	[1]	Aeropostale, Inc.	18,200
644	[1]	Children's Place Retail Stores, Inc.	21,104
636	[1]	Fossil, Inc.	16,752
1,474		Gap (The), Inc.	24,056
77	[1]	J. Crew Group, Inc.	2,168
1,000	[1]	Jos A. Bank Clothiers, Inc.	36,590
686		Ross Stores, Inc.	30,246
		TOTAL	149,116
		Cogeneration--0.4%
2,702	[1]	Mirant Corp.	48,798
		Commodity Chemicals--0.8%
2,086		Du Pont (E.I.) de Nemours & Co.	64,520
271		Eastman Chemical Co.	13,458
483		Westlake Chemical Corp.	12,070
		TOTAL	90,048
		Computer Peripherals--1.2%
482	[1]	Lexmark International Group, Class A	6,979
5,301	[1]	Sandisk Corp.	94,464
1,276	[1]	Synaptics, Inc.	30,586
161	[1]	Western Digital Corp.	4,870
		TOTAL	136,899
Shares			Value
		COMMON STOCKS--continued
		Computer Services--0.2%
166	[1]	Affiliated Computer Services, Inc., Class A	$7,870
179	[1]	Synnex Corp.	5,087
310		Syntel, Inc.	12,270
		TOTAL	25,227
		Computer Stores--0.1%
1,003	[1]	Ingram Micro, Inc., Class A	16,870
		Computers - High End--4.3%
4,186		IBM Corp.	493,655
		Computers - Low End--0.4%
110	[1]	Apple, Inc.	17,973
2,555	[1]	Dell, Inc.	34,186
		TOTAL	52,159
		Computers - Midrange--1.8%
4,712		Hewlett-Packard Co.	204,030
		Construction Machinery--0.1%
198		Joy Global, Inc.	7,362
		Contracting--0.1%
143		Harsco Corp.	3,934
188	[1]	IHS, Inc., Class A	9,389
		TOTAL	13,323
		Copper--4.5%
8,607		Freeport-McMoRan Copper & Gold, Inc.	519,002
		Crude Oil & Gas Production--4.8%
4,060		Apache Corp.	340,837
1,209		Cimarex Energy Co.	43,258
132	[1]	Encore Aquisition Co.	4,699
2,588	[1]	Newfield Exploration Co.	101,786
1,738		Pioneer Natural Resources, Inc.	49,620
555		St. Mary Land & Exploration Co.	13,248
		TOTAL	553,448
Shares			Value
		COMMON STOCKS--continued
		Defense Aerospace--2.7%
147	[1]	Alliant Techsystems, Inc.	$11,572
838		Boeing Co.	35,959
1,426		General Dynamics Corp.	78,986
424		Goodrich (B.F.) Co.	21,777
1,949		Lockheed Martin Corp.	145,707
413	[1]	TransDigm Group, Inc.	15,814
		TOTAL	309,815
		Defense Electronics--1.1%
535		L-3 Communications Holdings, Inc.	40,393
365		Northrop Grumman Corp.	16,272
1,181		Raytheon Co.	55,448
363		Rockwell Collins	15,319
		TOTAL	127,432
		Department Stores--3.8%
6,367		Penney (J.C.) Co., Inc.	191,965
3,759	[1]	Sears Holdings Corp.	249,372
		TOTAL	441,337
		Discount Department Stores--0.1%
693	[1]	99 Cents Only Stores	10,152
		Diversified Leisure--1.6%
5,729		Carnival Corp.	160,355
81		International Speedway Corp., Class A	2,071
611	[1]	Life Time Fitness, Inc.	15,550
756	[1]	Pinnacle Entertainment, Inc.	7,583
		TOTAL	185,559
		Diversified Oil--0.3%
611		Murphy Oil Corp.	35,560
		Diversified Tobacco--1.3%
3,002		Altria Group, Inc.	52,625
1,273		Philip Morris International, Inc.	59,322
824		Reynolds American, Inc.	35,852
		TOTAL	147,799
Shares			Value
		COMMON STOCKS--continued
		Electric & Electrical Original Equipment Manufacturers--0.3%
162		Cubic Corp.	$6,344
1,587		Molex, Inc.	28,185
		TOTAL	34,529
		Electric Utility--5.0%
406	[1]	AES Corp.	5,193
374		Alliant Energy Corp.	9,784
2,081		Ameren Corp.	52,920
58		CH Energy Group, Inc.	2,870
3,592		CMS Energy Corp.	46,480
824	[1]	Calpine Corp.	10,613
198		DPL, Inc.	4,742
1,198		DTE Energy Co.	41,283
344		Dominion Resources, Inc.	11,627
1,690		Edison International	54,621
733		Entergy Corp.	58,882
91		ITC Holdings Corp.	4,341
252		Idacorp, Inc.	6,985
420		OGE Energy Corp.	12,642
330		Pinnacle West Capital Corp.	10,547
2,570		Public Service Enterprises Group, Inc.	83,397
2,935		Sempra Energy	153,882
445		UniSource Energy Corp.	12,282
		TOTAL	583,091
		Electrical - Radio & TV--0.3%
1,406		Harman International Industries, Inc.	34,700
		Electrical Equipment--0.0%
192		Belden, Inc.	3,368
		Electronic Instruments--0.0%
110	[1]	Thermo Fisher Scientific Inc.	4,981
		Electronic Testing/Measuring Equipment--0.0%
155	[1]	Multi-Fineline Electronix, Inc.	3,532
Shares			Value
		COMMON STOCKS--continued
		Ethical Drugs--1.2%
4,539		Bristol-Myers Squibb Co.	$98,678
869		Eli Lilly & Co.	30,319
834	[1]	King Pharmaceuticals, Inc.	7,564
135	[1]	Valeant Pharmaceuticals International	3,483
		TOTAL	140,044
		Food Wholesaling--0.0%
201	[1]	Winn-Dixie Stores, Inc.	2,848
		Furniture--0.0%
333		Leggett and Platt, Inc.	5,778
		Gas Distributor--1.8%
298		AGL Resources, Inc.	10,019
2,945		Energen Corp.	121,687
245		ONEOK, Inc.	8,110
989		Questar Corp.	32,706
2,027	[1]	Southern Union Co.	39,283
		TOTAL	211,805
		Generic Drugs--0.6%
5,076	[1]	Mylan Laboratories, Inc.	66,952
		Grocery Chain--1.0%
1,815		Kroger Co.	38,805
3,390		Safeway Inc.	64,173
402	[1]	Whole Foods Market, Inc.	9,724
		TOTAL	112,702
		Home Building--0.4%
739		D.R. Horton, Inc.	8,565
1,793		KB HOME	29,925
456		Lennar Corp., Class A	5,399
172		Ryland Group, Inc.	3,435
		TOTAL	47,324
		Home Health Care--0.1%
459	[1]	Amerigroup Corp.	11,328
77	[1]	Gentiva Health Services, Inc.	1,639
		TOTAL	12,967
Shares			Value
		COMMON STOCKS--continued
		Home Products--0.1%
366		Fortune Brands, Inc.	$14,483
		Hospitals--0.1%
148		Universal Health Services, Inc., Class B	8,230
		Hotels and Motels--0.3%
659	[1]	Wynn Resorts Ltd.	33,721
		Household Appliances--0.2%
475		Whirlpool Corp.	27,118
		Industrial Machinery--0.4%
345		Flowserve Corp.	27,866
1,055	[1]	Terex Corp.	16,015
		TOTAL	43,881
		Insurance Brokerage--0.1%
196		Aspen Insurance Holdings Ltd.	4,875
214		Axis Capital Holdings Ltd.	6,090
		TOTAL	10,965
		Integrated Domestic Oil--2.2%
5,721		ConocoPhillips	250,065
		Integrated International Oil--4.6%
7,521		Exxon Mobil Corp.	529,403
		Internet Services--1.6%
272	[1]	Amazon.com, Inc.	23,327
2,793	[1]	NetFlix, Inc.	122,724
88	[1]	Priceline.com, Inc.	11,407
1,316	[1]	eBay, Inc.	27,965
		TOTAL	185,423
		Leasing--0.0%
49		GATX Corp.	1,236
		Life Insurance--0.9%
655		Old Republic International Corp.	6,773
2,354		Torchmark Corp.	91,947
		TOTAL	98,720
		Long-Term Care Centers--0.1%
588	[1]	Kindred Healthcare, Inc.	8,256
Shares			Value
		COMMON STOCKS--continued
		Maritime--0.1%
237	[1]	Kirby Corp.	$8,771
248		Overseas Shipholding Group, Inc.	8,519
		TOTAL	17,290
		Medical Supplies--0.5%
572	[1]	American Medical Systems Holdings, Inc.	8,746
943		McKesson HBOC, Inc.	48,234
		TOTAL	56,980
		Medical Technology--0.4%
107	[1]	Gen-Probe, Inc.	3,972
706	[1]	Thoratec Laboratories Corp.	17,749
591	[1]	Zimmer Holdings, Inc.	27,541
		TOTAL	49,262
		Metal Containers--0.2%
370		Ball Corp.	17,893
301	[1]	Crown Holdings, Inc.	7,555
		TOTAL	25,448
		Miscellaneous Communications--0.1%
533	[1]	Leap Wireless International, Inc.	12,765
		Miscellaneous Components--0.7%
748		AVX Corp.	8,221
907	[1]	Cree, Inc.	29,078
1,596	[1]	International Rectifier Corp.	26,430
571	[1]	Qlogic Corp.	7,452
525	[1]	Zoran Corp.	6,048
		TOTAL	77,229
		Miscellaneous Food Products--2.8%
10,869		Archer-Daniels-Midland Co.	327,374
		Miscellaneous Machinery--0.2%
301		Parker-Hannifin Corp.	13,328
119		SPX Corp.	6,286
		TOTAL	19,614
Shares			Value
		COMMON STOCKS--continued
		Money Center Bank--0.4%
247		Bank of New York Mellon Corp.	$6,753
1,716		U.S. Bancorp	35,024
		TOTAL	41,777
		Multi-Industry Capital Goods--1.9%
2,886		Honeywell International, Inc.	100,144
2,343		KBR, Inc.	49,648
1,206		United Technologies Corp.	65,691
		TOTAL	215,483
		Multi-Line Insurance--1.3%
1,227		AON Corp.	48,405
163	[1]	Amerisafe, Inc.	2,711
808		CIGNA Corp.	22,947
458		Cincinnati Financial Corp.	11,061
153		Infinity Property & Casualty	6,356
654		Montpelier Re Holdings Ltd.	10,255
2,806		Unum Group	52,669
		TOTAL	154,404
		Mutual Fund Adviser--0.0%
67	[1]	Affiliated Managers Group	4,423
		Office Equipment--0.1%
359		Pitney Bowes, Inc.	7,413
		Office Supplies--0.2%
928		Avery Dennison Corp.	24,805
		Offshore Driller--1.0%
1,436	[1]	Transocean Ltd.	114,435
		Oil Refiner--0.2%
668		World Fuel Services Corp.	29,298
		Oil Service, Explore & Drill--0.5%
293	[1]	McDermott International, Inc.	5,725
3,151		Patterson-UTI Energy, Inc.	43,515
178	[1]	Seacor Holdings, Inc.	14,147
		TOTAL	63,387
		Oil Well Supply--0.2%
197	[1]	Dresser-Rand Group, Inc.	5,735
412	[1]	Dril-Quip, Inc.	17,423
		TOTAL	23,158
Shares			Value
		COMMON STOCKS--continued
		Optical Reading Equipment--0.1%
264	[1]	Zebra Technologies Corp., Class A	$6,452
		Packaged Foods--0.2%
447		Campbell Soup Co.	13,870
212		Kraft Foods, Inc., Class A	6,008
		TOTAL	19,878
		Paper Products--0.5%
219		Clearwater Paper Corp.	8,775
2,570		MeadWestvaco Corp.	50,089
		TOTAL	58,864
		Personal Loans--0.1%
286	[1]	World Acceptance Corp.	6,784
		Personnel Agency--0.1%
178	[1]	Hewitt Associates, Inc.	5,328
81		Maximus, Inc.	3,452
		TOTAL	8,780
		Plastic Containers--0.2%
544	[1]	Owens-Illinois, Inc.	18,463
		Pollution Control--0.2%
205	[1]	Layne Christensen Co.	4,865
297	[1]	Stericycle, Inc.	15,206
		TOTAL	20,071
		Property Liability Insurance--5.4%
1,024		Allied World Assurance Holdings Ltd.	44,503
2,427		American Financial Group, Inc.	59,194
185	[1]	Arch Capital Group Ltd.	11,505
1,303		Chubb Corp.	60,173
102		Everest Re Group Ltd.	8,182
372		HCC Insurance Holdings, Inc.	9,337
752		Horace Mann Educators Corp.	8,535
59		PartnerRe Ltd.	4,047
280		Platinum Underwriters Holdings Ltd.	9,450
244		RenaissanceRe Holdings Ltd.	12,261
8,882		The Travelers Cos., Inc.	382,548
291		Transatlantic Holdings, Inc.	13,767
		TOTAL	623,502
Shares			Value
		COMMON STOCKS--continued
		Psychiatric Centers--0.0%
141	[1]	Magellan Health Services, Inc.	$4,563
		Railroad--4.3%
2,260		Burlington Northern Santa Fe Corp.	177,613
825		CSX Corp.	33,099
5,021		Union Pacific Corp.	288,808
		TOTAL	499,520
		Regional Bank--0.7%
2,820		Comerica, Inc.	67,229
432	[1]	TFS Financial Corp.	4,795
213		United Bankshares, Inc.	4,315
		TOTAL	76,339
		Restaurant--0.4%
136	[1]	CEC Entertainment, Inc.	3,967
454		Darden Restaurants, Inc.	14,705
387	[1]	Green Mountain Coffee, Inc.	27,260
61	[1]	P.F. Chang's China Bistro, Inc.	2,069
51	[1]	Panera Bread Co.	2,803
		TOTAL	50,804
		Rubber--0.1%
782		Cooper Tire & Rubber Co.	11,542
		Savings & Loan--0.1%
492		Hudson City Bancorp, Inc.	6,918
		Securities Brokerage--2.9%
1,954		Goldman Sachs Group, Inc.	319,088
142	[1]	Knight Capital Group, Inc., Class A	2,637
184	[1]	Piper Jaffray Cos., Inc.	8,438
		TOTAL	330,163
		Semiconductor Distribution--0.4%
1,460	[1]	Avnet, Inc.	35,624
285	[1]	FormFactor, Inc.	6,569
223	[1]	Tyler Technologies, Inc.	3,434
		TOTAL	45,627
		Semiconductor Manufacturing--0.3%
502	[1]	ATMI, Inc.	9,131
257	[1]	Silicon Laboratories, Inc.	11,007
777		Xilinx, Inc.	16,853
		TOTAL	36,991
Shares			Value
		COMMON STOCKS--continued
		Semiconductor Manufacturing Equipment--0.1%
720	[1]	Novellus Systems, Inc.	$14,090
		Services to Medical Professionals--2.3%
1,782	[1]	Health Net, Inc.	24,110
605	[1]	Humana, Inc.	19,874
1,670		Omnicare, Inc.	39,863
654	[1]	PharMerica Corp.	13,708
167		Quest Diagnostics, Inc.	9,122
2,171		UnitedHealth Group, Inc.	60,918
1,894	[1]	Wellpoint, Inc.	99,700
		TOTAL	267,295
		Shoes--0.1%
294	[1]	Genesco, Inc.	6,386
		Soft Drinks--0.1%
408	[1]	Dr. Pepper Snapple Group, Inc.	10,041
		Software Packaged/Custom--2.4%
184	[1]	Advent Software, Inc.	6,707
276	[1]	ArcSight, Inc.	5,236
1,164		CA, Inc.	24,607
228	[1]	Computer Sciences Corp.	10,983
663	[1]	DST Systems, Inc.	29,391
721	[1]	F5 Networks, Inc.	26,764
172	[1]	MSCI, Inc., Class A	4,807
771		Microsoft Corp.	18,134
215	[1]	NetSuite, Inc.	2,614
311	[1]	Quest Software, Inc.	4,584
4,841	[1]	Red Hat, Inc.	110,520
322		Rovi Corp.	8,424
699	[1]	Solera Holdings, Inc.	18,824
242	[1]	Symantec Corp.	3,613
		TOTAL	275,208
		Specialty Chemicals--0.3%
596		Albemarle Corp.	17,707
95		Lubrizol Corp.	5,503
186	[1]	OM Group, Inc.	6,261
		TOTAL	29,471
Shares			Value
		COMMON STOCKS--continued
		Specialty Retailing--0.6%
946	[1]	Cabela's, Inc., Class A	$15,335
1,477	[1]	CarMax, Inc.	23,824
15		Monro Muffler Brake, Inc.	399
2,252		Williams-Sonoma, Inc.	31,663
		TOTAL	71,221
		Stainless Steel Producer--0.8%
3,261		Allegheny Technologies, Inc.	88,308
240		Carpenter Technology Corp.	4,486
		TOTAL	92,794
		Telecommunication Equipment & Services--0.3%
252	[1]	Amdocs Ltd.	6,028
1,221	[1]	Starent Networks Corp.	29,280
		TOTAL	35,308
		Undesignated Consumer Cyclicals--3.9%
1,760	[1]	Apollo Group, Inc., Class A	121,510
118	[1]	Capella Education Co.	7,594
1,579	[1]	Corinthian Colleges, Inc.	24,380
407		DeVRY, Inc.	20,244
347	[1]	FTI Consulting, Inc.	18,887
1,868	[1]	ITT Educational Services, Inc.	181,850
2,165	[1]	Iron Mountain, Inc.	63,240
36		Strayer Education, Inc.	7,646
		TOTAL	445,351
		Uniforms--0.0%
80		Unifirst Corp.	3,114
		TOTAL COMMON STOCKS (IDENTIFIED COST $8,957,786)	11,418,909
Shares			Value
		MUTUAL FUND--2.0%
231,630	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	$231,630
		TOTAL INVESTMENTS--101.1% (IDENTIFIED COST $9,189,416) [4]	11,650,539
		OTHER ASSETS AND LIABILITIES - NET--(1.1)% [5]	(124,296)
		TOTAL NET ASSETS--100%	$11,526,243

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $9,227,921.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$11,032,951	$--	$--	$11,032,951
International	385,958	--	--	385,958
Mutual Fund	231,630	--	--	231,630
TOTAL SECURITIES	$11,650,539	$--	$--	$11,650,539

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $231,630 of investments in an affiliated issuer (Note 5) (identified cost $9,189,416)		$11,650,539
Income receivable		8,701
Receivable for investments sold		48,075
Receivable for shares sold		689
TOTAL ASSETS		11,708,004
Liabilities:
Payable for investments purchased	$50,038
Payable for shares redeemed	68,406
Payable for custodian fees	6,739
Payable for transfer and dividend disbursing agent fees and expenses	9,644
Payable for auditing fees	22,500
Payable for portfolio accounting fees	13,625
Payable for distribution services fee (Note 5)	1,385
Payable for shareholder services fee (Note 5)	3,455
Accrued expenses	5,969
TOTAL LIABILITIES		181,761
Net assets for 1,494,768 shares outstanding		$11,526,243
Net Assets Consist of:
Paid-in capital		$17,514,318
Net unrealized appreciation of investments		2,461,123
Accumulated net realized loss on investments		(8,453,489)
Undistributed net investment income		4,291
TOTAL NET ASSETS		$11,526,243
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($4,188,090 ÷ 538,100 shares outstanding), no par value, unlimited shares authorized		$7.78
Offering price per share		$7.78
Redemption proceeds per share		$7.78
Class A Shares:
Net asset value per share ($5,043,820 ÷ 651,359 shares outstanding), no par value, unlimited shares authorized		$7.74
Offering price per share (100/94.50 of $7.74)		$8.19
Redemption proceeds per share		$7.74
Class C Shares:
Net asset value per share ($2,294,333 ÷ 305,309 shares outstanding), no par value, unlimited shares authorized		$7.51
Offering price per share		$7.51
Redemption proceeds per share (99.00/100 of $7.51)		$7.43

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $4,313 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $44)			$233,297
Expenses:
Investment adviser fee (Note 5)		$111,871
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		36,081
Transfer and dividend disbursing agent fees and expenses		59,939
Directors'/Trustees' fees		1,325
Auditing fees		22,500
Legal fees		2,177
Portfolio accounting fees		79,279
Distribution services fee--Class C Shares (Note 5)		17,557
Shareholder services fee--Class A Shares (Note 5)		15,344
Shareholder services fee--Class C Shares (Note 5)		5,852
Share registration costs		39,811
Printing and postage		31,227
Insurance premiums		4,375
Interest expense		234
Miscellaneous		2,363
TOTAL EXPENSES		659,935
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(111,871)
Waiver of administrative personnel and services fee	(44,877)
Reimbursement of other operating expenses	(291,429)
TOTAL WAIVERS AND REIMBURSEMENTS		(448,177)
Net expenses			211,758
Net investment income			21,539
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(6,769,333)
Net change in unrealized appreciation of investments			1,374,793
Net realized and unrealized loss on investments			(5,394,540)
Change in net assets resulting from operations			$(5,373,001)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,539	$(10,751)
Net realized loss on investments	(6,769,333)	(1,609,068)
Net change in unrealized appreciation/depreciation of investments	1,374,793	260,269
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(5,373,001)	(1,359,550)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(12,123)	--
Class A Shares	(5,125)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,248)	--
Share Transactions:
Proceeds from sale of shares	11,864,848	11,846,604
Net asset value of shares issued to shareholders in payment of distributions declared	11,952	--
Cost of shares redeemed	(10,292,351)	(5,710,298)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,584,449	6,136,306
Change in net assets	(3,805,800)	4,776,756
Net Assets:
Beginning of period	15,332,043	10,555,287
End of period (including undistributed net investment income of $4,291 and $0, respectively)	$11,526,243	$15,332,043

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Tax Aware/All Cap Core Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is to provide long-term capital appreciation while seeking to minimize the impact of taxes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	449,790	$3,194,130	549,863	$6,491,359
Shares issued to shareholders in payment of distributions declared	976	6,958	--	--
Shares redeemed	(360,647)	(2,719,672)	(413,746)	(4,792,720)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	90,119	$481,416	136,117	$1,698,639

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	947,917	$7,814,906	353,832	$4,174,842
Shares issued to shareholders in payment of distributions declared	703	4,994	--	--
Shares redeemed	(930,303)	(6,506,356)	(55,720)	(639,826)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	18,317	$1,313,544	298,112	$3,535,016

Year Ended July 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	118,890	$855,812	100,386	$1,180,403
Shares redeemed	(152,072)	(1,066,323)	(23,958)	(277,752)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(33,182)	$(210,511)	76,428	$902,651
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	75,254	$1,584,449	510,657	$6,136,306

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$17,248	$--

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,291
Net unrealized appreciation	$2,422,618
Capital loss carryforwards and deferrals	$(8,414,984)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $9,227,921. The net unrealized appreciation of investments for federal tax purposes was $2,422,618. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,429,275 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,657.

At July 31, 2009, the Fund had a capital loss carryforward of $3,191,091 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2015	$ 10,826
2017	$3,180,265

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $5,223,893 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $111,668 of its fee and reimbursed $291,429 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $44,877 of its fee. The net fee paid to FAS was 1.489% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore, the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $4,406 of fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $391 in sales charges from the sale of Class A Shares. FSC also retained $190 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC received $339 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.40%, 1.65% and 2.40%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $203. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	240,412	8,446,529	8,455,311	231,630	$231,630	$4,313

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$33,956,928
Sales	$32,409,742

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2009, 100% of total ordinary dividends (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2009, 100% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT TAX AWARE/ALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Tax Aware/All Cap Core Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Tax Aware/All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 9 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2009

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Tax Aware/All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R403
Cusip 31421R502

37337 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Tax Aware/All Cap Core Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2009

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended
	2009	2008	2007 [1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.90	$11.69	$10.36	$10.00
Income From Investment Operations:
Net investment income (loss)	0.02	0.03 [3]	0.01 [3]	(0.03	) [3]
Net realized and unrealized gain (loss) on investments	(3.12)	(0.82)	1.32	0.39
TOTAL FROM INVESTMENT OPERATIONS	(3.10)	(0.79)	1.33	0.36
Less Distributions:
Distributions from net investment income	(0.02)	--	--	--
Net Asset Value, End of Period	$7.78	$10.90	$11.69	$10.36
Total Return [4]	(28.41)%	(6.76)%	12.84%	3.60%

Ratios to Average Net Assets:
Net expenses	1.39%	1.40%	1.40%	1.76	% [5]
Net investment income (loss)	0.44%	0.27%	0.12%	(0.25	)% [5]
Expense waiver/reimbursement [6]	3.69%	3.03%	5.47%	3.71	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,188	$4,883	$3,645	$1,383
Portfolio turnover	260%	183%	154%	182%

1 MDT Tax Aware/All Cap Core Fund (the "Predecessor Fund") was reorganized into the Federated MDT Tax Aware/All Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period [1]
Actual	$1,000	$1,171.70	$7.43
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.95	$6.90

1 Expenses are equal to the Fund's annualized net expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the fiscal year ended July 31, 2009 was -28.41% for Institutional Shares. The total returns of the Russell 3000 ® Index 1 and the Lipper Multi-Cap Core Funds Index 2 were -20.21% and -19.00%, respectively, for the reporting period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell index.

1 Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month reporting period ended July 31, 2009, domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000 ® Index, which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200 ® Index, 3 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000 ® Index 4 and the Russell Midcap ® Index, 5 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000 ® Growth Index 6 returning -17.81% as compared to -22.74% for the Russell 3000 Value ® Index. 7

The best performing sectors in the Russell 3000 ® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

3 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

4 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.

5 Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 35% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.

6 Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.

7 Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 3000 ® Index was stock selection in the Materials and Financials sectors. Additionally, an underweight in the Financials sector and an overweight in the Consumer Discretionary sector each contributed moderately to relative performance. Individual stocks contributing to the fund's performance relative to the Russell 3000 ® Index included: Freeport-McMoRan Copper & Gold Incorporated, General Electric Company, Bank of America Corporation and International Business Machines.

The most significant negative factor in the fund's performance relative to the Russell 3000 ® Index was stock selection in the Industrials, Consumer Discretionary, Health Care and Energy sectors. Additionally, an underweight in the Consumer Staples sector and an overweight in the Energy sector each detracted from relative performance. Individual stocks detracting from the fund's performance relative to the Russell 3000 ® Index included: United States Steel Corporation, Cummins Engine Incorporated, Monsanto Company and Occidental Petroleum Corporation.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT Tax Aware/All Cap Core Fund 2 (Institutional Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2009, compared to the Russell 3000 Index (Russell 3000) 3 and the Lipper Multi-Cap Core Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-28.41%
Start of Performance (9/15/2005)	-6.20%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Tax Aware/All Cap Core Fund.

3 The Russell 3000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At July 31, 2009, the Fund's industry composition 1 was as follows:

Industry Composition	Percentage of Total Net Assets
Property Liability Insurance	5.4%
Electric Utility	5.0%
Crude Oil & Gas Production	4.8%
Integrated International Oil	4.6%
Copper	4.5%
Computers - High End	4.3%
Railroad	4.3%
Biotechnology	3.9%
Undesignated Consumer Cyclicals	3.9%
Department Stores	3.8%
Securities Brokerage	2.9%
Miscellaneous Food Products	2.8%
Defense Aerospace	2.7%
Software Packaged/Custom	2.4%
Services to Medical Professionals	2.3%
Integrated Domestic Oil	2.2%
Multi-Industry Capital Goods	1.9%
Cable TV	1.8%
Computers - Midrange	1.8%
Gas Distributor	1.8%
Diversified Leisure	1.6%
Internet Services	1.6%
Clothing Stores	1.3%
Diversified Tobacco	1.3%
Multi-Line Insurance	1.3%
Industry Composition	Percentage of Total Net Assets
Computer Peripherals	1.2%
Ethical Drugs	1.2%
Agricultural Chemicals	1.1%
Defense Electronics	1.1%
Grocery Chain	1.0%
Offshore Driller	1.0%
Other [2]	18.3%
Cash Equivalents [3]	2.0%
Other Assets and Liabilities - Net [4]	(1.1)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

July 31, 2009

Shares			Value
		COMMON STOCKS--99.1%
		Advertising--0.3%
904		Omnicom Group, Inc.	$30,736
		Agricultural Chemicals--1.1%
200		Bunge Ltd.	13,994
324		FMC Corp.	15,759
1,792	[1]	Mosaic Co. (The)	93,453
		TOTAL	123,206
		Aluminum--0.1%
305		Kaiser Aluminum Corp.	10,083
		Apparel--0.3%
248		V.F. Corp.	16,043
389	[1]	Warnaco Group, Inc.	14,132
		TOTAL	30,175
		AT&T Divestiture--0.9%
4,044		AT&T, Inc.	106,074
		Auto Original Equipment Manufacturer-0.1%
70	[1]	AutoZone, Inc.	10,750
75		Superior Industries International, Inc.	1,184
		TOTAL	11,934
		Biotechnology--3.9%
5,756	[1]	Amgen, Inc.	358,656
721	[1]	Biogen Idec, Inc.	34,284
408	[1]	Cephalon, Inc.	23,929
122	[1]	Charles River Laboratories International, Inc.	4,035
498	[1]	Gilead Sciences, Inc.	24,367
64	[1]	Hospira, Inc.	2,460
		TOTAL	447,731
		Broadcasting--0.3%
661	[1]	American Tower Systems Corp.	22,533
773		News Corp., Inc.	7,985
		TOTAL	30,518
Shares			Value
		COMMON STOCKS--continued
		Building Materials--0.1%
205		Universal Forest Products, Inc.	$9,151
		Cable TV--1.8%
414	[1]	DISH Network Corp., Class A	7,017
3,518	[1]	Discovery Communications Inc.	86,191
301		Time Warner Cable, Inc.	9,951
2,575		Time Warner, Inc.	68,650
1,428	[1]	Viacom, Inc., Class B	33,072
		TOTAL	204,881
		Cement--0.3%
673		Texas Industries, Inc.	30,622
		Clothing Stores--1.3%
500	[1]	Aeropostale, Inc.	18,200
644	[1]	Children's Place Retail Stores, Inc.	21,104
636	[1]	Fossil, Inc.	16,752
1,474		Gap (The), Inc.	24,056
77	[1]	J. Crew Group, Inc.	2,168
1,000	[1]	Jos A. Bank Clothiers, Inc.	36,590
686		Ross Stores, Inc.	30,246
		TOTAL	149,116
		Cogeneration--0.4%
2,702	[1]	Mirant Corp.	48,798
		Commodity Chemicals--0.8%
2,086		Du Pont (E.I.) de Nemours & Co.	64,520
271		Eastman Chemical Co.	13,458
483		Westlake Chemical Corp.	12,070
		TOTAL	90,048
		Computer Peripherals--1.2%
482	[1]	Lexmark International Group, Class A	6,979
5,301	[1]	Sandisk Corp.	94,464
1,276	[1]	Synaptics, Inc.	30,586
161	[1]	Western Digital Corp.	4,870
		TOTAL	136,899
Shares			Value
		COMMON STOCKS--continued
		Computer Services--0.2%
166	[1]	Affiliated Computer Services, Inc., Class A	$7,870
179	[1]	Synnex Corp.	5,087
310		Syntel, Inc.	12,270
		TOTAL	25,227
		Computer Stores--0.1%
1,003	[1]	Ingram Micro, Inc., Class A	16,870
		Computers - High End--4.3%
4,186		IBM Corp.	493,655
		Computers - Low End--0.4%
110	[1]	Apple, Inc.	17,973
2,555	[1]	Dell, Inc.	34,186
		TOTAL	52,159
		Computers - Midrange--1.8%
4,712		Hewlett-Packard Co.	204,030
		Construction Machinery--0.1%
198		Joy Global, Inc.	7,362
		Contracting--0.1%
143		Harsco Corp.	3,934
188	[1]	IHS, Inc., Class A	9,389
		TOTAL	13,323
		Copper--4.5%
8,607		Freeport-McMoRan Copper & Gold, Inc.	519,002
		Crude Oil & Gas Production--4.8%
4,060		Apache Corp.	340,837
1,209		Cimarex Energy Co.	43,258
132	[1]	Encore Aquisition Co.	4,699
2,588	[1]	Newfield Exploration Co.	101,786
1,738		Pioneer Natural Resources, Inc.	49,620
555		St. Mary Land & Exploration Co.	13,248
		TOTAL	553,448
Shares			Value
		COMMON STOCKS--continued
		Defense Aerospace--2.7%
147	[1]	Alliant Techsystems, Inc.	$11,572
838		Boeing Co.	35,959
1,426		General Dynamics Corp.	78,986
424		Goodrich (B.F.) Co.	21,777
1,949		Lockheed Martin Corp.	145,707
413	[1]	TransDigm Group, Inc.	15,814
		TOTAL	309,815
		Defense Electronics--1.1%
535		L-3 Communications Holdings, Inc.	40,393
365		Northrop Grumman Corp.	16,272
1,181		Raytheon Co.	55,448
363		Rockwell Collins	15,319
		TOTAL	127,432
		Department Stores--3.8%
6,367		Penney (J.C.) Co., Inc.	191,965
3,759	[1]	Sears Holdings Corp.	249,372
		TOTAL	441,337
		Discount Department Stores--0.1%
693	[1]	99 Cents Only Stores	10,152
		Diversified Leisure--1.6%
5,729		Carnival Corp.	160,355
81		International Speedway Corp., Class A	2,071
611	[1]	Life Time Fitness, Inc.	15,550
756	[1]	Pinnacle Entertainment, Inc.	7,583
		TOTAL	185,559
		Diversified Oil--0.3%
611		Murphy Oil Corp.	35,560
		Diversified Tobacco--1.3%
3,002		Altria Group, Inc.	52,625
1,273		Philip Morris International, Inc.	59,322
824		Reynolds American, Inc.	35,852
		TOTAL	147,799
Shares			Value
		COMMON STOCKS--continued
		Electric & Electrical Original Equipment Manufacturers--0.3%
162		Cubic Corp.	$6,344
1,587		Molex, Inc.	28,185
		TOTAL	34,529
		Electric Utility--5.0%
406	[1]	AES Corp.	5,193
374		Alliant Energy Corp.	9,784
2,081		Ameren Corp.	52,920
58		CH Energy Group, Inc.	2,870
3,592		CMS Energy Corp.	46,480
824	[1]	Calpine Corp.	10,613
198		DPL, Inc.	4,742
1,198		DTE Energy Co.	41,283
344		Dominion Resources, Inc.	11,627
1,690		Edison International	54,621
733		Entergy Corp.	58,882
91		ITC Holdings Corp.	4,341
252		Idacorp, Inc.	6,985
420		OGE Energy Corp.	12,642
330		Pinnacle West Capital Corp.	10,547
2,570		Public Service Enterprises Group, Inc.	83,397
2,935		Sempra Energy	153,882
445		UniSource Energy Corp.	12,282
		TOTAL	583,091
		Electrical - Radio & TV--0.3%
1,406		Harman International Industries, Inc.	34,700
		Electrical Equipment--0.0%
192		Belden, Inc.	3,368
		Electronic Instruments--0.0%
110	[1]	Thermo Fisher Scientific Inc.	4,981
		Electronic Testing/Measuring Equipment--0.0%
155	[1]	Multi-Fineline Electronix, Inc.	3,532
Shares			Value
		COMMON STOCKS--continued
		Ethical Drugs--1.2%
4,539		Bristol-Myers Squibb Co.	$98,678
869		Eli Lilly & Co.	30,319
834	[1]	King Pharmaceuticals, Inc.	7,564
135	[1]	Valeant Pharmaceuticals International	3,483
		TOTAL	140,044
		Food Wholesaling--0.0%
201	[1]	Winn-Dixie Stores, Inc.	2,848
		Furniture--0.0%
333		Leggett and Platt, Inc.	5,778
		Gas Distributor--1.8%
298		AGL Resources, Inc.	10,019
2,945		Energen Corp.	121,687
245		ONEOK, Inc.	8,110
989		Questar Corp.	32,706
2,027	[1]	Southern Union Co.	39,283
		TOTAL	211,805
		Generic Drugs--0.6%
5,076	[1]	Mylan Laboratories, Inc.	66,952
		Grocery Chain--1.0%
1,815		Kroger Co.	38,805
3,390		Safeway Inc.	64,173
402	[1]	Whole Foods Market, Inc.	9,724
		TOTAL	112,702
		Home Building--0.4%
739		D.R. Horton, Inc.	8,565
1,793		KB HOME	29,925
456		Lennar Corp., Class A	5,399
172		Ryland Group, Inc.	3,435
		TOTAL	47,324
		Home Health Care--0.1%
459	[1]	Amerigroup Corp.	11,328
77	[1]	Gentiva Health Services, Inc.	1,639
		TOTAL	12,967
Shares			Value
		COMMON STOCKS--continued
		Home Products--0.1%
366		Fortune Brands, Inc.	$14,483
		Hospitals--0.1%
148		Universal Health Services, Inc., Class B	8,230
		Hotels and Motels--0.3%
659	[1]	Wynn Resorts Ltd.	33,721
		Household Appliances--0.2%
475		Whirlpool Corp.	27,118
		Industrial Machinery--0.4%
345		Flowserve Corp.	27,866
1,055	[1]	Terex Corp.	16,015
		TOTAL	43,881
		Insurance Brokerage--0.1%
196		Aspen Insurance Holdings Ltd.	4,875
214		Axis Capital Holdings Ltd.	6,090
		TOTAL	10,965
		Integrated Domestic Oil--2.2%
5,721		ConocoPhillips	250,065
		Integrated International Oil--4.6%
7,521		Exxon Mobil Corp.	529,403
		Internet Services--1.6%
272	[1]	Amazon.com, Inc.	23,327
2,793	[1]	NetFlix, Inc.	122,724
88	[1]	Priceline.com, Inc.	11,407
1,316	[1]	eBay, Inc.	27,965
		TOTAL	185,423
		Leasing--0.0%
49		GATX Corp.	1,236
		Life Insurance--0.9%
655		Old Republic International Corp.	6,773
2,354		Torchmark Corp.	91,947
		TOTAL	98,720
		Long-Term Care Centers--0.1%
588	[1]	Kindred Healthcare, Inc.	8,256
Shares			Value
		COMMON STOCKS--continued
		Maritime--0.1%
237	[1]	Kirby Corp.	$8,771
248		Overseas Shipholding Group, Inc.	8,519
		TOTAL	17,290
		Medical Supplies--0.5%
572	[1]	American Medical Systems Holdings, Inc.	8,746
943		McKesson HBOC, Inc.	48,234
		TOTAL	56,980
		Medical Technology--0.4%
107	[1]	Gen-Probe, Inc.	3,972
706	[1]	Thoratec Laboratories Corp.	17,749
591	[1]	Zimmer Holdings, Inc.	27,541
		TOTAL	49,262
		Metal Containers--0.2%
370		Ball Corp.	17,893
301	[1]	Crown Holdings, Inc.	7,555
		TOTAL	25,448
		Miscellaneous Communications--0.1%
533	[1]	Leap Wireless International, Inc.	12,765
		Miscellaneous Components--0.7%
748		AVX Corp.	8,221
907	[1]	Cree, Inc.	29,078
1,596	[1]	International Rectifier Corp.	26,430
571	[1]	Qlogic Corp.	7,452
525	[1]	Zoran Corp.	6,048
		TOTAL	77,229
		Miscellaneous Food Products--2.8%
10,869		Archer-Daniels-Midland Co.	327,374
		Miscellaneous Machinery--0.2%
301		Parker-Hannifin Corp.	13,328
119		SPX Corp.	6,286
		TOTAL	19,614
Shares			Value
		COMMON STOCKS--continued
		Money Center Bank--0.4%
247		Bank of New York Mellon Corp.	$6,753
1,716		U.S. Bancorp	35,024
		TOTAL	41,777
		Multi-Industry Capital Goods--1.9%
2,886		Honeywell International, Inc.	100,144
2,343		KBR, Inc.	49,648
1,206		United Technologies Corp.	65,691
		TOTAL	215,483
		Multi-Line Insurance--1.3%
1,227		AON Corp.	48,405
163	[1]	Amerisafe, Inc.	2,711
808		CIGNA Corp.	22,947
458		Cincinnati Financial Corp.	11,061
153		Infinity Property & Casualty	6,356
654		Montpelier Re Holdings Ltd.	10,255
2,806		Unum Group	52,669
		TOTAL	154,404
		Mutual Fund Adviser--0.0%
67	[1]	Affiliated Managers Group	4,423
		Office Equipment--0.1%
359		Pitney Bowes, Inc.	7,413
		Office Supplies--0.2%
928		Avery Dennison Corp.	24,805
		Offshore Driller--1.0%
1,436	[1]	Transocean Ltd.	114,435
		Oil Refiner--0.2%
668		World Fuel Services Corp.	29,298
		Oil Service, Explore & Drill--0.5%
293	[1]	McDermott International, Inc.	5,725
3,151		Patterson-UTI Energy, Inc.	43,515
178	[1]	Seacor Holdings, Inc.	14,147
		TOTAL	63,387
		Oil Well Supply--0.2%
197	[1]	Dresser-Rand Group, Inc.	5,735
412	[1]	Dril-Quip, Inc.	17,423
		TOTAL	23,158
Shares			Value
		COMMON STOCKS--continued
		Optical Reading Equipment--0.1%
264	[1]	Zebra Technologies Corp., Class A	$6,452
		Packaged Foods--0.2%
447		Campbell Soup Co.	13,870
212		Kraft Foods, Inc., Class A	6,008
		TOTAL	19,878
		Paper Products--0.5%
219		Clearwater Paper Corp.	8,775
2,570		MeadWestvaco Corp.	50,089
		TOTAL	58,864
		Personal Loans--0.1%
286	[1]	World Acceptance Corp.	6,784
		Personnel Agency--0.1%
178	[1]	Hewitt Associates, Inc.	5,328
81		Maximus, Inc.	3,452
		TOTAL	8,780
		Plastic Containers--0.2%
544	[1]	Owens-Illinois, Inc.	18,463
		Pollution Control--0.2%
205	[1]	Layne Christensen Co.	4,865
297	[1]	Stericycle, Inc.	15,206
		TOTAL	20,071
		Property Liability Insurance--5.4%
1,024		Allied World Assurance Holdings Ltd.	44,503
2,427		American Financial Group, Inc.	59,194
185	[1]	Arch Capital Group Ltd.	11,505
1,303		Chubb Corp.	60,173
102		Everest Re Group Ltd.	8,182
372		HCC Insurance Holdings, Inc.	9,337
752		Horace Mann Educators Corp.	8,535
59		PartnerRe Ltd.	4,047
280		Platinum Underwriters Holdings Ltd.	9,450
244		RenaissanceRe Holdings Ltd.	12,261
8,882		The Travelers Cos., Inc.	382,548
291		Transatlantic Holdings, Inc.	13,767
		TOTAL	623,502
Shares			Value
		COMMON STOCKS--continued
		Psychiatric Centers--0.0%
141	[1]	Magellan Health Services, Inc.	$4,563
		Railroad--4.3%
2,260		Burlington Northern Santa Fe Corp.	177,613
825		CSX Corp.	33,099
5,021		Union Pacific Corp.	288,808
		TOTAL	499,520
		Regional Bank--0.7%
2,820		Comerica, Inc.	67,229
432	[1]	TFS Financial Corp.	4,795
213		United Bankshares, Inc.	4,315
		TOTAL	76,339
		Restaurant--0.4%
136	[1]	CEC Entertainment, Inc.	3,967
454		Darden Restaurants, Inc.	14,705
387	[1]	Green Mountain Coffee, Inc.	27,260
61	[1]	P.F. Chang's China Bistro, Inc.	2,069
51	[1]	Panera Bread Co.	2,803
		TOTAL	50,804
		Rubber--0.1%
782		Cooper Tire & Rubber Co.	11,542
		Savings & Loan--0.1%
492		Hudson City Bancorp, Inc.	6,918
		Securities Brokerage--2.9%
1,954		Goldman Sachs Group, Inc.	319,088
142	[1]	Knight Capital Group, Inc., Class A	2,637
184	[1]	Piper Jaffray Cos., Inc.	8,438
		TOTAL	330,163
		Semiconductor Distribution--0.4%
1,460	[1]	Avnet, Inc.	35,624
285	[1]	FormFactor, Inc.	6,569
223	[1]	Tyler Technologies, Inc.	3,434
		TOTAL	45,627
		Semiconductor Manufacturing--0.3%
502	[1]	ATMI, Inc.	9,131
257	[1]	Silicon Laboratories, Inc.	11,007
777		Xilinx, Inc.	16,853
		TOTAL	36,991
Shares			Value
		COMMON STOCKS--continued
		Semiconductor Manufacturing Equipment--0.1%
720	[1]	Novellus Systems, Inc.	$14,090
		Services to Medical Professionals--2.3%
1,782	[1]	Health Net, Inc.	24,110
605	[1]	Humana, Inc.	19,874
1,670		Omnicare, Inc.	39,863
654	[1]	PharMerica Corp.	13,708
167		Quest Diagnostics, Inc.	9,122
2,171		UnitedHealth Group, Inc.	60,918
1,894	[1]	Wellpoint, Inc.	99,700
		TOTAL	267,295
		Shoes--0.1%
294	[1]	Genesco, Inc.	6,386
		Soft Drinks--0.1%
408	[1]	Dr. Pepper Snapple Group, Inc.	10,041
		Software Packaged/Custom--2.4%
184	[1]	Advent Software, Inc.	6,707
276	[1]	ArcSight, Inc.	5,236
1,164		CA, Inc.	24,607
228	[1]	Computer Sciences Corp.	10,983
663	[1]	DST Systems, Inc.	29,391
721	[1]	F5 Networks, Inc.	26,764
172	[1]	MSCI, Inc., Class A	4,807
771		Microsoft Corp.	18,134
215	[1]	NetSuite, Inc.	2,614
311	[1]	Quest Software, Inc.	4,584
4,841	[1]	Red Hat, Inc.	110,520
322		Rovi Corp.	8,424
699	[1]	Solera Holdings, Inc.	18,824
242	[1]	Symantec Corp.	3,613
		TOTAL	275,208
		Specialty Chemicals--0.3%
596		Albemarle Corp.	17,707
95		Lubrizol Corp.	5,503
186	[1]	OM Group, Inc.	6,261
		TOTAL	29,471
Shares			Value
		COMMON STOCKS--continued
		Specialty Retailing--0.6%
946	[1]	Cabela's, Inc., Class A	$15,335
1,477	[1]	CarMax, Inc.	23,824
15		Monro Muffler Brake, Inc.	399
2,252		Williams-Sonoma, Inc.	31,663
		TOTAL	71,221
		Stainless Steel Producer--0.8%
3,261		Allegheny Technologies, Inc.	88,308
240		Carpenter Technology Corp.	4,486
		TOTAL	92,794
		Telecommunication Equipment & Services--0.3%
252	[1]	Amdocs Ltd.	6,028
1,221	[1]	Starent Networks Corp.	29,280
		TOTAL	35,308
		Undesignated Consumer Cyclicals--3.9%
1,760	[1]	Apollo Group, Inc., Class A	121,510
118	[1]	Capella Education Co.	7,594
1,579	[1]	Corinthian Colleges, Inc.	24,380
407		DeVRY, Inc.	20,244
347	[1]	FTI Consulting, Inc.	18,887
1,868	[1]	ITT Educational Services, Inc.	181,850
2,165	[1]	Iron Mountain, Inc.	63,240
36		Strayer Education, Inc.	7,646
		TOTAL	445,351
		Uniforms--0.0%
80		Unifirst Corp.	3,114
		TOTAL COMMON STOCKS (IDENTIFIED COST $8,957,786)	11,418,909
Shares			Value
		MUTUAL FUND--2.0%
231,630	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.51% (AT NET ASSET VALUE)	$231,630
		TOTAL INVESTMENTS--101.1% (IDENTIFIED COST $9,189,416) [4]	11,650,539
		OTHER ASSETS AND LIABILITIES - NET--(1.1)% [5]	(124,296)
		TOTAL NET ASSETS--100%	$11,526,243

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $9,227,921.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$11,032,951	$--	$--	$11,032,951
International	385,958	--	--	385,958
Mutual Fund	231,630	--	--	231,630
TOTAL SECURITIES	$11,650,539	$--	$--	$11,650,539

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Total investments in securities, at value including $231,630 of investments in an affiliated issuer (Note 5) (identified cost $9,189,416)		$11,650,539
Income receivable		8,701
Receivable for investments sold		48,075
Receivable for shares sold		689
TOTAL ASSETS		11,708,004
Liabilities:
Payable for investments purchased	$50,038
Payable for shares redeemed	68,406
Payable for custodian fees	6,739
Payable for transfer and dividend disbursing agent fees and expenses	9,644
Payable for auditing fees	22,500
Payable for portfolio accounting fees	13,625
Payable for distribution services fee (Note 5)	1,385
Payable for shareholder services fee (Note 5)	3,455
Accrued expenses	5,969
TOTAL LIABILITIES		181,761
Net assets for 1,494,768 shares outstanding		$11,526,243
Net Assets Consist of:
Paid-in capital		$17,514,318
Net unrealized appreciation of investments		2,461,123
Accumulated net realized loss on investments		(8,453,489)
Undistributed net investment income		4,291
TOTAL NET ASSETS		$11,526,243
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($4,188,090 ÷ 538,100 shares outstanding), no par value, unlimited shares authorized		$7.78
Offering price per share		$7.78
Redemption proceeds per share		$7.78
Class A Shares:
Net asset value per share ($5,043,820 ÷ 651,359 shares outstanding), no par value, unlimited shares authorized		$7.74
Offering price per share (100/94.50 of $7.74)		$8.19
Redemption proceeds per share		$7.74
Class C Shares:
Net asset value per share ($2,294,333 ÷ 305,309 shares outstanding), no par value, unlimited shares authorized		$7.51
Offering price per share		$7.51
Redemption proceeds per share (99.00/100 of $7.51)		$7.43

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended July 31, 2009

Investment Income:
Dividends (including $4,313 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $44)			$233,297
Expenses:
Investment adviser fee (Note 5)		$111,871
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		36,081
Transfer and dividend disbursing agent fees and expenses		59,939
Directors'/Trustees' fees		1,325
Auditing fees		22,500
Legal fees		2,177
Portfolio accounting fees		79,279
Distribution services fee--Class C Shares (Note 5)		17,557
Shareholder services fee--Class A Shares (Note 5)		15,344
Shareholder services fee--Class C Shares (Note 5)		5,852
Share registration costs		39,811
Printing and postage		31,227
Insurance premiums		4,375
Interest expense		234
Miscellaneous		2,363
TOTAL EXPENSES		659,935
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(111,871)
Waiver of administrative personnel and services fee	(44,877)
Reimbursement of other operating expenses	(291,429)
TOTAL WAIVERS AND REIMBURSEMENTS		(448,177)
Net expenses			211,758
Net investment income			21,539
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(6,769,333)
Net change in unrealized appreciation of investments			1,374,793
Net realized and unrealized loss on investments			(5,394,540)
Change in net assets resulting from operations			$(5,373,001)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended July 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,539	$(10,751)
Net realized loss on investments	(6,769,333)	(1,609,068)
Net change in unrealized appreciation/depreciation of investments	1,374,793	260,269
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(5,373,001)	(1,359,550)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(12,123)	--
Class A Shares	(5,125)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,248)	--
Share Transactions:
Proceeds from sale of shares	11,864,848	11,846,604
Net asset value of shares issued to shareholders in payment of distributions declared	11,952	--
Cost of shares redeemed	(10,292,351)	(5,710,298)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,584,449	6,136,306
Change in net assets	(3,805,800)	4,776,756
Net Assets:
Beginning of period	15,332,043	10,555,287
End of period (including undistributed net investment income of $4,291 and $0, respectively)	$11,526,243	$15,332,043

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

July 31, 2009

1. ORGANIZATION

Federated MDT Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated MDT Tax Aware/All Cap Core Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide long-term capital appreciation while seeking to minimize the impact of taxes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended July 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	449,790	$3,194,130	549,863	$6,491,359
Shares issued to shareholders in payment of distributions declared	976	6,958	--	--
Shares redeemed	(360,647)	(2,719,672)	(413,746)	(4,792,720)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	90,119	$481,416	136,117	$1,698,639

Year Ended July 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	947,917	$7,814,906	353,832	$4,174,842
Shares issued to shareholders in payment of distributions declared	703	4,994	--	--
Shares redeemed	(930,303)	(6,506,356)	(55,720)	(639,826)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	18,317	$1,313,544	298,112	$3,535,016

Year Ended July 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	118,890	$855,812	100,386	$1,180,403
Shares redeemed	(152,072)	(1,066,323)	(23,958)	(277,752)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(33,182)	$(210,511)	76,428	$902,651
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	75,254	$1,584,449	510,657	$6,136,306

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$17,248	$--

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,291
Net unrealized appreciation	$2,422,618
Capital loss carryforwards and deferrals	$(8,414,984)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2009, the cost of investments for federal tax purposes was $9,227,921. The net unrealized appreciation of investments for federal tax purposes was $2,422,618. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,429,275 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,657.

At July 31, 2009, the Fund had a capital loss carryforward of $3,191,091 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2015	$ 10,826
2017	$3,180,265

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2009, for federal income tax purposes, post October losses of $5,223,893 were deferred to August 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Prior to December 8, 2008, the Adviser agreed to waive all or a portion of the advisory fee and/or reimburse certain operating expenses (excluding interest, taxes and brokerage commissions) in order to contractually limit the Fund's aggregate annual operating expenses to no more than the following annual percentages for each class of the Fund based on average daily net assets:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Shares	1.80%
Class A Shares	2.05%
Class C Shares	2.80%

In addition, subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any additional portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended July 31, 2009, the Adviser waived $111,668 of its fee and reimbursed $291,429 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 2009, FAS waived $44,877 of its fee. The net fee paid to FAS was 1.489% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore, the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2009, FSC retained $4,406 of fees paid by the Fund. For the year ended July 31, 2009, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2009, FSC retained $391 in sales charges from the sale of Class A Shares. FSC also retained $190 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended July 31, 2009, FSSC received $339 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.40%, 1.65% and 2.40%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2009, the Adviser reimbursed $203. Transactions with the affiliated company during the year ended July 31, 2009 were as follows:

Affiliate	Balance of Shares Held 7/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	240,412	8,446,529	8,455,311	231,630	$231,630	$4,313

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2009, were as follows:

Purchases	$33,956,928
Sales	$32,409,742

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of July 31, 2009, there were no outstanding loans. During the year ended July 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 21, 2009 and determined that no events have occurred that require disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2009, 100% of total ordinary dividends (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2009, 100% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES AND SHAREHOLDERS OF FEDERATED MDT TAX AWARE/ALL CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Federated MDT Tax Aware/All Cap Core Fund (the "Fund") (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Tax Aware/All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
September 21, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 9 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Evaluation and Approval of Advisory Contract - May 2009

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MDT Tax Aware/All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R601

37321 (9/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)                      Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $202,500

Fiscal year ended 2008 – $184,500

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 – $3,000

Consent for registration statement.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $5,478 respectively.  Fiscal year ended 2008- Audit consents issued for N-14 business combination.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $5,470 and $8,342, respectively.  Fiscal year ended 2009- Service fee for analysis of potential Passive Foreign Investment Company holdings.  Fiscal year ended 2008- Due diligence analysis and discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2009 - $72,498

Fiscal year ended 2008 - $127,268

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated MDT Series

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	September 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer
Date	September 21, 2009

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	September 21, 2009